UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3178
                                   ------------


                           AXP DISCOVERY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------

Date of reporting period:    7/31
                         --------------

AXP(R)
   Core Bond
            Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2004

AXP Core Bond Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                                             3

Questions & Answers
   with Portfolio Management                              4

The Fund's Long-term Performance                         10

Investments in Securities                                12

Financial Statements                                     18

Notes to Financial Statements                            21

Report of Independent Registered
   Public Accounting Firm                                32

Federal Income Tax Information                           33

Fund Expenses Example                                    35

Board Members and Officers                               37

Proxy Voting                                             39

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2   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2004

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Jamie Jackson, CFA                6/03                       16
Scott Kirby                       6/03                       25
Tom Murphy, CFA                   6/03                       18

FUND OBJECTIVE

The Fund seeks high total return through current income and capital appreciation.

Inception dates
A: 6/19/03      B: 6/19/03      C: 6/19/03      Y: 6/19/03

Ticker symbols
A: ACBAX        B: --           C: --           Y: --

Total net assets                                         $136.9 million

Number of holdings                                                  212

Weighted average life(1)                                      6.2 years

Effective duration(2)                                         4.2 years

Weighted average bond rating(3)                                      AA

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT   LONG
         X          HIGH
                    MEDIUM  QUALITY
                    LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Mortgage-backed securities 29.4%
U.S. government obligations & agencies 29.4%
Short-term securities 17.4%
Corporate bonds* 16.7%
CMBS/ABS** 5.9%
Foreign government bonds 1.2%

 * Includes 3.3% Communications, 2.9% Banks & brokers, 2.1% Utilities, 1.8% Consumer cyclical, 1.7% Insurance, 1.7% Other financial, 1.0% Energy, 1.0% Technology, 0.7% Capital goods, 0.3% Consumer non-cyclical, and 0.2% Basic industries.

**   Commercial mortgage-backed/Asset-backed securities

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                          81.1%
AA bonds                                                            1.6
A bonds                                                             5.4
BBB bonds                                                          11.9
Non-investment grade bonds                                           --

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

There are special considerations associated with investing in bond funds. Principal risks associated with the Fund include market risk, interest rate risk, credit risk and call/prepayment risk.

Fund holdings are subject to change.

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3   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team discusses AXP Core Bond Fund's positioning and results for the fiscal year ended July 31, 2004.

Q:  How did AXP Core Bond Fund perform for the year ended July 31, 2004?

A: AXP Core Bond Fund's Class A shares rose 4.06%, excluding sales charge, for the 12 months ended July 31, 2004. This was less than the unmanaged Lehman Brothers Aggregate Bond Index, which climbed 4.84% for the period.

    The Lipper Intermediate Investment Grade Index, representing the Fund's peer group, advanced 5.05% for the same time frame.

Q:  What factors significantly affected the Fund's performance?

A: Most of the Fund's underperformance relative to its peer group in fiscal year 2004 occurred between July 2003 and early February, when higher risk areas of the bond market such as high yield debt and emerging market bonds provided strong returns. Since the Fund did not own high yield or emerging markets bonds, it was not able to benefit from their strong returns, as many of its peers did.

    Over the course of the fiscal year, the Fund's short duration relative to its benchmark (effective duration was 4.2 years as of July 31, 2004) was a small positive factor in our results. A meaningful contributor to overall portfolio performance was the Fund's positioning along the yield curve, which reflected our view that the difference in interest rates between short- and long-term securities would "flatten." During the fiscal year, we benefited from the outperformance of longer-dated U.S. Treasuries (where the Fund had a higher than benchmark position) versus shorter-dated securities (where we had the Fund positioned with a lower than index weighting).

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2004

6%
                                                           (bar 3)
5%                                 (bar 2)                 +5.05%
             (bar 1)                +4.84%
4%            +4.06%

3%

2%

1%

0%

(bar 1) AXP Core Bond Fund Class A (excluding sales charge)
(bar 2) Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 3) Lipper Intermediate Investment Grade Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Questions & Answers

SEC YIELDS
                                 Class A    Class B    Class C    Class Y
As of July 30, 2004*              2.82%      2.05%      2.24%      3.12%
As of June 30, 2004               2.93%      2.36%      2.44%      3.41%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures.

* The last business day of the fiscal year.

AVERAGE ANNUAL TOTAL RETURNS

                             Class A                 Class B                   Class C                  Class Y
(Inception dates)           (6/19/03)               (6/19/03)                 (6/19/03)                (6/19/03)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)     POP(5)
as of July 31, 2004
1 year                  +4.06%     -0.87%     +3.18%       -0.82%       +3.17%       +3.17%       +4.23%     +4.23%
Since inception         -0.38%     -4.64%     -1.11%       -4.59%       -1.12%       -1.12%       -0.23%     -0.23%

as of June 30, 2004
1 year                  -0.69%     -5.41%     -1.42%       -5.30%       -1.43%       -1.43%       -0.53%     -0.53%
Since inception         -1.30%     -5.86%     -1.92%       -5.66%       -1.94%       -1.94%       -1.05%     -1.05%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)We view AAA-rated commercial mortgage-backed securities as an excellent substitute for higher quality credit and agency securities, and have positioned the Fund accordingly.(end callout quote)

Q:  How did the interest rate environment change during the past fiscal year?

A: Ten-year U.S. Treasury rates were volatile but ended the period close to where they began. Much of the volatility was driven by the market's analysis of statements by the Federal Open Market Committee. In August 2003, the Fed's concerns about deflation and mixed labor market indicators led it to state that its accommodative monetary policy could be maintained for "a considerable period." Rates drifted downward as most investors believed there would be no official increase in short-term rates until well into 2004. Then in January 2004, the Fed's statements about being "patient" in removing its accommodative policy led the market to believe it would raise short-term rates sooner than anticipated. However, weaker-than-expected job creation from December through February caused rates to rally and the Treasury yield curve to steepen.

    Fears of an unsustainable, jobless recovery evaporated when solid job gains finally materialized in April and May. At the same time, the market began to grow increasingly uncomfortable with the nagging uptick in the pace of inflation. In response to stronger-than-expected news on both the economic and inflation fronts, the bond market sold off materially during the second calendar quarter of 2004 and the Treasury yield curve flattened. On June 30, the Fed made its first move to tighten monetary policy. Treasuries closed out the period at three-month lows in yields due to a string of events including: weak economic data for June; renewed equity market weakness in July; stubbornly high oil prices; and concerns about potential terror attacks around upcoming high-profile events such as national political conventions, the Olympics, and the upcoming November U.S. general election.

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6   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the Fund during the period?

A: We began the period with a higher-than-index position in mortgages, investment grade credit and commercial mortgage-backed securities (CMBS).
     We ended the period holding investment grade credit at a neutral level versus our indices, with a lower-than-index position in mortgages and a higher-than-index position in commercial mortgage-backed securities.

    We were essentially sellers into strength in investment grade credit throughout the period, as credit quality curves compressed to the point where we found not enough compensation for potential event risk. However, we maintained higher than index weightings to our favorite relative value and positive fundamental credit improvement stories.

    While investment grade credit did generate positive performance versus like duration U.S. Treasuries in eight of the 12 months in the reporting period, it recorded zero or negative excess returns in four of the last six months (versus positive excess returns in each of the first six months of the reporting period). The market struggled to interpret signals from the equity markets, the economic data and the raft of Fed commentary about inflation, the pace of the expansion and the Fed's likely approach to removing policy accommodation going forward.

    We view AAA-rated commercial mortgage-backed securities as an excellent substitute for higher quality credit and agency securities, and have positioned the Fund accordingly. This has been a positive contributor to performance as the CMBS market has digested a large new issue supply calendar.

    Mortgages generated positive return over the period (though not without some late second quarter 2004 fireworks when Treasuries sold off dramatically) as investors took advantage of the steepness of the yield curve and long stretches of low levels of market volatility. As in credit, we sold into strength throughout the period in mortgages, since mortgage valuations remain expensive by historical standards and we believe they are vulnerable to underperformance if/when volatility picks up.

    The Fund's global bond position (long the euro/short the dollar) had a small positive impact on portfolio performance over the course of the reporting period and we maintain those positions given our expectation of a longer term secular decline in the dollar given the U.S. current account deficit.

    We maintained our short duration and curve flattening stance.

--------------------------------------------------------------------------------
7   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    We constantly re-evaluate all of our positions to make sure we have the best risk/reward opportunities in the Fund across sectors, with an eye toward having a higher than index position in securities that may offer us the highest likelihood of outperforming the Fund's benchmark.

Q:  Did portfolio turnover affect the Fund this past year?

A: Our portfolio turnover was higher than a year earlier and added value to the portfolio. A significant portion of the Fund's more than 300% turnover rate this past fiscal year was the result of "roll" transactions in liquid derivatives and U.S. Treasury notes. In the derivative securities, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. For U.S. Treasury notes, existing holdings are sold and newly minted securities with better liquidity are purchased. These transactions affect the Fund's turnover rate, but do not change the risk exposure or result in material transaction costs.

Q:  How do you plan to manage the Fund in the coming months?

A: Though recent economic data appears to have moderated a bit from the dramatic rebound early in April and May, we are of the view that the economic expansion continues at an above-trend pace. We view the recent weakness as transitory but continue to re-evaluate our view with each new data point. While interest rates have declined from their period highs of May and June, we believe rates will move still higher over the remainder of the year. In particular, we believe the improvement in economic conditions and the meaningful uptick in inflation so far this year present risks to the Fed's ability and willingness to remain measured in its tightening plan. Our outlook calls for persistent monetary tightening moves by the Fed through 2005. In managing the Fund, we continue to emphasize capital preservation strategies designed to benefit from a rising rate environment.

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8   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    In the corporate and mortgage sectors, we have a lower-than-index position. From a relative value perspective, yield spreads over U.S. Treasuries generally continue to look unattractive on a historical basis, and look even less compelling given the liquidity risks surrounding the commencement of the Fed's tightening regime. In corporates, we remain highly selective with a modestly lower-than-index position. In mortgages, we have expressed our negative view via a significantly lower-than-index position to lower coupon mortgages, which we believe will underperform as the sector re-prices to a higher, flatter yield curve. Commercial mortgage backed securities are a meaningful portion of the portfolio (versus their index weighting) as a substitute for high quality corporate and government agency securities.

    As always, we maintain a disciplined focus on individual security selection in concert with our qualitative and quantitative partners in research.

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9   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Core Bond Fund Class A shares (from 7/1/03 to 7/31/04) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                Class A
                                     Short-term         Long-term
Fiscal year ended        Income     capital gains     capital gains    Total
July 31, 2004             $0.26          $--               $--         $0.26
July 31, 2003(1)           0.02           --                --          0.02

(1) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

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10   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

(line graph)

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP CORE BOND FUND

AXP Core Bond Fund Class A
  (includes sales charge)               $ 9,525     $9,114      $9,306     $ 9,481     $ 9,408    $ 9,484
Lehman Brothers Aggregate
  Bond Index(1)                         $10,000     $9,664      $9,892     $10,097     $10,015    $10,131
Lipper Intermediate Investment
  Grade Index(2)                        $10,000     $9,663      $9,928     $10,135     $10,060    $10,152

                                         7/1/03      7/03       10/03        1/04       4/04        7/04

COMPARATIVE RESULTS

Results as of July 31, 2004                                           Since
                                                        1 year    inception(3)
AXP Core Bond Fund (includes sales charge)
Class A    Cumulative value of $10,000                  $9,913       $9,484
           Average annual total return                  -0.87%       -4.64%

Lehman Brothers Aggregate Bond Index(1)
           Cumulative value of $10,000                 $10,484      $10,131
           Average annual total return                  +4.84%       +1.21%

Lipper Intermediate Investment Grade Index(2)
           Cumulative value of $10,000                 $10,505      $10,152
           Average annual total return                  +5.05%       +1.39%

Results for other share classes can be found on page 5.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Intermediate Investment Grade Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3)  Fund data is from June 19, 2003. Index data is from July 1, 2003.

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11   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Investments in Securities

AXP Core Bond Fund

July 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (93.1%)
Issuer                   Coupon                    Principal        Value(a)
                          rate                      amount

Foreign government (1.3%)
Bundesobligation
  (European Monetary Unit)
   02-17-06               5.00%                  1,175,000(c)    $1,464,173
United Mexican States
  (U.S. Dollar)
   03-03-15               6.63                     340,000(c)       345,440
Total                                                             1,809,613

U.S. government obligations & agencies (33.3%)
Federal Home Loan Bank
   06-14-13               3.88                   1,350,000        1,250,489
Federal Home Loan Mtge Corp
   08-15-06               2.75                   1,900,000        1,892,858
   03-15-07               4.88                     700,000          728,606
   07-15-13               4.50                   2,275,000        2,209,867
Federal Natl Mtge Assn
   02-15-05               7.13                     925,000          949,776
   05-15-08               6.00                     830,000          895,820
   02-15-09               3.25                   1,365,000        1,324,367
   04-15-14               4.13                     515,000          480,724
U.S. Treasury
   01-31-05               1.63                   2,140,000        2,139,247
   02-28-05               1.50                  10,240,000       10,225,602
   05-31-05               1.25                   5,330,000        5,299,193
   08-31-05               2.00                     470,000          469,358
   11-15-05               5.75                   3,000,000        3,131,367
   11-15-06               2.63                      60,000           59,740
   02-15-07               2.25                     478,000          470,214
   05-15-07               3.13                      10,000           10,031
   07-15-09               3.63                   1,600,000        1,595,250
   05-15-14               4.75                     697,000          711,947
   08-15-23               6.25                   3,868,000(i)     4,338,507
   02-15-26               6.00                   6,658,000        7,268,924
Total                                                            45,451,887

Commercial mortgage-backed/
Asset-backed securities (6.7%)(f)
Aesop Funding II LLC
  Series 2003-3A Cl A3
   07-20-09               3.72                     150,000(d)       147,989
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00                     184,899          186,922
Bank of America Mtge Securities
  Series 2004-F Cl B1
   07-25-34               4.17                     199,861(g)       193,529
Bear Stearns
  Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40               4.00                     468,110          459,927
  Series 2004-PWR3 Cl A2
   02-11-41               3.87                     545,000          530,977
Commercial Mtge Pass-Through Certificates
  Series 2004-LB3A Cl A2
   07-10-37               4.71                     400,000          405,448
  Series 2004-LB3A Cl A5
   07-10-37               5.28                     300,000          304,887
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37               3.52                     350,000          341,180
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40               4.12                     150,000          147,096
  Series 2004-C2 Cl A4
   03-10-40               4.89                     150,000          146,710
  Series 2004-C3 Cl A2
   07-10-39               4.43                     300,000          299,801
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A7
   06-10-36               5.32                     350,000          353,557
GS Mtge Securities
  Series 2004-GG2 Cl A6
   08-10-38               5.40                     450,000(b)       452,231
J.P. Morgan Chase Commercial Mtge Securities
  Series 2001-CIBC Cl A3
   03-15-33               6.26                     250,000          271,022
  Series 2003-CB6 Cl A2
   07-12-37               5.26                     100,000          101,056

See accompanying notes to investments in securities.

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12   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                    Principal        Value(a)
                          rate                      amount

Commercial mortgage-backed/
Asset-backed securities (cont.)
J.P. Morgan Chase Commercial Mtge Securities (cont.)
  Series 2004-C2 Cl A3
   05-15-41               5.22%                   $125,000         $125,759
  Series 2004-PNC1 Cl A2
   06-12-41               4.56                     250,000          252,898
  Series 2004-PNC1 Cl A4
   06-12-41               5.38                     300,000          305,154
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26               4.56                     200,000          198,470
  Series 2002-C4 Cl A5
   09-15-31               4.85                     500,000          495,452
  Series 2003-C8 Cl A2
   11-15-27               4.21                     300,000          298,614
  Series 2003-C8 Cl A4
   11-15-32               5.12                     300,000          299,531
  Series 2004-C2 Cl A2
   03-15-29               3.25                     160,000          153,466
  Series 2004-C2 Cl A4
   03-15-36               4.37                     170,000          160,026
  Series 2004-C4 Cl A2
   06-15-29               4.57                     250,000          253,051
  Series 2004-C4 Cl A4
   06-15-29               5.14                     300,000          304,032
Merrill Lynch Mtge Trust
  Series 2003-KEY1 Cl A4
   11-12-35               5.24                     200,000          201,213
Morgan Stanley Capital I
  Series 2004-IQ7 Cl A4
   06-15-38               5.57                     275,000          280,140
  Series 2004-T13 Cl A2
   09-13-45               3.94                     100,000           97,274
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29               5.86                     200,000          202,594
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50                     857,975          848,847
Washington Mutual
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                     179,143          173,276
WFS Financial Owner Trust
  Series 2004-3 Cl A3
   03-17-09               3.30                     200,000(b)       199,991
Total                                                             9,192,120

Mortgage-backed securities (33.2%)(f)
Countrywide Home Loan
  Series 2004-12 Cl 1M
   08-25-34               4.69                     149,985(g)       143,693
  Series 2004-J6 Cl 3A1
   08-25-19               5.00                     700,000(b,g)     698,469
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.46                     149,832(g)       146,460
Federal Home Loan Mtge Corp
   12-01-13               6.00                     366,811          384,110
   05-01-18               5.50                     615,998          636,317
   08-01-18               5.00                     290,680          293,660
   10-01-18               5.00                     115,417          116,375
   12-01-23               6.00                     270,829          280,314
   10-01-31               6.00                     289,955          297,920
   04-01-32               7.00                     652,452          690,600
   10-01-32               6.00                     361,404          372,042
   03-01-33               6.00                     507,589          521,741
   09-01-33               4.56                     277,599(g)       277,557
   09-01-33               6.00                     224,760          231,200
  Collateralized Mtge Obligation
   08-15-16               5.00                     250,000          249,245
   02-15-27               5.00                     200,000          202,663
   11-15-28               4.50                      96,707           96,046
   02-15-33               5.50                     226,224          232,898
   07-25-43               7.00                     156,935          167,283
  Interest Only
   10-15-22              14.50                     339,585(e)        32,407
Federal Natl Mtge Assn
   03-01-09               5.86                     470,467          501,220
   10-01-10               4.85                     495,441          503,834
   10-01-13               5.11                     495,419          501,973
   01-01-14               4.84                      99,372           98,309
   09-01-14               7.00                     943,374        1,000,731
   10-01-14               6.50                     487,238          515,852
   08-01-15               5.50                     355,538          367,094
   11-01-16               6.00                     627,096          655,405
   07-01-17               6.50                     406,401          429,938
   09-01-17               6.00                     273,661          285,938
   02-01-18               5.50                     362,263          373,316
   05-01-18               6.00                     650,000          680,875
   06-01-18               5.00                     965,525          977,384
   08-01-18               4.50                     272,194          268,547
   10-01-18               4.50                     390,080          384,412
   01-01-19               6.00                     590,274          616,760
   02-01-19               5.00                     388,142          391,538
   08-01-19               4.50                     800,000(b)       786,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                    Principal        Value(a)
                          rate                      amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   08-01-19               5.00%                   $950,000(b)      $956,829
   08-01-19               5.50                   2,175,000(b)     2,233,452
   12-01-22               5.50                   1,073,913(b)     1,094,237
   07-01-23               5.00                     137,675          136,833
   08-01-23               5.50                     140,500          142,841
   09-01-23               5.50                     797,243          811,589
   07-01-28               5.50                     215,801          217,822
   09-01-28               7.50                     264,790          284,524
   12-01-28               5.50                     355,461          358,790
   04-01-29               6.50                     208,684          218,982
   05-01-29               6.00                     929,261          957,045
   02-01-31               7.50                     178,920          191,636
   05-01-31               6.50                     236,717          247,333
   09-01-31               7.00                     245,228          261,774
   09-01-31               7.50                     719,017          770,121
   04-01-32               6.50                     955,752          998,614
   08-01-32               7.00                     267,419          284,236
   10-01-32               5.50                     459,574          462,257
   10-01-32               6.00                     272,486          280,032
   10-01-32               6.50                     483,587          505,285
   11-01-32               6.50                     238,665          249,362
   01-01-33               5.50                   1,243,116(b)     1,250,374
   02-01-33               6.00                     490,161          503,415
   03-01-33               5.50                     576,026          580,108
   04-01-33               5.50                     351,443          353,794
   05-01-33               5.50                   1,843,432        1,854,876
   05-01-33               6.50                     164,591          171,976
   05-01-33               7.00                     699,400          739,252
   06-01-33               5.50                     208,252          210,087
   06-01-33               6.00                     417,953          429,128
   07-01-33               4.85                     350,000(g)       348,578
   07-01-33               5.50                     165,186          165,998
   08-01-33               5.00                     527,449          515,820
   10-01-33               6.00                     186,836          192,240
   01-01-34               4.78                     140,862(g)       144,578
   01-01-34               5.00                     480,440          469,496
   04-01-34               5.00                     611,120          597,308
   05-01-34               6.50                     798,229          833,588
   07-01-34               4.17                     349,957(g)       348,045
   08-01-34               4.53                     300,000(g)       298,313
   08-01-34               5.50                     825,000(b)       827,063
   08-01-34               6.00                   1,725,000(b)     1,769,202
   08-01-34               6.50                     710,000(b)       740,841
   09-01-34               6.00                     250,000(b)       255,391
  Collateralized Mtge Obligation
   05-25-16               4.00                     200,000          198,153
   07-25-26               5.50                     500,000          515,617
   12-25-26               8.00                      82,101           89,008
   02-25-44               7.00                     911,684          962,474
   06-25-44               7.50                     242,723          261,546
Govt Natl Mtge Assn
   06-15-32               7.50                     128,616          138,339
   05-15-33               6.00                     165,454          170,404
   10-15-33               5.50                     185,559          187,075
   03-20-34               6.50                      84,453           87,878
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.47                     174,807(g)       172,662
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34               6.00                     281,459          284,645
  Series 2004-7 Cl 8A1
   08-25-19               5.00                     260,000          259,675
  Series 2004-8 Cl 7A1
   08-25-19               5.00                     375,000(b)       374,531
Morgan Stanley Mtge Loan Trust
  Series 2004-3 Cl 4A
   04-25-34               5.73                     781,095(b)       802,917
Structured Adjustable Rate Mtge Loan
  Series 2004-5 Cl B1
   05-25-34               4.64                     174,896(g)       172,320
Total                                                            45,351,185

Automotive & related (0.3%)
DaimlerChrysler NA Holding
   11-15-13               6.50                     340,000          354,909
Ford Motor
   02-01-29               6.38                     140,000          118,481
Total                                                               473,390

Banks and savings & loans (3.1%)
Banknorth Group
  Sr Nts
   05-01-08               3.75                      60,000           59,069
US Bank NA Minnesota
   08-01-11               6.38                     585,000          637,303
Wachovia
  Sub Nts
   08-01-14               5.25                     425,000          419,465

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                    Principal        Value(a)
                          rate                      amount

Banks and savings & loans (cont.)
Washington Mutual Bank FA
  Sub Nts
   06-15-11               6.88%                   $795,000         $878,461
   08-15-14               5.65                     350,000(b)       349,492
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45                   1,735,000(i)     1,902,438
Total                                                             4,246,228

Broker dealers (0.1%)
J.P. Morgan Chase
  Sub Nts
   03-15-14               4.88                     165,000          157,860

Cable (1.1%)
Comcast
   03-15-11               5.50                   1,450,000        1,478,986
Comcast Cable Communications
   11-15-08               6.20                      70,000           74,887
Total                                                             1,553,873

Energy (0.6%)
Pemex Project Funding Master Trust
   12-15-14               7.38                     770,000          808,500

Energy equipment & services (0.6%)
Halliburton
   10-15-10               5.50                     775,000          789,917

Finance companies (0.9%)
Ford Motor Credit
   10-01-13               7.00                     260,000          264,378
GMAC
   09-15-11               6.88                   1,005,000        1,031,700
Total                                                             1,296,078

Financial services (0.7%)
Capital One Bank
  Sr Nts
   02-01-06               6.88                      25,000           26,366
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12               5.25                     250,000(c)       251,696
Pricoa Global Funding I
   06-15-08               4.35                     680,000(d)       685,977
Total                                                               964,039

Food (0.3%)
Kraft Foods
   10-01-13               5.25                     355,000          351,418

Health care services (0.1%)
Cardinal Health
   06-15-15               4.00                     120,000          100,442

Insurance (1.9%)
ASIF Global Financing
   11-26-07               3.85                     465,000(d)       465,518
   01-17-13               4.90                   1,710,000(d)     1,688,027
Pacific Life
   09-15-33               6.60                     490,000(d)       513,736
Total                                                             2,667,281

Leisure time & entertainment (1.3%)
Historic TW
   05-15-29               6.63                     770,000          759,756
Viacom
   05-15-11               6.63                     985,000        1,075,584
Total                                                             1,835,340

Multi-industry (0.8%)
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75                     710,000(c)       778,519
   10-15-11               6.38                     300,000(c)       322,366
Total                                                             1,100,885

Paper & packaging (0.2%)
Domtar
  (U.S. Dollar)
   12-01-13               5.38                     295,000(c)       282,438

Real estate investment trust (0.2%)
Archstone-Smith OPR Trust
   08-15-14               5.63                     295,000(b)       294,113

Retail -- general (0.4%)
May Department Stores
   07-15-14               5.75                     560,000(d)       562,075

Telecom equipment & services (1.1%)
Sprint Capital
   11-15-28               6.88                   1,050,000        1,044,941
Telus
  (U.S. Dollar)
   06-01-07               7.50                      85,000(c)        92,780
   06-01-11               8.00                     287,500(c)       328,329
Total                                                             1,466,050

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                    Principal        Value(a)
                          rate                      amount

Utilities -- electric (2.1%)
Columbus Southern Power
  Sr Nts Series C
   03-01-13               5.50%                    $25,000          $25,416
Consumers Energy
  1st Mtge Series C
   04-15-08               4.25                     395,000          394,430
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                     205,000(d)       198,387
Duke Energy
   01-15-12               6.25                     170,000          180,082
  1st Mtge
   03-05-08               3.75                      40,000           39,783
   04-01-10               4.50                      70,000           69,205
  Sr Nts
   11-30-12               5.63                     645,000          656,041
Duquesne Light
  1st Mtge Series Q
   05-15-14               5.70                      60,000           61,442
Florida Power
  1st Mtge
   03-01-13               4.80                     460,000          449,599
Metropolitan Edison
   03-15-13               4.95                     375,000          364,079
  1st Mtge
   04-01-14               4.88                     245,000(d)       234,051
Tampa Electric
   06-15-12               6.88                     110,000          120,452
   08-15-12               6.38                     105,000          111,625
Total                                                             2,904,592

Utilities -- natural gas (0.2%)
Consolidated Natural Gas
   12-01-13               6.63                     160,000          174,490
  Sr Nts
   04-15-11               6.85                     120,000          132,646
Total                                                               307,136

Utilities -- telephone (2.6%)
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   07-22-13               5.25                     740,000(c)       731,216
France Telecom
  (U.S. Dollar)
   03-01-11               8.75                      60,000(c,h)      70,006

Telecom Italia Capital
  (U.S. Dollar)
   11-15-13               5.25                     990,000(c,d)     972,393
   11-15-33               6.38                      40,000(c,d)      39,370
Verizon New York
  Series B
   04-01-32               7.38                     490,000          524,530
Verizon Pennsylvania
  Series A
   11-15-11               5.65                   1,195,000        1,227,970
Total                                                             3,565,485

Total bonds
(Cost: $128,022,117)                                           $127,531,945

Short-term securities (19.6%)
Issuer                  Effective                   Amount          Value(a)
                          yield                   payable at
                                                   maturity

U.S. government agency (9.4%)
Federal Home Loan Mtge Corp Disc Nts
   08-17-04               1.20%                 $3,500,000       $3,497,901
   08-20-04               1.21                   5,900,000        5,895,836
   09-21-04               1.36                   3,500,000        3,493,006
Total                                                            12,886,743

Commercial paper (10.2%)
Barton Capital
   08-12-04               1.31                   4,500,000        4,497,871
CHARTA LLC
   08-13-04               1.32                   3,000,000(j)     2,998,460
Citigroup
   08-02-04               1.33                   6,400,000        6,399,291
Total                                                            13,895,622

Total short-term securities
(Cost: $26,783,225)                                             $26,782,365

Total investments in securities
(Cost: $154,805,342)(k)                                        $154,314,310

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $13,062,720.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of July 31, 2004, the value of foreign securities represented 4.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2004, the value of these securities amounted to $5,507,523 or 4.0% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of July 31, 2004.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2004.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2004.

(i) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                         Notional amount

     Purchase contracts
     Eurodollar, Sept. 2007, 90-day                                $2,250,000

     Sale contracts
     U.S. Treasury Notes, Sept. 2004, 10-year                       1,100,000

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2004, the value of these securities amounted to $2,998,460 or 2.2% of net assets.

(k) At July 31, 2004, the cost of securities for federal income tax purposes was $154,939,533 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $   427,794
     Unrealized depreciation                                     (1,053,017)
                                                                 ----------
     Net unrealized depreciation                                $  (625,223)
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
17   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Core Bond Fund

July 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $154,805,342)                                                                      $154,314,310
Cash in bank on demand deposit                                                                               39,201
Capital shares receivable                                                                                     8,888
Accrued interest receivable                                                                               1,168,542
Receivable for investment securities sold                                                                 4,775,532
                                                                                                          ---------
Total assets                                                                                            160,306,473
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                            41,440
Capital shares payable                                                                                          819
Payable for investment securities purchased                                                              10,228,878
Payable for securities purchased on a forward-commitment basis (Note 1)                                  13,062,720
Accrued investment management services fee                                                                    2,012
Accrued distribution fee                                                                                        677
Accrued transfer agency fee                                                                                     121
Accrued administrative services fee                                                                             186
Other accrued expenses                                                                                       55,396
                                                                                                             ------
Total liabilities                                                                                        23,392,249
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $136,914,224
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    142,391
Additional paid-in capital                                                                              138,771,433
Undistributed net investment income                                                                          44,782
Accumulated net realized gain (loss) (Note 7)                                                            (1,502,045)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                             (542,337)
                                                                                                           --------
Total -- representing net assets applicable to outstanding capital stock                               $136,914,224
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 65,343,817
                                                            Class B                                    $  8,171,684
                                                            Class C                                    $    384,497
                                                            Class I                                    $ 62,984,188
                                                            Class Y                                    $     30,038
Net asset value per share of outstanding capital stock:     Class A shares          6,792,966          $       9.62
                                                            Class B shares            849,323          $       9.62
                                                            Class C shares             39,954          $       9.62
                                                            Class I shares          6,553,738          $       9.61
                                                            Class Y shares              3,122          $       9.62
                                                                                        -----          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Statement of operations
AXP Core Bond Fund

Year ended July 31, 2004
Investment income
Income:
Interest                                                                       $ 2,799,178
                                                                               -----------
Expenses (Note 2):
Investment management services fee                                                 417,836
Distribution fee
   Class A                                                                         148,996
   Class B                                                                          54,879
   Class C                                                                           3,260
Transfer agency fee                                                                 28,577
Incremental transfer agency fee
   Class A                                                                           1,959
   Class B                                                                           1,551
   Class C                                                                             113
Service fee -- Class Y                                                                  29
Administrative services fees and expenses                                           38,539
Compensation of board members                                                        5,230
Custodian fees                                                                      48,858
Printing and postage                                                                27,729
Registration fees                                                                   30,039
Audit fees                                                                          18,000
                                                                                    ------
Total expenses                                                                     825,595
   Expenses waived/reimbursed by AEFC (Note 2)                                     (59,866)
                                                                                   -------
                                                                                   765,729
   Earnings credits on cash balances (Note 2)                                         (291)
                                                                                      ----
Total net expenses                                                                 765,438
                                                                                   -------
Investment income (loss) -- net                                                  2,033,740
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               (1,203,216)
   Foreign currency transactions                                                    (3,253)
   Futures contracts                                                                20,718
                                                                                    ------
Net realized gain (loss) on investments                                         (1,185,751)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            1,836,733
                                                                                 ---------
Net gain (loss) on investments and foreign currencies                              650,982
                                                                                   -------
Net increase (decrease) in net assets resulting from operations                $ 2,684,722
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Core Bond Fund
                                                                                                     For the period from
                                                                              July 31, 2004           June 19, 2003* to
                                                                               Year ended               July 31, 2003
Operations and distributions
Investment income (loss) -- net                                              $  2,033,740               $   108,948
Net realized gain (loss) on investments                                        (1,185,751)                 (317,040)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           1,836,733                (2,087,410)
                                                                                ---------                ----------
Net increase (decrease) in net assets resulting from operations                 2,684,722                (2,295,502)
                                                                                ---------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                  (1,571,692)                 (109,305)
      Class B                                                                    (103,726)                   (1,616)
      Class C                                                                      (6,071)                     (200)
      Class I                                                                    (327,938)                       --
      Class Y                                                                        (832)                      (62)
                                                                               ----------                  --------
Total distributions                                                            (2,010,259)                 (111,183)
                                                                               ----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                     17,901,354                 3,506,283
   Class B shares                                                               8,828,805                 2,092,380
   Class C shares                                                                 248,193                   171,163
   Class I shares                                                              68,089,639                        --
   Class Y shares                                                                      --                    20,454
Reinvestment of distributions at net asset value
   Class A shares                                                                 188,844                    90,599
   Class B shares                                                                  94,378                       843
   Class C shares                                                                   5,273                       113
   Class I shares                                                                 307,465                        --
   Class Y shares                                                                     549                        47
Payments for redemptions
   Class A shares                                                              (4,220,799)                  (66,337)
   Class B shares (Note 2)                                                     (2,723,199)                  (65,212)
   Class C shares (Note 2)                                                        (44,141)                       --
   Class I shares                                                              (5,486,181)                       --
                                                                               ----------                  --------
Increase (decrease) in net assets from capital share transactions              83,190,180                 5,750,333
                                                                               ----------                 ---------
Total increase (decrease) in net assets                                        83,864,643                 3,343,648
Net assets at beginning of year (Note 1)                                       53,049,581                49,705,933**
                                                                               ----------                ----------
Net assets at end of year                                                    $136,914,224               $53,049,581
                                                                             ============               ===========
Undistributed net investment income                                          $     44,782               $    13,587
                                                                             ------------               -----------

 *   When shares became publicly available.

** Initial capital of $50,000,000 was contributed on June 12, 2003. The Fund had a decrease in net assets resulting from operations of $294,067 during the period from June 12, 2003 to June 19, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Core Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in intermediate-term investment grade securities that are included in the Lehman Brothers Aggregate Bond Index (the "Index"). The Index includes securities issued by the U.S. government, corporate securities and mortgage- and asset-backed securities. On June 12, 2003, IDS Life Insurance Company (IDS
Life), a wholly-owned subsidiary of American Express Financial Corporation
(AEFC) invested $50,000,000 in the Fund (4,997,000 shares for Class A, 1,000 shares for Class B, Class C and Class Y, respectively), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on June 19, 2003. As of July 31, 2004, IDS Life owned approximately 35% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of July 31, 2004, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 46% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that

--------------------------------------------------------------------------------
21   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT
reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of

--------------------------------------------------------------------------------
22   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT
foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of July 31, 2004, the Fund has entered into outstanding when-issued securities of $9,935,256 and other forward-commitments of $3,127,464.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $7,714 and accumulated net realized loss has been decreased by $3,253 resulting in a net reclassification adjustment to decrease paid-in capital by $10,967.

--------------------------------------------------------------------------------
23   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

                                                            For the period from
                                           July 31, 2004     June 19, 2003* to
                                            Year ended         July 31, 2003
Class A
Distributions paid from:
      Ordinary income                       $1,571,692           $109,305
      Long-term capital gain                        --                 --
Class B
Distributions paid from:
      Ordinary income                          103,726              1,616
      Long-term capital gain                        --                 --
Class C
Distributions paid from:
      Ordinary income                            6,071                200
      Long-term capital gain                        --                 --
Class I**
Distributions paid from:
      Ordinary income                          327,938                N/A
      Long-term capital gain                        --                N/A
Class Y
Distributions paid from:
      Ordinary income                              832                 62
      Long-term capital gain                        --                 --

 * When shares became publicly available.

** Inception date was March 4, 2004

As of July 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $    89,064
Accumulated long-term gain (loss)                             $(1,386,903)
Unrealized appreciation (depreciation)                        $  (660,321)

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar period.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.54% to 0.415% annually.

--------------------------------------------------------------------------------
24   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $234,933 for Class A and $8,571 for Class B for the year ended July 31, 2004.

For the year ended July 31, 2004, AEFC and its affiliates waived certain fees and expenses to 0.97% for Class A, 1.74% for Class B, 1.72% for Class C, 0.70% for Class I and 0.80% for Class Y. Under this agreement, which was effective until May 31, 2004, net expenses would not exceed 0.99% for Class A, 1.75% for Class B, 1.75% for Class C, 0.74% for Class I and 0.83% for Class Y of the Fund's average daily net assets. Beginning June 1, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2004. Under this

--------------------------------------------------------------------------------
25   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT
agreement, net expenses will not exceed 0.945% for Class A, 1.695% for Class B, 1.695% for Class C, 0.735% for Class I and 0.785% for Class Y of the Fund's average daily net assets. Beginning Aug. 1, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 0.945% for Class A, 1.695% for Class B, 1.695% for Class C, 0.695% for Class I and 0.785% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2004, the Fund's custodian and transfer agency fees were reduced by $291 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $301,875,943 and $223,797,341, respectively, for the year ended July 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Year ended July 31, 2004
                                              Class A      Class B    Class C       Class I*     Class Y
Sold                                        1,854,537      913,497     25,633      7,092,498         --
Issued for reinvested distributions            19,530        9,754        545         32,123         57
Redeemed                                     (439,689)    (282,214)    (4,653)      (570,883)        --
                                            ---------      -------     ------      ---------      -----
Net increase (decrease)                     1,434,378      641,037     21,525      6,553,738         57
                                            ---------      -------     ------      ---------      -----

* Inception date was March 4, 2004.

                                                          June 19, 2003** to July 31, 2003
                                              Class A      Class B    Class C        Class I     Class Y
Sold                                          359,073      213,916     17,417            N/A      2,060
Issued for reinvested distributions             9,379           87         12            N/A          5
Redeemed                                       (6,864)      (6,717)        --            N/A         --
                                            ---------      -------     ------      ---------      -----
Net increase (decrease)                       361,588      207,286     17,429            N/A      2,065
                                            ---------      -------     ------      ---------      -----

** When shares became publicly available.

5. INTEREST RATE FUTURES CONTRACTS

As of July 31, 2004, investments in securities included securities valued at $67,047 that were pledged as collateral to cover initial margin deposits on 9 open purchase contracts and 11 open sale contracts. The notional market value of the open purchase contracts as of July 31, 2004 was $2,139,750 with a net unrealized loss of $19,048. The notional market value of the open sale contracts as of July 31, 2004 was $1,217,906 with a net unrealized loss of $31,927. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to

--------------------------------------------------------------------------------
26   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT
participate with other American Express mutual funds, permits borrowings up to
 $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,386,903 as of July 31, 2004, that if not offset by capital gains will expire as follows:

                         2011             2012              2013
                       $281,078         $536,395          $569,430

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003(b)
Net asset value, beginning of period                                          $9.49            $9.94
Income from investment operations:
Net investment income (loss)                                                    .26              .02
Net gains (losses) (both realized and unrealized)                               .13             (.45)
Total from investment operations                                                .39             (.43)
Less distributions:
Dividends from net investment income                                           (.26)            (.02)
Net asset value, end of period                                                $9.62            $9.49

Ratios/supplemental data
Net assets, end of period (in millions)                                         $65              $51
Ratio of expenses to average daily net assets(c),(e)                           .97%             .96%(d)
Ratio of net investment income (loss) to average daily net assets             2.61%            1.80%(d)
Portfolio turnover rate (excluding short-term securities)                      310%              46%
Total return(f)                                                               4.06%           (4.31%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.06% and 2.56% for the periods ended July 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003(b)
Net asset value, beginning of period                                          $9.50            $9.94
Income from investment operations:
Net investment income (loss)                                                    .18              .01
Net gains (losses) (both realized and unrealized)                               .12             (.44)
Total from investment operations                                                .30             (.43)
Less distributions:
Dividends from net investment income                                           (.18)            (.01)
Net asset value, end of period                                                $9.62            $9.50

Ratios/supplemental data
Net assets, end of period (in millions)                                          $8               $2
Ratio of expenses to average daily net assets(c),(e)                          1.74%            1.73%(d)
Ratio of net investment income (loss) to average daily net assets             1.87%            1.37%(d)
Portfolio turnover rate (excluding short-term securities)                      310%              46%
Total return(f)                                                               3.18%           (4.28%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.83% and 3.32% for the periods ended July 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003(b)
Net asset value, beginning of period                                          $9.50            $9.94
Income from investment operations:
Net investment income (loss)                                                    .18              .01
Net gains (losses) (both realized and unrealized)                               .12             (.44)
Total from investment operations                                                .30             (.43)
Less distributions:
Dividends from net investment income                                           (.18)            (.01)
Net asset value, end of period                                                $9.62            $9.50

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--
Ratio of expenses to average daily net assets(c),(e)                          1.72%            1.64%(d)
Ratio of net investment income (loss) to average daily net assets             1.88%            1.51%(d)
Portfolio turnover rate (excluding short-term securities)                      310%              46%
Total return(f)                                                               3.17%           (4.28%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.81% and 3.32% for the periods ended July 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                           2004(b)
Net asset value, beginning of period                                  $9.79
Income from investment operations:
Net investment income (loss)                                            .12
Net gains (losses) (both realized and unrealized)                      (.18)
Total from investment operations                                       (.06)
Less distributions:
Dividends from net investment income                                   (.12)
Net asset value, end of period                                        $9.61

Ratios/supplemental data
Net assets, end of period (in millions)                                 $63
Ratio of expenses to average daily net assets(c),(e)                   .70%(d)
Ratio of net investment income (loss) to average daily net assets     3.03%(d)
Portfolio turnover rate (excluding short-term securities)              310%
Total return(f)                                                       (.72%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 0.73% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003(b)
Net asset value, beginning of period                                          $9.49            $9.94
Income from investment operations:
Net investment income (loss)                                                    .27              .02
Net gains (losses) (both realized and unrealized)                               .13             (.45)
Total from investment operations                                                .40             (.43)
Less distributions:
Dividends from net investment income                                           (.27)            (.02)
Net asset value, end of period                                                $9.62            $9.49

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--
Ratio of expenses to average daily net assets(c),(e)                           .80%             .82%(d)
Ratio of net investment income (loss) to average daily net assets             2.78%            2.01%(d)
Portfolio turnover rate (excluding short-term securities)                      310%              46%
Total return(f)                                                               4.23%           (4.30%)(g)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.89% and 2.40% for the periods ended July 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Report of Independent
                 Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Core Bond Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2004, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended July 31, 2004, and for the period from June 19, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Core Bond Fund as of July 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 20, 2004

--------------------------------------------------------------------------------
32   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Core Bond Fund
Fiscal year ended July 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 22, 2003                                                         $0.01876
Sept. 22, 2003                                                         0.01639
Oct. 23, 2003                                                          0.02343
Nov. 21, 2003                                                          0.02263
Dec. 22, 2003                                                          0.02881
Jan. 26, 2004                                                          0.02253
Feb. 25, 2004                                                          0.02400
March 26, 2004                                                         0.02206
April 26, 2004                                                         0.02099
May 26, 2004                                                           0.01899
June 25, 2004                                                          0.01901
July 26, 2004                                                          0.01890
Total distributions                                                   $0.25650

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 22, 2003                                                         $0.01313
Sept. 22, 2003                                                         0.01019
Oct. 23, 2003                                                          0.01707
Nov. 21, 2003                                                          0.01692
Dec. 22, 2003                                                          0.02244
Jan. 26, 2004                                                          0.01532
Feb. 25, 2004                                                          0.01800
March 26, 2004                                                         0.01582
April 26, 2004                                                         0.01516
May 26, 2004                                                           0.01292
June 25, 2004                                                          0.01260
July 26, 2004                                                          0.01420
Total distributions                                                   $0.18377

--------------------------------------------------------------------------------
33   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 22, 2003                                                         $0.01392
Sept. 22, 2003                                                         0.01026
Oct. 23, 2003                                                          0.01692
Nov. 21, 2003                                                          0.01670
Dec. 22, 2003                                                          0.02240
Jan. 26, 2004                                                          0.01527
Feb. 25, 2004                                                          0.01797
March 26, 2004                                                         0.01574
April 26, 2004                                                         0.01535
May 26, 2004                                                           0.01286
June 25, 2004                                                          0.01302
July 26, 2004                                                          0.01270
Total distributions                                                   $0.18311

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
March 26, 2004                                                         0.02886
April 26, 2004                                                         0.02351
May 26, 2004                                                           0.02140
June 25, 2004                                                          0.02100
July 26, 2004                                                          0.02093
Total distributions                                                   $0.11570

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 22, 2003                                                         $0.01993
Sept. 22, 2003                                                         0.01764
Oct. 23, 2003                                                          0.02470
Nov. 21, 2003                                                          0.02384
Dec. 22, 2003                                                          0.03011
Jan. 26, 2004                                                          0.02398
Feb. 25, 2004                                                          0.02522
March 26, 2004                                                         0.02334
April 26, 2004                                                         0.02235
May 26, 2004                                                           0.02021
June 25, 2004                                                          0.02023
July 26, 2004                                                          0.02021
Total distributions                                                   $0.27176

--------------------------------------------------------------------------------
34   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
35   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

                                                        Beginning              Ending               Expenses paid
                                                      account value         account value         during the period
                                                      Feb. 1, 2004          July 31, 2004    Feb. 1, 2004-July 31, 2004
Class A
     Actual(e)                                          $1,000              $1,000.40                 $4.82(a), (g)
     Hypothetical (5% return before expenses)           $1,000              $1,020.04                 $4.87(a), (g)
Class B
     Actual(e)                                          $1,000                $995.70                 $8.63(b), (g)
     Hypothetical (5% return before expenses)           $1,000              $1,016.21                 $8.72(b), (g)
Class C
     Actual(e)                                          $1,000                $995.60                 $8.68(c), (g)
     Hypothetical (5% return before expenses)           $1,000              $1,016.16                 $8.77(c), (g)
Class I(f)
     Actual                                                N/A                    N/A                    N/A
     Hypothetical (5% return before expenses)              N/A                    N/A                    N/A
Class Y
     Actual(e)                                          $1,000              $1,000.10                 $3.98(d), (g)
     Hypothetical (5% return before expenses)           $1,000              $1,020.89                 $4.02(d), (g)

(a) Expenses are equal to the Fund's Class A annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's Class B annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class C annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Based on the actual return for the six months ended July 31, 2004: 0.04% for Class A, (0.43%) for Class B, (0.44%) for Class C and 0.01% for Class Y.

(f) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was March 4, 2004.

(g) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2005, which will not exceed the net expenses of 0.95% for Class A; 1.70% for Class B; 1.70% for Class C and 0.79% for Class Y. If this expense cap had been in place for the entire six-month period ended July 31, 2004, the actual expenses paid would have been: $4.70 for Class A, $8.41 for Class B, $8.41 for Class C and $3.90 for Class Y; the hypothetical expenses paid would have been: $4.75 for Class A, $8.50 for Class B, $8.50 for Class C and $3.94 for Class Y.

--------------------------------------------------------------------------------
36   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 87 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Arne H. Carlson                        Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                            Corporation (provides
Minneapolis, MN 55402                                            administrative services to
Age 69                                                           boards). Former Governor of
                                                                 Minnesota
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Philip J. Carroll, Jr.                 Board member since 2002   Retired Chairman and CEO, Fluor    Scottish Power PLC,
901 S. Marquette Ave.                                            Corporation (engineering and       Vulcan Materials Company,
Minneapolis, MN 55402                                            construction) since 1998           Inc. (construction
Age 66                                                                                              materials/chemicals)
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Livio D. DeSimone                      Board member since 2001   Retired Chair of the Board and     Cargill, Incorporated
0 Seventh Street East                                            Chief Executive Officer,           (commodity merchants and
Suite 3050                                                       Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                          Manufacturing (3M)                 Mills, Inc. (consumer
Age 70                                                                                              foods), Vulcan Materials
                                                                                                    Company (construction
                                                                                                    materials/chemicals),
                                                                                                    Milliken & Company
                                                                                                    (textiles and chemicals),
                                                                                                    and Nexia Biotechnologies,
                                                                                                    Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Anne P. Jones                          Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 69
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Stephen R. Lewis, Jr.*                 Board member since 2002   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.                                            of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                               systems)
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
37   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alan K. Simpson                        Board member since 1997   Former three-term United States
1201 Sunshine Ave.                                               Senator for Wyoming
Cody, WY 82414
Age 72
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alison Taunton-Rigby                   Board member since 2002   Founder and Chief Executive
901 S. Marquette Ave.                                            Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                            2004; President, Forester
Age 60                                                           Biotech since 2000; prior to
                                                                 that, President and CEO, Aquila
                                                                 Biopharmaceuticals, Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

Board Member Affiliated with AEFC**

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
William F. Truscott                    Board member since        Senior Vice President - Chief
53600 AXP Financial Center             2001, Vice President      Investment Officer of AEFC since
Minneapolis, MN 55474                  since 2002                2001. Former Chief Investment
Age 43                                                           Officer and Managing Director,
                                                                 Zurich Scudder Investments
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
38   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer since 2002      Vice President - Investment
50005 AXP Financial Center                                       Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                            Vice President - Finance,
Age 49                                                           American Express Company,
                                                                 2000-2002; Vice President -
                                                                 Corporate Controller, AEFC,
                                                                 1996-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Paula R. Meyer                         President since 2002      Senior Vice President and
596 AXP Financial Center                                         General Manager - Mutual Funds,
Minneapolis, MN 55474                                            AEFC, since 2002; Vice President
Age 50                                                           and Managing Director - American
                                                                 Express Funds, AEFC, 2000-2002;
                                                                 Vice President, AEFC, 1998-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Leslie L. Ogg                          Vice President, General   President of Board Services
901 S. Marquette Ave.                  Counsel, and Secretary    Corporation
Minneapolis, MN 55402                  since 1978
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
39   ---   AXP CORE BOND FUND   ---   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Discovery
        Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2004

AXP Discovery Fund seeks to provide shareholders with long-term growth of capital.

The Fund is closed to new investors. Existing shareholders may continue to own shares and make investments.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                                                3

Questions & Answers
   with Portfolio Management                                 4

The Fund's Long-term Performance                            10

Investments in Securities                                   12

Financial Statements                                        19

Notes to Financial Statements                               22

Report of Independent Registered
   Public Accounting Firm                                   34

Fund Expenses Example                                       35

Board Members and Officers                                  37

Proxy Voting                                                39

--------------------------------------------------------------------------------
2   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2004

PORTFOLIO MANAGERS

Wellington Management Company, LLP
Portfolio manager                 Since               Years in industry
Kenneth L. Abrams                 4/02                       20

American Century Investment
Management, Inc.
Portfolio managers                Since               Years in industry
John Schniedwind, CFA             12/03                      22
William Martin, CFA.              12/03                      15
Wilhelmine von Turk, CFA          12/03                       9

Lord, Abbett & Co. LLC
Portfolio manager                 Since               Years in industry
Michael T. Smith                  12/03                      16

FUND OBJECTIVE

Seeks to provide shareholders with long-term growth of capital.

Inception dates

A: 8/24/81      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INDYX        B: IDIBX        C: --           Y: --

Total net assets                                         $158.3 million

Number of holdings                                                  414

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                     LARGE
                     MEDIUM  SIZE
         X           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Consumer discretionary 19.7%
Technology 18.9%
Health care 17.3%
Financials 14.1%
Industrials 10.4%
Materials 8.1%
Energy 4.8%
Telecommunications 3.0%
Consumer staples 2.2%
Utilities 1.5%

TOP TEN HOLDINGS

Percentage of portfolio assets

Grey Wolf (Energy equipment & services)                              1.4%
Acxiom (Computer software & services)                                1.4
Ohio Casualty (Insurance)                                            1.3
Foot Locker (Retail -- general)                                      1.2
Red Hat (Computer software & services)                               1.1
Humana (Health care services)                                        1.1
Yellow Roadway (Industrial transportation)                           1.1
Triad Hospitals (Health care services)                               1.0
Ventas (Real estate investment trust)                                0.9
Take-Two Interactive Software
   (Computer software & services)                                    0.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

AXP Discovery Fund's Class A shares rose 20.72% for the 12 months ended July 31, 2004, excluding sales charge. This outpaced the Russell 2000 Index, which returned 17.06%, but underperformed Standard & Poor's SmallCap 600 Index, which advanced 21.52% for the period. The Fund's peer group, the Lipper Small-Cap Core Funds Index advanced 19.67% for the period.

Three money management firms, Wellington Management Company, LLP (Wellington Management), Lord, Abbett & Co. LLC (Lord Abbett) and American Century Investment Management, Inc. (American Century) manage a portion AXP Discovery Fund's portfolio. Each firm selects growth and value small-cap stocks in an effort to provide Fund shareholders with long-term growth of capital. Wellington, Lord Abbett and American Century managed 55%, 23% and 22% of the Fund's portfolio, respectively, as of July 31, 2004.

On Dec. 22, 2003, Lord Abbett and American Century replaced Pilgrim Baxter & Associates, Ltd., a subadviser at the start of fiscal year 2004. Pilgrim Baxter's portion of the portfolio lagged that of the benchmark and peer group up until that time.

Q: What factors most significantly affected results for your portion of the Fund for the period?

    Wellington Management: Our portion of the Fund outperformed the Fund's peer group and benchmarks for fiscal year 2004. Indications of economic strength, including corporate profit growth, manufacturing activity and consumer spending propelled equity markets higher during the 12-month period. The Federal Reserve raised the target federal funds rate 0.25% to 1.25%, citing the "solid pace" of output growth and improving labor markets. Similar to other economic recoveries, small-cap companies outpaced large-cap companies.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2004
25%
           (bar 1)          (bar 2)
20%        +20.72%          +21.52%           (bar 3)               (bar 4)
                                              +17.06%                +19.67%
15%

10%

 5%

 0%

(bar 1) AXP Discovery Fund Class A (excluding sales charge)
(bar 2) S&P SmallCap 600 Index (unmanaged)
(bar 3) Russell 2000 Index
(bar 4) Lipper Small-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote) Our strong returns resulted from favorable stock selection, primarily within information technology, consumer discretionary and telecommunication services sectors.(end callout quote)

     -- Wellington Management

     Energy, materials and industrials led the way, while telecommunication services and information technology stocks generally declined.

     Our strong returns resulted from favorable stock selection, primarily within information technology, consumer discretionary and

AVERAGE ANNUAL TOTAL RETURNS
                                  Class A                  Class B                     Class C                   Class Y
(Inception dates)                (8/24/81)                (3/20/95)                   (6/26/00)                 (3/20/95)
                            NAV(1)     POP(2)       NAV(1)     After CDSC(3)     NAV(1)    After CDSC(4)   NAV(5)     POP(5)
as of July 31, 2004
1 year                      +20.72%   +13.78%       +19.86%       +15.86%        +19.71%      +19.71%      +20.78%    +20.78%
3 years                      +3.19%    +1.17%        +2.40%        +1.44%         +2.35%       +2.35%       +3.35%     +3.35%
5 years                      -1.94%    -3.09%        -2.69%        -2.83%          N/A          N/A         -1.76%     -1.76%
10 years                     +5.59%    +4.97%         N/A           N/A            N/A          N/A          N/A        N/A
Since inception              +8.74%    +8.46%        +4.13%        +4.13%         -3.74%       -3.74%       +5.10%     +5.10%

as of June 30, 2004
1 year                      +36.65%   +28.78%       +35.48%       +31.48%        +35.55%      +35.55%      +36.72%    +36.72%
3 years                      +4.10%    +2.07%        +3.23%        +2.29%         +3.24%       +3.24%       +4.25%     +4.25%
5 years                      -1.96%    -3.12%        -2.74%        -2.88%          N/A          N/A         -1.79%     -1.79%
10 years                     +6.42%    +5.79%         N/A           N/A            N/A          N/A          N/A        N/A
Since inception              +9.09%    +8.80%        +4.89%        +4.89%         -2.24%       -2.24%       +5.87%     +5.87%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)The largest positive contributor to our portion of the Fund was stock selection in the technology sector. (end callout quote)

    -- Lord Abbett

    telecommunication services sectors. Red Hat (software and services) and Fairchild Semiconductor (semiconductors) were key contributors to our performance. Media holdings were a source of strength within consumer discretionary stocks, while Nextel Partners was a winner within telecommunication services. The company reported its first quarterly profit in the second quarter of 2004, helped by low customer turnover, strong subscriber additions, and high average revenue per user.

    These results were partially offset by energy, health care and industrials holdings. Additionally, while our investment process is driven by bottom-up stock selection, our portion of the Fund's higher-than-index position in the health care and telecommunication services sectors, which were weaker performing components of our benchmark, detracted from relative performance during the period.

    Lord Abbett: The largest positive contributor to our portion of the Fund was stock selection in the technology sector. In particular, an Internet software provider advanced on record revenue and net income earnings, stemming from increased customer demand. In addition, a computer peripherals company recorded record earnings in the second quarter of 2004, due in large part to the success of their low-priced 3D printers.

    Our health care stock selections also aided relative returns. Specifically, shares of a medical diagnostic provider gained as sales and earnings are expected to exceed market expectations. Additionally, a healthcare organization gained over the period as the company integrated recent acquisitions. As the security continued to appreciate through our valuation targets, we realized gains and sold out of the position.

    Stock selection within the consumer discretionary sector detracted from our relative performance. Specifically, share prices of a business services corporation were adversely affected due to proposal deferrals and program delays. In addition, a photography manufacturer sold off amid wider than expected losses due to lower net sales and price declines in digital cameras. This activity prompted our sale of the position.

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6   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    The materials and processing sector also hurt relative returns. Particularly, share prices of a manufacturing company were hindered after reducing their earnings outlook. Competitive pricing pressure, in combination with higher asphalt cost, lowered the company's original earnings forecast.

    American Century: The performance of our portion of the Fund surpassed that of both of its benchmarks and peer group because of successful stock selection in seven of the 10 sectors represented in the benchmarks.

    Stock selection was especially favorable in the consumer and energy sectors. Consumer-oriented stocks make up the largest sector weighting in our portion of the Fund. The best performers included auto parts supplier Tenneco Automotive, which benefited from cost management efforts, and chicken producer Sanderson Farms, which saw increased demand thanks in part to the low-carbohydrate diet craze. Rising oil prices provided a lift to the energy sector; Tesoro Petroleum and Nuevo Energy were the strongest performance contributors in this sector.

    Our stock picking detracted from results in three key sectors -- financials, telecommunications, and information technology. Prominent underperformers included semiconductor equipment manufacturer Kulicke & Soffa, telecom services company Talk America, and title insurer First American.

Q: How was your portion of the Fund positioned during the year relative to its benchmark and how did this affect results?

    Wellington Management: During the 12-month period, we added to our consumer discretionary holdings, where we have the most exposure to media and retailing industries. Additionally, we trimmed our exposure to information technology stocks when some strong performers approached our price targets. Lastly, we added to our position in financial stocks.

    Lord Abbett: Valuation and investment process continue to drive our stock selection and sector weightings. Our focus remains on investing in companies that generate free cash flow and strong balance sheets. We have increased

--------------------------------------------------------------------------------
7   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote) Our stock selection was especially favorable in the consumer and energy sectors. (end callout quote)

    -- American Century

    allocations in the consumer discretionary and producer durables sectors throughout the period. Conversely, we have decreased positions in the financials and materials and processing sectors. Our portion of the Fund currently retains a significantly higher-than-benchmark position in the consumer discretionary and health care sectors.

    American Century: Our management approach emphasizes individual stock selection rather than sector positioning. Our rigorous stock selection process, which evaluates stocks based on a balanced set of growth and value criteria, is the driving factor behind changes within our portion of the Fund.

    This process led us to build higher than primary benchmark positions in Veritas DGC, an oil and gas exploration company, and Apogent Technologies, a maker of laboratory products. We also added to existing higher-than-primary benchmark positions in apparel retailer Stage Stores and homebuilder NVR. These holdings represent some of our biggest higher-than-primary benchmark positions.

Q:  How will you manage your portion of the Fund in the coming months?

    Wellington Management: Going forward, we expect the economy to moderate but continue on its path toward a sustainable recovery. Some recent economic data have hinted at a potential cooling in the economy. With fiscal and refinancing stimulus fading and rates beginning to rise, earnings estimates for 2005 are becoming increasingly tricky and yet doubly important. With this in mind, we are taking a renewed, hard look at earnings prospects going forward, with particular emphasis on 2005.

    In this environment, we remain focused on identifying the best small-cap companies for inclusion in our portion of the Fund. At the end of the period, our portion of the Fund had higher-than-primary benchmark positions in the consumer discretionary and health care sectors and lower-than-primary benchmark positions in the information technology and financial sectors.

--------------------------------------------------------------------------------
8   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    Lord Abbett: The current U.S. economic recovery is approaching its next phase as the Federal Reserve Board (the Fed) has now moved from a "pro growth" stance on interest rates to an "anti-inflation" posture. The recent interest rate hike initiated by the Fed may be an indication that the easy money has been made in the stock market with the potential for more modest gains going forward. We continue to believe that the less efficient small cap market arena provides us with the opportunity to find mispriced, high quality companies in all types of market conditions, including periods of rising interest rates.

    American Century: Going forward, we will continue to adhere to our investment philosophy and disciplined management approach. We will continue to seek small-cap stocks that we believe have an attractive combination of value and growth potential, while attempting to build a portfolio that strikes an optimal balance between risk and expected return.

--------------------------------------------------------------------------------
9   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Discovery Fund Class A shares (from 8/1/94 to 7/31/04) as compared to the performance of three widely cited performance indices, Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                        Class A
                                             Short-term      Long-term
Fiscal year ended July 31, 2004    Income   capital gains  capital gains   Total
July 31, 2004                       $--         $ --           $ --        $0.00
July 31, 2003                        --           --             --         0.00
July 31, 2002                        --           --             --         0.00
July 31, 2001                        --         2.16           0.03         2.19
July 31, 2000                        --         0.01           0.27         0.28

--------------------------------------------------------------------------------
10   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

(line graph)

                            VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP DISCOVERY FUND

AXP Discovery Fund Class A
  (includes sales charge)    $ 9,425   $12,028   $12,514  $17,409   $16,988  $17,914   $17,163   $14,781  $10,710   $13,454  $16,242
Standard & Poor's SmallCap
  600 Index(1)               $10,000   $12,797   $13,950  $19,375   $20,109  $21,084   $23,734   $26,584  $23,280   $27,498  $33,416
Russell 2000(R) Index(2)     $10,000   $12,498   $13,362  $17,824   $18,236  $19,587   $22,284   $21,903  $17,969   $22,122  $25,896
Lipper Small-Cap Core Funds
  Index(3)                   $10,000   $12,546   $14,185  $18,841   $19,280  $19,870   $23,929   $25,331  $21,301   $25,303  $30,280
                               `94       `95       `96      `97       `98      `99       `00       `01      `02       `03      `04

COMPARATIVE RESULTS

Results as of July 31, 2004                                                                            Since
                                              1 year       3 years      5 years     10 years        inception(4)
AXP Discovery Fund (includes sales charge)
Class A    Cumulative value of $10,000       $11,378      $10,355        $8,548      $16,242          $64,399
           Average annual total return       +13.78%       +1.17%        -3.09%       +4.97%           +8.46%

Standard & Poor's SmallCap 600 Index(1)
           Cumulative value of $10,000       $12,152      $12,569       $15,851      $33,416            N/A(5)
           Average annual total return       +21.52%       +7.92%        +9.65%      +12.82%            N/A(5)

Russell 2000(R) Index(2)
           Cumulative value of $10,000       $11,706      $11,823       $13,219      $25,896         $112,957
           Average annual total return       +17.06%       +5.74%        +5.74%       +9.98%          +11.16%

Lipper Small-Cap Core Funds Index(3)
           Cumulative value of $10,000       $11,967      $11,954       $15,239      $30,280            N/A(5)
           Average annual total return       +19.67%       +6.13%        +8.79%      +11.71%            N/A(5)

Results for other share classes can be found on page 5.

(1) S&P SmallCap 600 Index, an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the index.

(2) Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(3) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(4)  Fund data is from Aug. 24, 1981. Index data is from Sept. 1, 1981.

(5) The Fund began operating before inception of this benchmark and Lipper peer group.

--------------------------------------------------------------------------------
11   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Investments in Securities

AXP Discovery Fund

July 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (97.2%)
Issuer                                              Shares          Value(a)

Aerospace & defense (1.0%)
Aviall                                               2,450(b)       $49,123
Ducommun                                               536(b)        10,452
Esterline Technologies                               1,610(b)        50,538
Teledyne Technologies                               52,000(b)     1,126,320
United Defense Inds                                 10,699(b)       370,720
Total                                                             1,607,153

Airlines (1.1%)
Atlantic Coast Airlines Holdings                     3,750(b)        13,763
Frontier Airlines                                    2,281(b)        17,951
Mesa Air Group                                       2,678(b)        16,711
Northwest Airlines                                 106,300(b)       917,368
Pinnacle Airlines                                   73,600(b)       736,736
SkyWest                                              4,597           64,956
Total                                                             1,767,485

Automotive & related (1.7%)
Aftermarket Technology                              22,200(b)       332,778
American Axle & Mfg Holdings                         4,519          155,228
Cummins                                              5,568          386,586
Dollar Thrifty Automotive Group                     12,300(b)       296,307
Shiloh Inds                                          1,722(b)        27,896
Tenneco Automotive                                  24,210(b)       336,761
TRW Automotive Holdings                              1,904(b)        39,603
Visteon                                            108,200        1,112,297
Total                                                             2,687,456

Banks and savings & loans (4.9%)
ACE Cash Express                                    10,141(b)       234,460
Bank of Hawaii                                      29,229        1,313,260
Brookline Bancorp                                   45,093          641,673
Capital Crossing Bank                                2,814(b)       144,780
City Holding                                         2,266           69,045
City Natl                                            3,081          198,725
Columbia Banking System                              1,642           35,746
Community Trust Bancorp                                229            6,909
Corus Bankshares                                     2,863          114,949
Cullen/Frost Bankers                                 3,970          170,789
First BanCorp Puerto Rico                              117(c)         4,967
First Citizens BancShares                              458           54,502
First Republic Bank                                    736           31,869
Flagstar Bancorp                                    20,749          408,133
Hanmi Financial                                     12,190          353,510
Hudson United Bancorp                                2,425           83,056
Independence Community Bank                          1,940           72,440
IndyMac Bancorp                                     29,800          989,957
New Century Financial                                9,939          467,630
Oriental Financial Group                             3,871(c)        98,517
Pacific Capital Bancorp                              5,859          162,411
R & G Financial Cl B                                10,314(c)       361,815
Santander BanCorp                                      954(c)        21,935
Seacost Banking Corp of Florida                     51,400          976,600
Sterling Financial                                     232(b)         7,340
Westcorp                                            17,500          727,650
WSFS Financial                                         583           29,004
Total                                                             7,781,672

Broker dealers (0.5%)
Affiliated Managers Group                           18,550(b)       851,631
Instinet Group                                       1,411(b)         6,307
Total                                                               857,938

Building materials & construction (2.8%)
Aaon                                                18,400(b)       331,200
ElkCorp                                             32,400          707,292
Fluor                                               22,300        1,015,764
Genlyte Group                                        3,585(b)       223,346
Hughes Supply                                        2,778          169,236
Louisiana-Pacific                                   15,879          376,015
NCI Building Systems                                 3,553(b)       109,468
Potlatch                                             5,605          224,704
Ryland Group                                        12,300          952,266
USG                                                 21,636(b)       373,005
Total                                                             4,482,296

Cable (0.3%)
LodgeNet Entertainment                              33,700(b)       548,636

Cellular telecommunications (0.5%)
Brightpoint                                          7,600(b)       101,080
Dobson Communications Cl A                         221,300(b)       590,871
Metrocall Holdings                                     934(b)        62,625
Total                                                               754,576

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Issuer                                              Shares          Value(a)

Chemicals (3.2%)
Cytec Inds                                          22,000       $1,025,200
Exponent                                             1,058(b)        26,566
Ferro                                               41,500          826,265
FMC                                                  3,088(b)       135,718
Georgia Gulf                                        11,670          414,869
IMC Global                                          30,700          419,055
Methanex                                               544(c)         6,669
Minerals Technologies                               15,800          882,746
NewMarket                                            8,524(b)       168,860
Octel                                                6,674(c)       172,323
Terra Industries                                     5,141(b)        32,902
TETRA Technologies                                  38,250(b)     1,007,888
Total                                                             5,119,061

Computer hardware (2.2%)
Agilysys                                               552            8,225
Artesyn Technologies                                 6,416(b)        47,863
IDX Systems                                         35,900(b)     1,078,077
Ingram Micro Cl A                                   77,330(b)     1,101,953
Komag                                               18,172(b)       206,070
Maxtor                                              73,400(b)       343,512
Tech Data                                            1,822(b)        68,252
Western Digital                                     79,800(b)       559,398
Total                                                             3,413,350

Computer software & services (11.3%)
Acxiom                                              97,375        2,142,249
Agile Software                                      68,600(b)       510,384
ANSYS                                                  429(b)        20,352
Aspen Technology                                    30,900(b)       183,237
Autodesk                                             6,880          276,576
BISYS Group                                         64,000(b)       873,600
Callidus Software                                    2,200(b)         8,030
CheckFree                                           42,900(b)     1,288,716
CSG Systems Intl                                     1,309(b)        21,468
Dendrite Intl                                       33,000(b)       492,030
DigitalNet Holdings                                  2,708(b)        69,108
DocuCorp Intl                                        1,980(b)        16,335
EarthLink                                           29,171(b)       287,918
ePlus                                                  283(b)         2,567
Extreme Networks                                    46,000(b)       249,320
First Consulting Group                             105,200(b)       569,132
Foundry Networks                                    58,000(b)       595,080
Harris Interactive                                  72,100(b)       462,161
Hummingbird                                          4,100(b,c)      87,125
Hyperion Solutions                                  23,900(b)       980,378
Informatica                                         71,600(b)       434,612
infoUSA                                              1,680(b)        15,103
Inter-Tel                                            3,578           77,607
Manhattan Associates                                16,200(b)       420,552
MAXIMUS                                                210(b)         6,714
McDATA Cl A                                         71,300(b)       367,195
MemberWorks                                          4,892(b)       130,665
MICROS Systems                                       1,211(b)        58,879
MicroStrategy Cl A                                     722(b)        29,068
Openwave Systems                                   114,400(b)     1,300,728
Parametric Technology                                7,802(b)        35,421
Progress Software                                    6,641(b)       137,004
Red Hat                                            101,300(b)     1,734,255
SI Intl                                              6,800(b)       121,040
SM&A                                               160,379(b)     1,284,636
SPSS                                                   449(b)         6,645
Sybase                                              11,682(b)       170,207
Take-Two Interactive Software                       42,000(b)     1,315,439
Transaction Systems Architects Cl A                  6,591(b)       112,706
Tyler Technologies                                   3,148(b)        28,962
United Online                                        6,214(b)        96,938
Websense                                            25,600(b)       977,664
Total                                                            17,997,806

Electronics (4.8%)
Agere Systems Cl A                                 355,400(b)       440,696
Analogic                                            17,100          710,334
Arrow Electronics                                   15,230(b)       360,342
Avnet                                               11,326(b)       219,951
CyberOptics                                            628(b)        11,718
Gerber Scientific                                    7,672(b)        49,715
Helix Technology                                    23,500          339,340
Kulicke & Soffa Inds                                40,226(b)       314,165
Littelfuse                                           7,646(b)       296,665
LoJack                                              51,768(b)       489,725
Measurement Specialties                             15,100(b)       324,197
Millipore                                            1,214(b)        63,966
Moog Cl A                                           30,650(b)     1,114,741
ON Semiconductor                                   240,148(b)       960,592
Park Electrochemical                                 3,359           77,190
Pemstar                                             33,600(b)        73,920
Photronics                                           1,247(b)        18,044
Standard Microsystems                                2,481(b)        42,698
Stoneridge                                           7,596(b)       111,509
Triumph Group                                        4,600(b)       151,708
Ultratech                                           30,900(b)       385,014
Universal Electronics                               34,439(b)       596,483
X-Rite                                              31,500          470,610
Total                                                             7,623,323

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Issuer                                              Shares          Value(a)

Energy (1.2%)
Cabot Oil & Gas                                      4,460         $196,106
Callon Petroleum                                     2,950(b)        39,766
FuelCell Energy                                     74,800(b)       743,513
Giant Inds                                           2,821(b)        68,268
Newfield Exploration                                 6,761(b)       399,372
Pogo Producing                                       5,177          229,755
Tesoro Petroleum                                     9,048(b)       262,392
Total                                                             1,939,172

Energy equipment & services (3.4%)
Cal Dive Intl                                       17,749(b)       550,219
Clayton Williams Energy                              1,887(b)        46,835
Grey Wolf                                          487,200(b)     2,187,527
Key Energy Services                                 18,000(b)       181,440
Offshore Logistics                                   1,627(b)        47,102
Premcor                                             21,000(b)       753,900
Pride Intl                                          47,800(b)       860,400
SEACOR Holdings                                        936(b)        39,593
Universal Compression Holdings                       8,880(b)       291,353
Veritas DGC                                         20,231(b)       498,290
Total                                                             5,456,659

Engineering & construction (0.8%)
Modtech Holdings                                    20,864(b)       169,207
Washington Group Intl                               30,900(b)     1,032,678
Total                                                             1,201,885

Environmental services (--%)
Clean Harbors                                          300(b)         2,880
Duratek                                              1,384(b)        19,722
Total                                                                22,602

Financial services (2.3%)
Advanta Cl B                                        52,700        1,170,993
CompuCredit                                          2,228(b)        35,046
Doral Financial                                      3,669(c)       144,008
Investment Technology Group                         73,100(b)       960,534
Irwin Financial                                      5,350          143,006
Providian Financial                                 79,400(b)     1,098,896
SWS Group                                            1,165           15,961
WFS Financial                                          786(b)        35,960
Total                                                             3,604,404

Food (1.6%)
Chiquita Brands Intl                                 3,805(b)        74,350
Corn Products Intl                                     422           18,197
Hain Celestial Group                                21,300(b)       352,089
J & J Snack Foods                                   16,700(b)       613,391
M&F Worldwide                                        5,951(b)        77,720
Nash Finch                                           7,356          194,346
Pilgrim's Pride                                     10,408          291,840
Sanderson Farms                                      4,017          193,740
Wild Oats Markets                                   59,900(b)       754,739
Total                                                             2,570,412

Furniture & appliances (1.5%)
Aaron Rents                                          4,713          151,382
Briggs & Stratton                                    4,397          367,150
Furniture Brands Intl                               38,300          880,133
Hooker Furniture                                       394           10,563
Select Comfort                                      28,400(b)       580,212
Stanley Furniture                                    2,535          106,217
Stanley Works                                        8,192          347,341
Total                                                             2,442,998

Health care products (8.9%)
Abgenix                                             36,200(b)       353,855
Andrx                                               11,786(b)       305,729
Apogent Technologies                                10,492(b)       340,990
Arrow Intl                                          33,300          923,075
Bausch & Lomb                                          554           34,121
Bentley Pharmaceuticals                             25,100(b)       294,925
Bio-Rad Laboratories Cl A                            8,500(b)       445,400
Biosite                                              7,400(b)       327,006
Bradley Pharmaceuticals                             19,900(b)       468,446
Ciphergen Biosystems                               106,900(b)       438,290
CNS                                                  2,466           24,808
CollaGenex Pharmaceuticals                          64,700(b)       481,368
Conmed                                              43,511(b)       964,203
CTI Molecular Imaging                               74,500(b)       780,015
Dade Behring Holdings                                2,294(b)       113,989
Enzon Pharmaceuticals                               44,800(b)       555,968
Haemonetics                                         10,317(b)       309,510
Human Genome Sciences                               85,200(b)       854,130
ICU Medical                                         23,900(b)       664,420
IDEXX Laboratories                                     606(b)        30,536
Incyte                                             117,301(b)       721,401
Kensey Nash                                         30,100(b)       851,529
Kos Pharmaceuticals                                  6,143(b)       181,649
Medicines Company                                   23,500(b)       621,810
Merit Medical Systems                               29,700(b)       501,336
Nutraceutical Intl                                   4,627(b)        65,194
Par Pharmaceutical                                  10,200(b)       383,928
Perrigo                                              8,848          147,408
Respironics                                          2,464(b)       137,294
Sola Intl                                            2,088(b)        33,951
Sybron Dental Specialties                            8,432(b)       226,821
Techne                                               3,660(b)       145,668
Telik                                               20,800(b)       411,008

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Issuer                                              Shares          Value(a)

Health care products (cont.)
Theragenics                                        127,500(b)      $530,400
TriPath Imaging                                     46,200(b)       388,080
USANA Health Sciences                                  131(b)         3,897
Vital Signs                                            637           19,021
Total                                                            14,081,179

Health care services (7.9%)
Allscripts Healthcare Solutions                    105,000(b)       738,150
American Healthways                                 24,700(b)       672,581
Charles River Laboratories Intl                      6,941(b)       312,831
Coventry Health Care                                 1,124(b)        57,448
Discovery Partners Intl                             54,500(b)       263,235
Exelixis                                            98,356(b)       778,980
Genesis HealthCare                                  43,900(b)     1,178,715
Humana                                              94,722(b)     1,715,416
ICON ADR                                             5,200(b,c)     192,140
LCA-Vision                                          13,000(b)       339,170
Magellan Health Services                             1,413(b)        48,084
Manor Care                                          32,000        1,000,000
Matria Healthcare                                   19,300(b)       482,500
Option Care                                         17,135          292,152
Owens & Minor                                        7,932          203,614
PacifiCare Health Systems                            5,641(b)       172,445
Prime Medical Services                               2,711(b)        19,926
Province Healthcare                                 62,500(b)       908,125
Select Medical                                         993           12,750
Sierra Health Services                               9,769(b)       431,790
SurModics                                           23,846(b,d)     570,396
Triad Hospitals                                     46,100(b)     1,570,166
US Oncology                                          4,951(b)        73,621
VistaCare Cl A                                      23,600(b)       435,656
Total                                                            12,469,891

Home building (0.8%)
Centex                                              14,700          623,574
Monaco Coach                                         1,808           43,898
NVR                                                  1,279(b)       596,014
Total                                                             1,263,486

Household products (0.5%)
Chattem                                              9,787(b)       281,963
Energizer Holdings                                   7,929(b)       302,096
Mannatech                                            1,502           14,314
Rayovac                                              2,327(b)        62,201
UniFirst                                               556           16,524
Yankee Candle                                        4,611(b)       133,811
Total                                                               810,909

Industrial services (0.6%)
Alliance Resource Partners                           3,314          163,016
Watsco                                              20,900          611,115
WESCO Intl                                           5,832(b)       119,848
Total                                                               893,979

Industrial transportation (2.7%)
Arkansas Best                                        1,891           66,128
CNF                                                 21,700          895,342
EGL                                                  3,717(b)        94,449
Forward Air                                          1,616(b)        64,171
Heartland Express                                    3,991          107,797
Kansas City Southern                                 4,575(b)        66,887
Kirby                                                1,956(b)        75,502
Knight Transportation                                4,417(b)        87,501
Landstar System                                      2,345(b)       116,804
USF                                                  2,152           76,396
Vitran                                              20,200(b,c)     325,018
Wabash Natl                                         21,700(b)       626,696
Yellow Roadway                                      37,331(b)     1,624,272
Total                                                             4,226,963

Insurance (4.1%)
American Financial Group                             1,014           30,106
First American                                       3,057           82,111
FPIC Insurance Group                                 1,110(b)        26,307
HCC Insurance Holdings                              30,700          930,210
Hilb, Rogal & Hobbs                                 35,200        1,182,368
Odyssey Re Holdings                                  2,187           51,066
Ohio Casualty                                      105,100(b)     1,965,371
Reinsurance Group of America                        21,100          840,835
StanCorp Financial Group                               210           14,763
U.S.I. Holdings                                     35,500(b)       497,000
UICI                                                14,626(b)       349,854
United Fire & Casualty                               1,442           88,755
Zenith Natl Insurance                                9,174          393,289
Total                                                             6,452,035

Leisure time & entertainment (1.5%)
Blockbuster Cl A                                     3,858           51,196
Brunswick                                            9,787          381,987
Callaway Golf                                       59,900          658,899
Carmike Cinemas                                      2,654           90,767
Churchill Downs                                     15,000          577,950
Polaris Inds                                           361           17,256
RC2                                                    592(b)        18,589
Steinway Musical Instruments                         3,199(b)        95,266
World Wrestling Entertainment                       36,000          457,560
Total                                                             2,349,470

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Issuer                                              Shares          Value(a)

Lodging & gaming (0.9%)
Alliance Gaming                                     30,300(b)      $431,169
Ameristar Casinos                                      441           11,854
Aztar                                               32,200(b)       781,494
La Quinta                                           14,700(b)       112,602
Penn Natl Gaming                                     2,146(b)        77,256
Total                                                             1,414,375

Machinery (2.2%)
AGCO                                                54,600(b)     1,142,231
American Science & Engineering                         334(b)         8,100
BHA Group                                              812           30,815
IHC Caland                                          21,988(c)       933,120
Kennametal                                          21,800          959,200
Middleby                                               834           45,203
MTS Systems                                          7,256          155,786
Toro                                                 2,163          141,677
Total                                                             3,416,132

Media (4.7%)
ADVO                                                31,350          971,537
AMC Entertainment                                   67,600(b)     1,290,484
Catalina Marketing                                  52,600(b)     1,050,422
Consolidated Graphics                                3,351(b)       145,802
Donnelley (RH)                                       7,052(b)       320,020
Entravision Communications Cl A                     23,500(b)       166,145
Hearst-Argyle Television                               294            6,653
Lin TV Cl A                                         34,600(b)       627,990
Nelson (Thomas)                                        735           15,839
Playboy Enterprises Cl B                            75,000(b)       837,000
Regent Communications                              131,701(b)       761,232
TiVo                                                70,300(b)       397,195
Valassis Communications                             28,200(b)       824,568
Ventiv Health                                          696(b)        10,607
Total                                                             7,425,494

Metals (1.3%)
Carpenter Technology                                12,820          551,260
Metal Management                                     9,022(b)       174,937
Olympic Steel                                        8,377(b)       196,776
Peabody Energy                                      15,500          870,789
Quanex                                                 595           27,073
Reliance Steel & Aluminum                              184            7,327
Steel Technologies                                   7,454          172,262
Total                                                             2,000,424

Multi-industry (1.9%)
Actuant Cl A                                        25,300(b)       922,437
Administaff                                          6,632(b)        88,206
AMETEK                                                 221            6,816
Anixter Intl                                         2,055           68,801
APAC Customer Services                               1,127(b)         2,074
Brink's                                                645           20,866
Global Imaging Systems                              30,237(b)       917,088
Harris                                               1,302           61,819
PDI                                                  5,802(b)       165,415
SOURCECORP                                           2,174(b)        51,111
Stratasys                                           22,200(b)       582,528
University of Phoenix Online                           531(b)        45,756
Total                                                             2,932,917

Paper & packaging (0.6%)
Crown Holdings                                      23,403(b)       237,306
EZCORP Cl A                                          4,555(b)        34,358
Owens-Illinois                                         446(b)         6,556
Rayonier                                             5,107          224,606
Silgan Holdings                                      5,386          259,121
Trans World Entertainment                           15,861(b)       157,500
Total                                                               919,447

Real estate (0.6%)
CoStar Group                                        21,500(b)       912,675

Real estate investment trust (1.3%)
Associated Estates Realty                           13,321          115,626
CBL & Associates Properties                          6,333          348,948
FelCor Lodging Trust                                 9,386(b)       107,000
Innkeepers USA Trust                                15,802          165,763
Natl Health Investors                                  772           21,176
Ventas                                              51,600        1,316,833
Total                                                             2,075,346

Restaurants (1.5%)
CKE Restaurants                                     14,093(b)       203,221
Dave & Buster's                                     44,993(b)       766,680
Jack in the Box                                     14,795(b)       471,961
Lone Star Steakhouse & Saloon                       28,653          694,549
Papa John's Intl                                     6,245(b)       189,661
Total                                                             2,326,072

Retail -- general (4.5%)
7-Eleven                                             2,275(b)        39,016
American Eagle Outfitters                            1,482(b)        48,565
Barnes & Noble                                      11,262(b)       387,188
Borders Group                                       38,391          878,002
Charming Shoppes                                     1,993(b)        14,629
Checkpoint Systems                                  13,996(b)       240,871
Claire's Stores                                     10,834          249,724
Dress Barn                                             423(b)         7,085
Finlay Enterprises                                     797(b)        16,737
Foot Locker                                         82,500        1,856,249

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Issuer                                              Shares          Value(a)

Retail -- general (cont.)
Fred's                                              25,900         $467,495
Goody's Family Clothing                             21,400          186,608
Hollywood Entertainment                             12,825(b)       165,571
MarineMax                                            2,814(b)        69,196
Movado Group                                         7,546          113,265
Pantry (The)                                         5,520(b)       120,281
PETCO Animal Supplies                               33,000(b)       985,710
Rent-A-Center                                       12,243(b)       359,210
Smart & Final                                        6,555(b)        98,391
Stage Stores                                         9,058(b)       321,197
Stein Mart                                           8,063(b)       146,263
Zale                                                11,838(b)       321,283
Total                                                             7,092,536

Telecom equipment & services (1.5%)
Aspect Communications                               29,459(b)       249,518
C-COR.net                                           10,277(b)        83,449
CommScope                                              812(b)        16,727
Nextel Partners Cl A                                75,429(b)     1,212,144
PanAmSat                                             7,574(b)       175,944
West                                                   551(b)        13,814
Westell Technologies Cl A                          165,517(b)       670,344
Total                                                             2,421,940

Textiles & apparel (1.7%)
Culp                                                 2,316(b)        18,065
Genesco                                             12,687(b)       272,263
Guess?                                              63,600(b)     1,030,320
Hartmarx                                             4,946(b)        37,293
Kellwood                                             4,970          199,546
Quiksilver                                          48,100(b)     1,037,035
Wolverine World Wide                                 6,431          150,357
Total                                                             2,744,879

Utilities -- electric (0.5%)
CenterPoint Energy                                  31,754          368,665
El Paso Electric                                     3,846(b)        57,882
Great Plains Energy                                    892           25,591
Unisource Energy                                    11,015          271,960
Total                                                               724,098

Utilities -- natural gas (1.0%)
AGL Resources                                        7,273          214,917
Energen                                              3,235          153,177
Natl Fuel Gas                                          267            6,819
UGI                                                 36,598        1,185,410
Total                                                             1,560,323

Utilities -- telephone (0.9%)
Commonwealth  Telephone Enterprises                  2,939(b)       131,667
General Communication Cl A                         109,100(b)       873,891
PTEK Holdings                                       28,250(b)       324,593
TALK America Holdings                               22,157(b)       143,577
Tessco Technologies                                    891(b)        13,623
Total                                                             1,487,351

Total common stocks
(Cost: $144,520,265)                                           $153,880,805

Bond (--%)
Issuer                   Coupon                   Principal         Value(a)
                          rate                     amount

Aerospace & defense
Timco Aviation Services
  Pay-in-kind
  01-02-07                8.00%                     $8,650(e,f,g)       $--

Total bond
(Cost: $783)                                                            $--

Total investments in securities
(Cost: $144,521,048)(h)                                        $153,880,805

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2004, the value of foreign securities represented 1.5% of net assets.

(d) Security is partially or fully on loan. See Note 5 to the financial statements.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at July 31, 2004, is as follows:

     Security                              Acquisition                   Cost
                                              dates
     Timco Aviation Services
        8.00% Pay-in-kind 2007       04-22-04 thru 05-12-04              $783

(f) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(g)  Negligible market value.

(h) At July 31, 2004, the cost of securities for federal income tax purposes was $145,522,505 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 18,946,180
     Unrealized depreciation                                      (10,587,880)
                                                                  -----------
     Net unrealized appreciation                                 $  8,358,300
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
18   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Discovery Fund

July 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $144,521,048)                                                                      $153,880,805
Cash in bank on demand deposit                                                                            1,235,744
Dividends and accrued interest receivable                                                                    41,147
Receivable for investment securities sold                                                                 4,237,313
                                                                                                          ---------
Total assets                                                                                            159,395,009
                                                                                                        -----------
Liabilities
Payable for investment securities purchased                                                                 436,797
Payable upon return of securities loaned (Note 5)                                                           525,000
Accrued investment management services fee                                                                    2,756
Accrued distribution fee                                                                                      1,331
Accrued service fee                                                                                               6
Accrued transfer agency fee                                                                                     921
Accrued administrative services fee                                                                             258
Other accrued expenses                                                                                      101,175
                                                                                                            -------
Total liabilities                                                                                         1,068,244
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $158,326,765
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    217,346
Additional paid-in capital                                                                              239,313,671
Undistributed net investment income                                                                           3,634
Accumulated net realized gain (loss) (Note 6)                                                           (90,567,643)
Unrealized appreciation (depreciation) on investments                                                     9,359,757
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $158,326,765
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $143,122,869
                                                            Class B                                    $ 13,120,182
                                                            Class C                                    $     32,119
                                                            Class Y                                    $  2,051,595
Net asset value per share of outstanding capital stock:     Class A shares      19,494,837             $       7.34
                                                            Class B shares       1,959,205             $       6.70
                                                            Class C shares           4,806             $       6.68
                                                            Class Y shares         275,739             $       7.44
                                                                                   -------             ------------
*Including securities on loan, at value (Note 5)                                                       $    502,320
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Statement of operations
AXP Discovery Fund

Year ended July 31, 2004
Investment income
Income:
Dividends                                                                      $ 1,072,022
Interest                                                                            82,225
Fee income from securities lending (Note 5)                                         19,917
   Less foreign taxes withheld                                                        (282)
                                                                                      ----
Total income                                                                     1,173,882
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               1,239,497
Distribution fee
   Class A                                                                         368,377
   Class B                                                                         181,142
   Class C                                                                             290
Transfer agency fee                                                                376,989
Incremental transfer agency fee
   Class A                                                                          35,993
   Class B                                                                          10,304
   Class C                                                                              11
Service fee -- Class Y                                                               1,855
Administrative services fees and expenses                                          106,137
Compensation of board members                                                        5,230
Custodian fees                                                                     159,535
Printing and postage                                                                85,330
Registration fees                                                                   97,404
Audit fees                                                                          27,000
Other                                                                                3,962
                                                                                     -----
Total expenses                                                                   2,699,056
   Expenses waived/reimbursed by AEFC (Note 2)                                    (201,170)
                                                                                  --------
                                                                                 2,497,886
   Earnings credits on cash balances (Note 2)                                         (259)
                                                                                      ----
Total net expenses                                                               2,497,627
                                                                                 ---------
Investment income (loss) -- net                                                 (1,323,745)
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               40,503,792
   Foreign currency transactions                                                      (414)
                                                                                      ----
Net realized gain (loss) on investments                                         40,503,378
Net change in unrealized appreciation (depreciation) on investments             (8,211,165)
                                                                                ----------
Net gain (loss) on investments                                                  32,292,213
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $30,968,468
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Discovery Fund

Year ended July 31,                                                                       2004             2003
Operations
Investment income (loss) -- net                                                      $ (1,323,745)     $ (1,009,659)
Net realized gain (loss) on investments                                                40,503,378       (19,217,220)
Net change in unrealized appreciation (depreciation) on investments                    (8,211,165)       51,680,027
                                                                                       ----------        ----------
Net increase (decrease) in net assets resulting from operations                        30,968,468        31,453,148
                                                                                       ----------        ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              7,160,103         4,923,048
   Class B shares                                                                         545,921           592,552
   Class C shares                                                                           4,450             8,457
   Class Y shares                                                                       1,855,551           339,976
Payments for redemptions
   Class A shares                                                                     (25,246,310)      (28,378,282)
   Class B shares (Note 2)                                                             (7,558,897)       (8,716,244)
   Class C shares (Note 2)                                                                     --            (8,999)
   Class Y shares                                                                      (1,406,160)         (165,705)
                                                                                       ----------          --------
Increase (decrease) in net assets from capital share transactions                     (24,645,342)      (31,405,197)
                                                                                      -----------       -----------
Total increase (decrease) in net assets                                                 6,323,126            47,951
Net assets at beginning of year                                                       152,003,639       151,955,688
                                                                                      -----------       -----------
Net assets at end of year                                                            $158,326,765      $152,003,639
                                                                                     ============      ============
Undistributed net investment income                                                  $      3,634      $         --
                                                                                     ------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Discovery Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks of small-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

On March 8, 2002, the Fund was closed to new investors. Current shareholders may continue to hold shares and make investments in the Fund.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
22   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

--------------------------------------------------------------------------------
23   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Short sales

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the Fund loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

--------------------------------------------------------------------------------
24   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Illiquid securities

As of July 31, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of July 31, 2004 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,327,379 and accumulated net realized loss has been decreased by $21,969 resulting in a net reclassification adjustment to decrease paid-in capital by $1,349,348.

--------------------------------------------------------------------------------
25   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                               2004                    2003
Class A
Distributions paid from:
     Ordinary income                              $--                     $--
     Long-term capital gain                        --                      --
Class B
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --
Class C
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --
Class Y
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

As of July 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $         --
Accumulated long-term gain (loss)                                $(89,562,552)
Unrealized appreciation (depreciation)                           $  8,358,300

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $168,461 for the year ended July 31, 2004.

--------------------------------------------------------------------------------
26   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC and Wellington Management Company, LLP (Wellington Management). Prior to Dec. 22, 2003 Pilgrim Baxter & Associates, Ltd. and Wellington Management were each allocated 50% of new investments in the Fund, net of any redemptions. Currently, AEFC anticipates allocating new assets so that over time each subadviser manages approximately one-third of the Fund. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Due to the Fund being closed to new investors, the Distributor reimbursed the Fund for the marketing portion of the distribution fees, which results in a 0.0375% reduction to this rate.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
27   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $66,062 for Class A and $8,538 for Class B for the year ended July 31, 2004.

For the year ended July 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.41% for Class A, 2.18% for Class B, 2.19% for Class C and 1.26% for Class Y. Under this agreement, which was effective until Nov. 30, 2003, net expenses will not exceed 1.30% for Class A, 2.08% for Class B, 2.20% for Class C and 1.13% for Class Y of the Fund's average daily net assets. Beginning Dec. 1, 2003, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, net expenses will not exceed 1.49% for Class A, 2.27% for Class B, 2.39% for Class C and 1.32% for Class Y of the Fund's average daily net assets. Beginning Aug. 1, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 1.49% for Class A, 2.27% for Class B, 2.29% for Class C and 1.32% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2004, the Fund's custodian and transfer agency fees were reduced by $259 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $220,678,866 and $247,655,083, respectively, for the year ended July 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended July 31, 2004
                                         Class A         Class B    Class C     Class Y
Sold                                    1,012,816        81,623         700     247,454
Issued for reinvested distributions            --            --          --          --
Redeemed                               (3,506,766)   (1,149,131)         --    (183,831)
                                       ----------    ----------      ------    --------
Net increase (decrease)                (2,493,950)   (1,067,508)        700      63,623
                                       ----------    ----------      ------     -------

                                                      Year ended July 31, 2003
                                         Class A         Class B    Class C     Class Y
Sold                                      912,147       127,716       1,854      66,526
Issued for reinvested distributions            --            --          --          --
Redeemed                               (5,770,582)   (1,830,217)     (1,695)    (33,251)
                                       ----------    ----------      ------     -------
Net increase (decrease)                (4,858,435)   (1,702,501)        159      33,275
                                       ----------    ----------      ------     -------

5. LENDING OF PORTFOLIO SECURITIES

As of July 31, 2004, securities valued at $502,320 were on loan to brokers. For collateral, the Fund received $525,000 in cash. Income from securities lending amounted to $19,917 for the year ended July 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
28   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $89,562,552 as of July 31, 2004, that if not offset by capital gains will expire as follows:

                         2009          2010          2011
                      $12,788,586   $34,643,667   $42,130,299

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2004.

--------------------------------------------------------------------------------
29   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2004       2003         2002       2001       2000
Net asset value, beginning of period                                     $6.08      $4.84       $ 6.68     $10.29     $11.04
Income from investment operations:
Net investment income (loss)                                              (.05)      (.03)        (.05)      (.02)      (.05)
Net gains (losses) (both realized and unrealized)                         1.31       1.27        (1.79)     (1.40)      (.42)
Total from investment operations                                          1.26       1.24        (1.84)     (1.42)      (.47)
Less distributions:
Distributions from realized gains                                           --         --           --      (2.19)      (.28)
Net asset value, end of period                                           $7.34      $6.08       $ 4.84     $ 6.68     $10.29

Ratios/supplemental data
Net assets, end of period (in millions)                                   $143       $134         $130       $239       $416
Ratio of expenses to average daily net assets(b)                         1.41%(c)   1.30%(c)     1.18%      1.06%      1.03%
Ratio of net investment income (loss) to average daily net assets        (.71%)     (.62%)       (.75%)     (.21%)     (.31%)
Portfolio turnover rate (excluding short-term securities)                 136%       105%         154%       115%       243%
Total return(d)                                                         20.72%     25.62%      (27.54%)   (13.88%)    (4.19%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.53% and 1.43% for the years ended July 31, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2004       2003         2002       2001       2000
Net asset value, beginning of period                                     $5.59      $4.48       $ 6.24     $ 9.84     $10.65
Income from investment operations:
Net investment income (loss)                                              (.13)      (.08)        (.11)      (.08)      (.13)
Net gains (losses) (both realized and unrealized)                         1.24       1.19        (1.65)     (1.33)      (.40)
Total from investment operations                                          1.11       1.11        (1.76)     (1.41)      (.53)
Less distributions:
Distributions from realized gains                                           --         --           --      (2.19)      (.28)
Net asset value, end of period                                           $6.70      $5.59       $ 4.48     $ 6.24     $ 9.84

Ratios/supplemental data
Net assets, end of period (in millions)                                    $13        $17          $21        $43        $82
Ratio of expenses to average daily net assets(b)                         2.18%(c)   2.08%(c)     1.96%      1.83%      1.80%
Ratio of net investment income (loss) to average daily net assets       (1.48%)    (1.41%)      (1.53%)     (.98%)    (1.08%)
Portfolio turnover rate (excluding short-term securities)                 136%       105%         154%       115%       243%
Total return(d)                                                         19.86%     24.78%      (28.21%)   (14.49%)    (4.97%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.30% and 2.21% for the years ended July 31, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2004       2003         2002       2001       2000(b)
Net asset value, beginning of period                                     $5.58      $4.47       $ 6.23     $ 9.84     $10.53
Income from investment operations:
Net investment income (loss)                                              (.09)      (.08)        (.11)      (.08)      (.02)
Net gains (losses) (both realized and unrealized)                         1.19       1.19        (1.65)     (1.34)      (.67)
Total from investment operations                                          1.10       1.11        (1.76)     (1.42)      (.69)
Less distributions:
Distributions from realized gains                                           --         --           --      (2.19)        --
Net asset value, end of period                                           $6.68      $5.58       $ 4.47     $ 6.23     $ 9.84

Ratios/supplemental data
Net assets, end of period (in millions)                                    $--        $--          $--        $--        $--
Ratio of expenses to average daily net assets(c)                         2.19%(e)   2.14%(e)     2.06%      1.83%      1.80%(d)
Ratio of net investment income (loss) to average daily net assets       (1.49%)    (1.47%)      (1.66%)    (1.01%)     (.97%)(d)
Portfolio turnover rate (excluding short-term securities)                 136%       105%         154%       115%       243%
Total return(f)                                                         19.71%     24.83%      (28.25%)   (14.63%)     6.55%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.31% and 2.33% for the years ended July 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2004       2003         2002       2001       2000
Net asset value, beginning of period                                     $6.16      $4.89       $ 6.74     $10.33     $11.07
Income from investment operations:
Net investment income (loss)                                              (.04)      (.02)        (.04)      (.01)      (.04)
Net gains (losses) (both realized and unrealized)                         1.32       1.29        (1.81)     (1.39)      (.42)
Total from investment operations                                          1.28       1.27        (1.85)     (1.40)      (.46)
Less distributions:
Distributions from realized gains                                           --         --           --      (2.19)      (.28)
Net asset value, end of period                                           $7.44      $6.16       $ 4.89     $ 6.74     $10.33

Ratios/supplemental data
Net assets, end of period (in millions)                                     $2         $1           $1         $1         $8
Ratio of expenses to average daily net assets(b)                         1.26%(c)   1.12%(c)     1.00%       .86%       .87%
Ratio of net investment income (loss) to average daily net assets        (.55%)     (.45%)       (.58%)     (.14%)     (.11%)
Portfolio turnover rate (excluding short-term securities)                 136%       105%         154%       115%       243%
Total return(d)                                                         20.78%     25.97%      (27.45%)   (13.57%)    (4.08%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.38% and 1.26% for the years ended July 31, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Discovery Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2004, and the financial highlights for each of the years in the five-year period ended July 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Discovery Fund as of July 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 20, 2004

--------------------------------------------------------------------------------
34   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
35   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

                                                       Beginning             Ending                 Expenses paid
                                                     account value        account value           during the period
                                                     Feb. 1, 2004         July 31, 2004      Feb. 1, 2004-July 31, 2004
Class A
     Actual(e)                                          $1,000               $957.00                  $7.25(a)
     Hypothetical (5% return before expenses)           $1,000             $1,017.45                  $7.47(a)
Class B
     Actual(e)                                          $1,000               $954.40                  $11.03(b)
     Hypothetical (5% return before expenses)           $1,000             $1,013.58                  $11.36(b)
Class C
     Actual(e)                                          $1,000               $954.30                  $11.13(c)
     Hypothetical (5% return before expenses)           $1,000             $1,013.48                  $11.46(c)
Class Y
     Actual(e)                                          $1,000               $958.80                  $6.28(d)
     Hypothetical (5% return before expenses)           $1,000             $1,018.45                  $6.47(d)

(a) Expenses are equal to the Fund's Class A annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's Class B annualized expense ratio of 2.27%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class C annualized expense ratio of 2.29%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Based on the actual return for the six months ended July 31, 2004: (4.30%) for Class A, (4.56%) for Class B, (4.57%) for Class C and (4.12%) for Class Y.

--------------------------------------------------------------------------------
36   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 87 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Arne H. Carlson                        Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                            Corporation (provides
Minneapolis, MN 55402                                            administrative services to
Age 69                                                           boards). Former Governor of
                                                                 Minnesota
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Philip J. Carroll, Jr.                 Board member since 2002   Retired Chairman and CEO, Fluor    Scottish Power PLC,
901 S. Marquette Ave.                                            Corporation (engineering and       Vulcan Materials Company,
Minneapolis, MN 55402                                            construction) since 1998           Inc. (construction
Age 66                                                                                              materials/chemicals)
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Livio D. DeSimone                      Board member since 2001   Retired Chair of the Board and     Cargill, Incorporated
0 Seventh Street East                                            Chief Executive Officer,           (commodity merchants and
Suite 3050                                                       Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                          Manufacturing (3M)                 Mills, Inc. (consumer
Age 70                                                                                              foods), Vulcan Materials
                                                                                                    Company (construction
                                                                                                    materials/chemicals),
                                                                                                    Milliken & Company
                                                                                                    (textiles and chemicals),
                                                                                                    and Nexia Biotechnologies,
                                                                                                    Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Anne P. Jones                          Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 69
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Stephen R. Lewis, Jr.*                 Board member since 2002   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.                                            of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                               systems)
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
37   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alan K. Simpson                        Board member since 1997   Former three-term United States
1201 Sunshine Ave.                                               Senator for Wyoming
Cody, WY 82414
Age 72
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alison Taunton-Rigby                   Board member since 2002   Founder and Chief Executive
901 S. Marquette Ave.                                            Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                            2004; President, Forester
Age 60                                                           Biotech since 2000; prior to
                                                                 that, President and CEO, Aquila
                                                                 Biopharmaceuticals, Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

Board Member Affiliated with AEFC**

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
William F. Truscott                    Board member since        Senior Vice President - Chief
53600 AXP Financial Center             2001, Vice President      Investment Officer of AEFC since
Minneapolis, MN 55474                  since 2002                2001. Former Chief Investment
Age 43                                                           Officer and Managing Director,
                                                                 Zurich Scudder Investments
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
38   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer since 2002      Vice President - Investment
50005 AXP Financial Center                                       Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                            Vice President - Finance,
Age 49                                                           American Express Company,
                                                                 2000-2002; Vice President -
                                                                 Corporate Controller, AEFC,
                                                                 1996-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Paula R. Meyer                         President since 2002      Senior Vice President and
596 AXP Financial Center                                         General Manager - Mutual Funds,
Minneapolis, MN 55474                                            AEFC, since 2002; Vice President
Age 50                                                           and Managing Director - American
                                                                 Express Funds, AEFC, 2000-2002;
                                                                 Vice President, AEFC, 1998-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Leslie L. Ogg                          Vice President, General   President of Board Services
901 S. Marquette Ave.                  Counsel, and Secretary    Corporation
Minneapolis, MN 55402                  since 1978
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
39   ---   AXP DISCOVERY FUND   ---   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Income
        Opportunities
                Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2004

AXP Income Opportunities Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            8

Investments in Securities                  10

Financial Statements                       19

Notes to Financial Statements              22

Report of Independent Registered
   Public Accounting Firm                  34

Federal Income Tax Information             35

Fund Expenses Example                      37

Board Members and Officers                 39

Proxy Voting                               41

[Dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2004

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
Brian Lavin, CFA*                 6/03                       18

* The Fund is managed by a team of portfolio managers led by Brian Lavin.

FUND OBJECTIVE

The Fund seeks high total return through current income and capital appreciation.

Inception dates
A: 6/19/03      B: 6/19/03      C: 6/19/03      Y: 6/19/03

Ticker symbols
A: AIOAX        B: AIOBX        C: --           Y: --

Total net assets                                         $261.0 million

Number of holdings                                                  244

Weighted average life(1)                                      5.7 years

Effective duration(2)                                         4.5 years

Weighted average bond rating(3)                                       B

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT   LONG
                     HIGH
         X           MEDIUM  QUALITY
         X           LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Consumer cyclical 17.8%
Basic industries 16.6%
Communications 14.1%
Consumer non-cyclical 11.8%
Utilities 9.9%
Capital goods 8.6%
Energy 5.2%
Short-term securities 5.1%
Technology 4.5%
Other industrial 2.2%
Other financial 1.7%
Transportation 1.2%
CMBS/ABS* 0.6%
Banks & brokers 0.3%
Other 0.4%

* Commercial mortgage-backed/Asset-backed securities.

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

BBB bonds                              1.0%
BB bonds                              30.8
B bonds                               63.6
CCC bonds                              2.9
Non-rated bonds                        1.7

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

There are special considerations associated with investing in bond funds. Principal risks associated with the Fund include market risk, interest rate risk, credit risk and liquidity risk.

High yield corporate bond prices may fluctuate more broadly than prices of higher quality bonds. Risk of principal and income also is greater than with higher quality securities.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Brian Lavin discusses the Fund's positioning and results for the 2004 fiscal year.

Q: How did AXP Income Opportunities Fund perform for the 12 months ended July 31, 2004?

A: AXP Income Opportunities Fund's Class A shares produced a total return of 12.72% (excluding sales charge) for the 12 months ended July 31, 2004, outperforming the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index, which returned 12.19%. The Fund also outperformed the Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, which returned 12.44%.

Q:  What factors most significantly affected the Fund's performance?

A: Good security selection, effective industry allocation, and a higher-than-index position in B rated bonds helped the Fund outperform its benchmarks and peer group.

    The high yield bond market was volatile over the fiscal year. As the annual period began, the rally in the high yield bond market that began in mid-October 2002 built momentum, faltered in July and August 2003, then picked up again and continued through most of March 2004. The rally was driven by continuing improvement in the U.S. economy, falling default rates, and attractive valuations. In April and May, the high yield bond market experienced a market sell-off, and then bounced back in June, retracing almost all of May's losses. Market volatility dampened and interest rates stabilized, as the prospective Fed rate hike was by then already priced into the market. Finally, after much anticipation, the Fed raised the targeted federal funds rate on June 30, 2004 by a quarter-percentage point, to 1.25%, stating that its monetary policy remained accommodative, even after this action.

(bar graph)
                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2004
15%       (bar 1)             (bar 2)            (bar 3)
12%       +12.72%             +12.19%            +12.44%
 9%
 6%
 3%
 0%

(bar 1) AXP Income Opportunities Fund Class A (excluding sales charge)
(bar 2) Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index
        (unmanaged)
(bar 3) Lipper High Current Yield Bond Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Questions & Answers

SEC YIELDS
                                 Class A    Class B    Class C    Class Y
As of July 30, 2004*              5.65%      5.17%      5.17%      6.10%
As of June 30, 2004               5.82%      5.36%      5.36%      6.28%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures.

* The last business day of the fiscal year.

    In July, the high yield bond market continued to perform well. Reports of solid second quarter corporate earnings, further declines in default rates, attractive market technicals from a supply/demand perspective, and a benign interest rate environment combined to support the high yield market during the last month of the annual period.

    Another factor affecting the high yield bond market was the outperformance of lower quality bonds over higher-quality

AVERAGE ANNUAL TOTAL RETURNS

                             Class A                 Class B                  Class C                   Class Y
(Inception dates)           (6/19/03)               (6/19/03)                (6/19/03)                 (6/19/03)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)     POP(5)
as of July 31, 2004
1 year                  +12.72%    +7.36%     +11.90%      +7.90%       +12.01%      +12.01%      +13.00%    +13.00%
Since inception          +9.29%    +4.63%      +8.51%      +4.95%        +8.53%       +8.53%       +9.55%     +9.55%

as of June 30, 2004
1 year                   +8.98%    +3.81%      +8.20%      +4.20%        +8.22%       +8.22%       +9.26%     +9.26%
Since inception          +8.48%    +3.47%      +7.71%      +3.83%        +7.62%       +7.62%       +8.75%     +8.75%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> High yield issuer default rates continue to trend downward as they have for more than two years. (end callout quote)

    bonds, with the exception of the first quarter of 2004 when investor concerns over geopolitical tensions and disappointing employment reports led investors to favor higher-quality securities.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: While maintaining a majority position in B bonds, we have gradually shifted the Fund toward higher-quality, BB rated bonds during the first half of 2004. Other than that, we did not make any major shifts in either sector weightings or quality allocations. We continually monitor the spread between BB and B bonds and when the risk level is unfavorable, we upgrade quality. The Fund continues to seek out asset-rich companies, maintaining higher-than-index positions in the building materials, gas pipeline, media (television and radio), gaming, and defense industries and less-than-index positions in the aerospace and retail areas. In all, the annual turnover rate for the portfolio was 133%.

    By way of review, the Fund does not invest in securities rated CCC by both ratings agencies in its effort to deliver high current income from the highest quality sector of the junk bond market. Throughout the year, the Fund's portfolio maintained its focus on B-rated bonds and had a lower-than-index weighting in lower quality securities.

Q:  How do you intend to manage the Fund in the coming months?

A: We are generally optimistic about the high yield bond market from a fundamental perspective. Corporate earnings and general economic activity remain solid. High yield issuer default rates continue to trend downward as they have for more than two years. U.S. default rates declined from approximately 5.8% at the end of July 2003 to 2.9% at the end of July 2004, as measured by Moody's Investors Services. Moody's forecast calls for default rates to keep falling to around the 2.5% level by the end of July 2005. All of this should continue to offer a solid underpinning for the high yield bond market. We believe the high yield bond market is attractively valued on a historical basis.

--------------------------------------------------------------------------------
6   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    Furthermore, we expect the U.S. economy to improve during the months ahead and inflation to inch upward but remain under control. We agree with the consensus that interest rates will trend gradually upward over the remainder of the year. Rising rates are typically negative for the fixed income market in general. However, historically high yield bonds have outperformed other fixed income asset classes on a relative basis in a gradually rising rate environment. Finally, yield alternatives among other asset classes remain scarce. We temper this bullish view with the possibility of a U.S. economy that either loses too much momentum or grows too fast and with the uncertainties surrounding geopolitical risk.

--------------------------------------------------------------------------------
7   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Income Opportunities Fund Class A shares (from 7/1/03 to 7/31/04) as compared to the performance of two widely cited performance indices, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and the Lipper High Current Yield Bond Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  Class A
                                       Short-term        Long-term
Fiscal year ended           Income    capital gains    capital gains     Total
July 31, 2004                $0.62        $--              $--           $0.62
July 31, 2003(1)              0.06         --               --            0.06

(1) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

--------------------------------------------------------------------------------
8   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

(line graph)

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP INCOME OPPORTUNITIES FUND

AXP Income Opportunities Fund Class A
  (includes sales charge)                      $ 9,525      $9,331     $ 9,876    $10,324     $10,400     $10,516
Merrill Lynch U.S. High Yield Cash Pay
  BB-B Rated Constrained Index(1)              $10,000      $9,841     $10,387    $10,880     $10,910     $11,040
Lipper High Current Yield Bond Funds
  Index(2)                                     $10,000      $9,923     $10,531    $11,092     $11,088     $11,158

                                              7/1/2003        7/03       10/03       1/03        4/04        7/04

COMPARATIVE RESULTS

Results as of July 31, 2004                                                                                Since
                                                                                  1 year               inception(3)
AXP Income Opportunities Fund (includes sales charge)

Class A      Cumulative value of $10,000                                         $10,736                  $10,516
             Average annual total return                                          +7.36%                   +4.63%

Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index(1)
             Cumulative value of $10,000                                         $11,219                  $11,040
             Average annual total return                                         +12.19%                   +9.55%

Lipper High Current Yield Bond Funds Index(2)
             Cumulative value of $10,000                                         $11,244                  $11,158
             Average annual total return                                         +12.44%                  +10.64%

Results for other share classes can be found on page 5.

(1) The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index, an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper High Current Yield Bond Funds Index, an index published by Lipper Inc. that includes the 30 largest funds that are generally similar to the fund, although some funds in the index may have somewhat different investment policies or objectives.

(3)  Fund data is from June 19, 2003. Index data is from July 1, 2003.

--------------------------------------------------------------------------------
9   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Investments in Securities

AXP Income Opportunities Fund

July 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (95.1%)
Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Commercial mortgage-backed/
Asset-backed securities (0.6%)(f)
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               3.32%                 $1,600,000(d,h)  $1,493,250

Aerospace & defense (2.2%)
Alliant Techsystems
   05-15-11               8.50                     825,000          893,063
Argo Tech
  Sr Nts
   06-01-11               9.25                     380,000(d)       399,000
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88                   1,365,000        1,371,825
L-3 Communications
   06-15-12               7.63                   1,285,000        1,374,950
   07-15-13               6.13                     700,000          679,000
TD Funding
   07-15-11               8.38                   1,090,000        1,149,950
Total                                                             5,867,788

Automotive & related (1.4%)
Arvinmeritor
   02-15-09               6.80                   1,450,000        1,457,250
Tenneco Automotive
  Series B
   07-15-13              10.25                   1,405,000        1,601,700
TRW Automotive
  Sr Nts
   02-15-13               9.38                     500,000          570,000
Total                                                             3,628,950

Beverages & tobacco (0.8%)
Cott Beverages
   12-15-11               8.00                   1,950,000        2,076,750

Broker dealers (0.3%)
LaBranche
  Sr Nts
   05-15-12              11.00                     750,000(d)       757,500

Building materials & construction (2.0%)
Associated Materials
   04-15-12               9.75                   1,000,000        1,132,500
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                   1,540,000(d)     1,616,999
Nortek
  Sr Sub Nts Series B
   06-15-11               9.88                   1,350,000        1,571,063
Nortek Holdings
  Sr Nts
   12-31-10               4.87                     735,000(d)       755,213
Total                                                             5,075,775

Cable (4.9%)
Cablevision Systems
  Sr Nts
   04-01-09               5.67                     750,000(d,h)     761,250
   04-15-12               8.00                     500,000(d)       491,250
Charter Communications Holdings LLC/Capital
  Sr Nts
   04-30-12               8.00                     750,000(d)       723,750
CSC Holdings
  Sr Nts
   12-15-07               7.88                     250,000          262,500
   07-15-08               7.25                     105,000          106,575
   04-15-12               6.75                   1,615,000(d)     1,550,399
 Series B
   04-01-11               7.63                     500,000          505,000
DirectTV Holdings/Finance
  Sr Nts
   03-15-13               8.38                   1,335,000        1,495,200
Echostar DBS
  Sr Nts
   10-01-08               5.75                   1,125,000        1,116,563
   10-01-11               6.38                   1,000,000          992,500
Kabel Deutschland
  (U.S. Dollar) Sr Nts
   07-01-14              10.63                   1,800,000(c,d)   1,844,999
Lodgenet Entertainment
  Sr Sub Deb
   06-15-13               9.50                     105,000          114,713

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Cable (cont.)
Mediacom LLC/Capital
  Sr Nts
   01-15-13               9.50%                   $950,000         $878,750
NTL Cable
  (U.S. Dollar) Sr Nts
   04-15-14               8.75                   1,190,000(c,d)   1,255,450
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                     810,000(c)       785,700
Total                                                            12,884,599

Cellular telecommunications (1.7%)
Crown Castle Intl
  Sr Nts
   08-01-11               9.38                     605,000          682,138
Nextel Communications
  Sr Nts
   10-31-13               6.88                   1,190,000        1,213,800
   03-15-14               5.95                   1,230,000        1,165,425
Rural Cellular
   03-15-12               8.25                   1,365,000(d)     1,402,537
Total                                                             4,463,900

Chemicals (6.0%)
Airgas
   10-01-11               9.13                     250,000          280,938
  Sr Sub Nts
   07-15-14               6.25                     310,000          298,375
BCP Caylux
  (U.S. Dollar) Sr Sub Nts
   06-15-14               9.63                   1,990,000(c,d)   2,074,574
Compass Minerals Group
   08-15-11              10.00                     895,000          993,450
Equistar Chemical/Funding
   09-01-08              10.13                     250,000          274,063
  Sr Nts
   05-01-11              10.63                   1,000,000        1,110,000
Georgia Gulf
  Sr Nts
   12-15-13               7.13                   2,260,000(d)     2,271,299
Huntsman Intl LLC
   03-01-09               9.88                     250,000          266,875
Huntsman LLC
   07-15-12              11.50                     545,000(d)       551,813
Lyondell Chemical
   06-01-13              10.50                     650,000          712,563
  Series A
   05-01-07               9.63                     970,000        1,024,563
Nalco
  Sr Nts
   11-15-11               7.75                   1,225,000(d)     1,274,000
Resolution Performance Products LLC/RPP Capital
  Sr Nts
   04-15-10               9.50                     650,000          672,750
Resolution Performance Products/Capital
   12-15-09               8.00                   1,540,000        1,609,299
Rhodia
  (U.S. Dollar) Sr Nts
   06-01-10              10.25                   1,215,000(c,d)   1,239,300
Rockwood Specialties Group
  Sr Sub Nts
   05-15-11              10.63                     430,000          462,250
Sovereign Specialty Chemicals
   03-15-10              11.88                     650,000          669,500
Total                                                            15,785,612

Computer hardware (0.5%)
Seagate Technology HDD Holdings
  (U.S. Dollar)
   05-15-09               8.00                   1,375,000(c)     1,430,000

Energy (2.2%)
Chesapeake Energy
  Sr Nts
   09-15-13               7.50                     200,000          212,500
   06-15-14               7.50                   1,390,000(d)     1,462,975
   08-15-14               7.00                     110,000(b,d)     111,100
Foundation PA Coal
  Sr Nts
   08-01-14               7.25                     465,000(d)       466,163
Gulfterra Energy Partner
  Sr Nts
   06-01-10               6.25                     770,000          785,400
Hilcorp Energy/Finance
  Sr Nts
   09-01-10              10.50                     750,000(d)       825,000
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38                   1,000,000        1,080,000
Peabody Energy
  Series B
   03-15-13               6.88                     825,000          849,750
Total                                                             5,792,888

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Energy equipment & services (3.0%)
CHC Helicopter
  (U.S. Dollar) Sr Sub Nts
   05-01-14               7.38%                   $425,000(c,d)    $423,938
Grant Prideco
  Series B
   12-01-07               9.63                     400,000          444,000
Grant Prideco Escrow
   12-15-09               9.00                   1,710,000        1,881,000
Key Energy Services
  Series C
   03-01-08               8.38                     935,000          977,075
  Sr Nts
   05-01-13               6.38                     720,000          680,400
Offshore Logistics
   06-15-13               6.13                   1,330,000        1,290,100
Pacific Energy
  Sr Nts
   06-15-14               7.13                   1,270,000(d)     1,308,100
Plains All American Pipeline
   10-15-12               7.75                     250,000          282,182
Pride Intl
  Sr Nts
   07-15-14               7.38                     545,000(d)       562,031
Total                                                             7,848,826

Environmental services (0.7%)
Clean Harbors
   07-15-12              11.25                     540,000(d)       556,200
Waste Services
  (U.S. Dollar) Sr Sub Nts
   04-15-14               9.50                   1,115,000(c,d)   1,151,238
Total                                                             1,707,438

Financial services (1.3%)
Capital One Bank
  Sub Nts
   06-13-13               6.50                     650,000          679,007
Capital One Financial
   11-15-13               6.25                     200,000          204,773
Metris Companies
   07-15-06              10.13                     500,000          490,000
   05-06-07              10.60                   1,900,000(b,i)   1,957,000
Total                                                             3,330,780

Food (2.5%)
Burns Philp Capital Property
  (U.S.Dollar)
   11-15-10               9.50                     960,000(c)     1,022,400
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75                   3,250,000(c)     3,501,875
Del Monte
  Series B
   05-15-11               9.25                     200,000          218,000
  Sr Sub Nts
   12-15-12               8.63                   1,525,000        1,654,625
Total                                                             6,396,900

Furniture & appliances (0.8%)
Rent-A-Center
   05-01-10               7.50                     800,000          832,000
Simmons
  Sr Sub Nts
   01-15-14               7.88                   1,285,000(d)     1,301,063
Total                                                             2,133,063

Health care products (1.2%)
Apogent Technologies
  Sr Sub Nts
   05-15-13               6.50                     300,000          333,000
Valeant Pharmaceuticals
  Sr Nts
   12-15-11               7.00                     990,000(d)       975,150
VWR Intl
  Sr Nts
   04-15-12               6.88                   1,690,000(d)     1,706,900
Total                                                             3,015,050

Health care services (5.9%)
Ardent Health Services
  Sr Sub Nts
   08-15-13              10.00                   1,130,000        1,226,050
Concentra Operating
   06-01-12               9.13                     605,000(d)       647,350
HCA
   11-06-08               5.25                     500,000          502,037
  Sr Nts
   02-01-11               7.88                     500,000          553,708
   05-01-12               6.95                   1,100,000        1,158,842
IASIS Healthcare
  Sr Sub Nts
   06-15-14               8.75                   1,935,000(d)     2,002,725

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Health care services (cont.)
Inverness Medical Innovations
  Sr Sub Nts
   02-15-12               8.75%                   $170,000(d)      $164,900
Medcath Holdings
  Sr Nts
   07-15-12               9.88                     985,000(d)     1,002,238
NeighborCare
  Sr Sub Nts
   11-15-13               6.88                     125,000          129,375
Service Corp Intl
   04-15-09               7.70                   1,030,000        1,084,075
Tenet Healthcare
  Sr Nts
   07-01-14               9.88                   1,515,000(d)     1,573,706
Triad Hospitals
  Sr Nts
   05-15-12               7.00                   3,000,000        3,067,499
Vanguard Health Systems
   08-01-11               9.75                   1,935,000        2,225,250
Total                                                            15,337,755

Home building (1.6%)
D.R. Horton
  Sr Nts
   05-01-13               6.88                     200,000          209,000
  Sr Sub Nts
   09-15-10               9.75                     500,000          588,750
KB HOME
  Sr Sub Nts
   02-01-10               7.75                     500,000          522,500
Meritage
   06-01-11               9.75                     750,000          828,750
Standard Pacific
  Sr Nts
   03-15-13               7.75                     150,000          154,125
   05-15-11               6.88                     775,000          778,875
WCI Communities
   05-01-12               9.13                     500,000          540,000
William Lyon Homes
  Sr Nts
   02-15-14               7.50                     735,000(d)       694,575
Total                                                             4,316,575

Household products (0.8%)
Amscan Holdings
  Sr Sub Nts
   05-01-14               8.75                     900,000(d)       897,750
Seminis Vegtable Seeds
  Sr Sub Nts
   10-01-13              10.25                   1,000,000        1,095,000
Total                                                             1,992,750

Industrial services (2.1%)
Allied Waste NA
   11-15-10               6.50                   2,600,000        2,574,000
   04-15-11               6.38                   1,145,000        1,116,375
Da-Lite Screen
  Sr Nts
   05-15-11               9.50                     750,000(d)       784,688
Natl Waterworks
  Series B
   12-01-12              10.50                   1,000,000        1,130,000
Total                                                             5,605,063

Industrial transportation (1.2%)
Interpool
   08-01-07               7.20                     310,000          300,700
   08-01-07               7.35                   1,340,000        1,303,150
Quality Distribution/QD Capital
   11-15-10               9.00                   1,490,000(d)     1,447,163
Total                                                             3,051,013

Leisure time & entertainment (1.4%)
LCE Aquisition
  Sr Sub Nts
   08-01-14               9.00                     535,000(d)       529,650
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                     525,000(d)       528,938
   06-01-13               6.75                     850,000          850,000
Vail Resorts
  Sr Sub Nts
   02-15-14               6.75                   1,735,000(d)     1,717,650
Total                                                             3,626,238

Lodging & gaming (7.9%)
Boyd Gaming
  Sr Sub Nts
   04-15-12               8.75                   2,070,000        2,235,599
Global Cash Access LLC/Finance
  Sr Sub Nts
   03-15-12               8.75                     900,000(d)       945,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Lodging & gaming (cont.)
MGM Mirage
   10-01-09               6.00%                   $150,000         $148,500
   09-15-10               8.50                   1,825,000        2,016,624
  Sr Nts
   02-27-14               5.88                     725,000          667,000
Mohegan Tribal Gaming
  Sr Sub Nts
   07-01-11               8.38                     300,000          341,250
   04-01-12               8.00                     125,000          135,469
   08-15-14               7.13                   1,425,000(b,d)   1,442,812
MTR Gaming Group
  Series B
   04-01-10               9.75                     960,000        1,017,600
Caesars Entertainment
  Sr Sub Nts
   09-15-08               8.88                     200,000          222,500
   03-15-10               7.88                     350,000          379,313
   05-15-11               8.13                   2,070,000        2,284,762
Penn Natl Gaming
   03-15-10               8.88                     800,000          875,000
  Sr Sub Nts
   12-01-11               6.88                     850,000(d)       843,625
Poster Financial Group
   12-01-11               8.75                     550,000(d)       556,875
Premier Entertainment Biloxi LLC/ Finance Biloxi
  1st Mtge
   02-01-12              10.75                     805,000(d)       857,325
Prime Hospitality
  Sr Sub Nts Series B
   05-01-12               8.38                   1,175,000        1,236,688
River Rock Entertainment
  Sr Nts
   11-01-11               9.75                   1,365,000        1,487,850
Riviera Holdings
   06-15-10              11.00                     500,000          547,500
Seneca Gaming
  Sr Nts
   05-01-12               7.25                   1,105,000(d)     1,102,238
Station Casinos
  Sr Nts
   04-01-12               6.00                   1,200,000        1,170,000
Total                                                            20,513,530

Machinery (2.6%)
Case New Holland
  Sr Nts
   08-01-11               9.25                   1,410,000(d)     1,526,324
Columbus McKinnon
   08-01-10              10.00                   1,045,000        1,120,763
Joy Global
  Series B
   03-15-12               8.75                     250,000          281,250
Manitowoc
   11-01-13               7.13                     155,000          157,325
Mueller Group
  Sr Sub Nts
   05-01-12              10.00                     775,000(d)       813,750
Sensus Metering Systems
  Sr Sub Nts
   12-15-13               8.63                   1,250,000(d)     1,225,000
Terex
   01-15-14               7.38                     825,000          831,188
Thermadyne
  Sr Sub Nts
   02-01-14               9.25                     785,000          785,000
Total                                                             6,740,600

Media (7.5%)
American Media Operation
   01-15-11               8.88                     825,000          818,813
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63                     400,000(c)       417,000
CBD Media/Finance
   06-01-11               8.63                     650,000          693,875
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                   1,665,000(c)     1,781,550
Dex Media East LLC/Finance
   11-15-09               9.88                   2,125,000        2,401,249
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50                     270,000          297,000
Emmis Operating
   05-15-12               6.88                   1,205,000(d)     1,180,900
Gray Television
   12-15-11               9.25                   2,000,000        2,210,000
Lamar Media
   01-01-13               7.25                   1,550,000        1,600,375

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Media (cont.)
Nexstar Finance
  Sr Sub Nts
   01-15-14               7.00%                   $800,000         $754,000
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                     180,000(c)       206,325
Radio One
  Series B
   07-01-11               8.88                     600,000          663,000
Salem Communication Holding
  Series B
   07-01-11               9.00                     495,000          542,025
Salem Communications
   12-15-10               7.75                   1,100,000        1,127,500
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25                   1,000,000(c)     1,042,916
Sinclair Broadcast Group
   12-15-11               8.75                      75,000           80,625
   03-15-12               8.00                     550,000          567,875
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                   1,500,000(c)     1,552,500
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                   1,550,000        1,588,750
Total                                                            19,526,278

Metals (1.8%)
California Steel
  Sr Nts
   03-15-14               6.13                     875,000          821,406
Euramax Intl
  Sr Sub Nts
   08-15-11               8.50                   1,825,000        1,888,875
Ispat Inland
   04-01-14               9.75                     725,000(d)       748,563
Jorgensen Earle M.
   06-01-12               9.75                     390,000          430,950
Russel Metals
  (U.S. Dollar) Sr Nts
   03-01-14               6.38                     800,000(c)       752,000
Total                                                             4,641,794

Miscellaneous (2.2%)
Corrections Corp of America
  Sr Nts
   05-01-11               7.50                     800,000          825,000
Freescale Semiconductor
  Sr Nts
   07-15-09               4.38                     765,000(d,h)     783,169
NationsRent
   10-15-10               9.50                   1,800,000(d)     1,926,000
United Rentals North America
   02-15-12               6.50                   2,315,000        2,233,975
Total                                                             5,768,144

Multi-industry (0.9%)
SPX
  Sr Nts
   06-15-11               6.25                   1,325,000        1,291,875
Valmont Inds
   05-01-14               6.88                   1,150,000(d)     1,144,250
Total                                                             2,436,125

Paper & packaging (8.8%)
Abitibi-Consolidated
  (U.S. Dollar)
   08-01-10               8.55                     500,000(c)       529,993
   06-15-11               5.02                   1,620,000(c,d,h) 1,648,350
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   03-15-14               6.75                   1,210,000(c,d)   1,161,600
Anchor Glass Container
   02-15-13              11.00                     500,000          572,500
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                   2,050,000(c)     2,090,999
Consolidated Container
  Sr Disc Nts
  (Zero coupon through 06-15-07,
  thereafter 10.75%)
   06-15-09               9.67                   1,265,000(d,g)   1,012,000
Crown Euro Holdings
  (U.S. Dollar)
   03-01-13              10.88                   1,700,000(c)     1,950,750
Georgia-Pacific
   02-01-10               8.88                   1,550,000        1,778,625
   05-15-11               8.13                   1,050,000        1,178,625

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Paper & packaging (cont.)
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50%                   $375,000         $406,875
Jefferson Smurfit
   10-01-12               8.25                   1,110,000        1,184,925
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12               9.63                     650,000(c)       728,000
  (U.S. Dollar) Sub Nts Pay-in-kind
   10-01-13              15.50                     786,267(c,d,e)   904,207
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                     600,000(c)       603,000
Norske Skog Canada
  (U.S. Dollar) Sr Nts
   03-01-14               7.38                   1,200,000(c)     1,194,000
Owens-Brockway Glass
   02-15-09               8.88                   1,280,000        1,392,000
   05-15-11               7.75                     500,000          530,000
   05-15-13               8.25                   1,295,000        1,356,513
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                   2,025,000        1,984,499
Stone Container
  Sr Nts
   07-01-12               8.38                     725,000          773,938
Total                                                            22,981,399

Real estate investment trust (0.5%)
Host Marriott
  Sr Nts
   08-15-12               7.00                   1,215,000(b,d)   1,199,813

Restaurants (0.3%)
Domino's Pizza LLC
  Sr Sub Nts
   07-01-11               8.25                     850,000          907,375

Retail -- drugstores (0.8%)
Jean Coutu Group PJC
  (U.S. Dollar) Sr Nts
   08-01-12               7.63                   1,330,000(c,d)   1,339,975
Rite Aid
   08-15-13               6.88                     850,000          777,750
Total                                                             2,117,725

Retail -- general (2.4%)
Buhrmann US
  Sr Sub Nts
   07-01-14               8.25                     830,000(d)       827,925
CSK Auto
   01-15-14               7.00                     845,000          798,525
Finlay Fine Jewelry
  Sr Nts
   06-01-12               8.38                     470,000(d)       493,500
General Nutrition Center
  Sr Sub Nts
   12-01-10               8.50                   1,170,000(d)     1,184,625
Lazydays RV Center
  Sr Nts
   05-15-12              11.75                     405,000(d)       430,313
United Auto Group
   03-15-12               9.63                   1,500,000        1,642,500
William Carter
  Series B
   08-15-11              10.88                     897,000        1,009,125
Total                                                             6,386,513

Telecom equipment & services (4.0%)
Cincinnati Bell
   07-15-13               7.25                   1,535,000        1,431,388
Fairpoint Communications
  Sr Nts
   03-01-10              11.88                     588,000          682,080
GCI
  Sr Nts
   02-15-14               7.25                   1,440,000(d)     1,382,400
Horizon PCS
  Sr Nts
   07-15-12              11.38                     880,000(d)       897,600
Inmarsat Finance
  (U.S. Dollar)
   06-30-12               7.63                     880,000(c,d)     842,600
Panamsat
  Sr Nts
   08-15-14               9.00                   1,715,000(b,d)   1,733,179
Qwest
   11-15-08               5.63                     475,000          467,875
   03-15-12               9.13                   2,050,000(d)     2,249,874
Rogers Wireless
  (U.S. Dollar)
   03-01-14               6.38                     825,000(c)       769,313
Total                                                            10,456,309

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Utilities -- electric (4.6%)
Aquila
  Sr Nts
   02-01-11               9.95%                 $1,640,000       $1,664,600
CMS Energy
  Sr Nts
   08-01-10               7.75                   1,035,000(d)     1,058,288
DPL
  Sr Nts
   09-01-11               6.88                     930,000          946,275
IPALCO Enterprises
   11-14-08               8.38                     500,000          560,000
   11-14-11               8.63                   2,225,000        2,491,999
Midwest Generation LLC
   05-01-34               8.75                   1,740,000(d)     1,844,400
NRG Energy
   12-15-13               8.00                   1,700,000(d)     1,742,500
Reliant Resources
   07-15-10               9.25                     300,000          319,500
Salton Sea Funding
  Sr Nts Series C
   05-30-10               7.84                     321,023          336,667
Sierra Pacific Power
   04-15-12               6.25                   1,045,000(d)     1,017,057
Total                                                            11,981,286

Utilities -- natural gas (5.3%)
ANR Pipeline
   03-15-10               8.88                   1,550,000        1,708,875
Dynegy Holdings
   07-15-10               9.88                     340,000(d)       371,450
El Paso Natl Gas
  Sr Nts Series A
   08-01-10               7.63                   1,400,000        1,456,000
El Paso Production Holding
   06-01-13               7.75                   1,210,000        1,152,525
Northwest Pipeline
   03-01-10               8.13                     500,000          554,375
Plains E & P
  Sr Nts
   06-15-14               7.13                   1,000,000(d)     1,027,500
Southern Natural Gas
   09-15-08               6.13                     225,000          226,688
   03-15-10               8.88                   1,000,000        1,102,500
Southern Star Central
   08-01-10               8.50                   1,600,000        1,736,000
Transcontinental Gas Pipeline
  Series B
   08-15-11               7.00                   2,800,000        2,960,999
  Sr Nts Series B
   07-15-12               8.88                     500,000          582,500
Williams Companies
   03-15-12               8.13                     850,000          928,625
Total                                                            13,808,037

Variable rate senior loan interests (0.4%)
Qwest
  Term Loan B
   06-30-10               6.95                   1,000,000          985,000

Total bonds
(Cost: $246,576,132)                                           $248,068,391

Short-term securities (5.1%)
Issuer                  Effective                  Amount          Value(a)
                          yield                  payable at
                                                  maturity

U.S. government agency (3.0%)
Federal Home Loan Mtge Corp Disc Nts
   08-10-04               1.10%                 $5,000,000       $4,998,315
   08-20-04               1.21                   3,000,000        2,997,883
Total                                                             7,996,198

Commercial paper (2.1%)
General Electric Capital
   08-02-04               1.33                   5,400,000        5,399,402

Total short-term securities
(Cost: $13,395,955)                                             $13,395,600

Total investments in securities
(Cost: $259,972,087)(j)                                        $261,463,991

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $6,210,320.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of July 31, 2004, the value of foreign securities represented 13.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2004, the value of these securities amounted to $82,768,761 or 31.7% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2004.

(i)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at July 31, 2004, is as follows:

     Security                             Acquisition                     Cost
                                             dates
     Metris Companies
        10.60% 2007                 05-04-04 thru 07-19-04          $1,923,750

(j) At July 31, 2004, the cost of securities for federal income tax purposes was $260,059,637 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 3,646,630
     Unrealized depreciation                                        (2,242,276)
                                                                    ----------
     Net unrealized appreciation                                   $ 1,404,354
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
18   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Income Opportunities Fund

July 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $259,972,087)                                                                      $261,463,991
Cash in bank on demand deposit                                                                               37,971
Capital shares receivable                                                                                   278,648
Accrued interest receivable                                                                               5,139,012
Receivable for investment securities sold                                                                 2,652,788
Other receivable                                                                                             71,738
                                                                                                             ------
Total assets                                                                                            269,644,148
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                           159,579
Capital shares payable                                                                                       86,496
Payable for investment securities purchased                                                               8,373,526
Accrued investment management services fee                                                                    4,334
Accrued distribution fee                                                                                      2,881
Accrued service fee                                                                                               1
Accrued transfer agency fee                                                                                     745
Accrued administrative services fee                                                                             355
Other accrued expenses                                                                                       64,757
                                                                                                             ------
Total liabilities                                                                                         8,692,674
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $260,951,474
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    253,238
Additional paid-in capital                                                                              256,585,472
Undistributed net investment income                                                                          77,103
Accumulated net realized gain (loss)                                                                      2,472,019
Unrealized appreciation (depreciation) on investments                                                     1,563,642
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $260,951,474
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $178,016,230
                                                            Class B                                    $ 55,965,090
                                                            Class C                                    $  5,210,600
                                                            Class I                                    $ 21,473,221
                                                            Class Y                                    $    286,333
Net asset value per share of outstanding capital stock:     Class A shares         17,275,656          $      10.30
                                                            Class B shares          5,433,323          $      10.30
                                                            Class C shares            505,939          $      10.30
                                                            Class I shares          2,081,075          $      10.32
                                                            Class Y shares             27,767          $      10.31
                                                                                       ------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Statement of operations
AXP Income Opportunities Fund

Year ended July 31, 2004
Investment income
Income:
Dividends                                                                      $   117,573
Interest                                                                        11,300,207
                                                                                ----------
Total income                                                                    11,417,780
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                                 985,862
Distribution fee
   Class A                                                                         295,746
   Class B                                                                         357,754
   Class C                                                                          36,314
Transfer agency fee                                                                122,864
Incremental transfer agency fee
   Class A                                                                           7,860
   Class B                                                                           7,202
   Class C                                                                             761
Service fee -- Class Y                                                                 126
Administrative services fees and expenses                                           81,849
Compensation of board members                                                        5,230
Custodian fees                                                                      26,698
Printing and postage                                                                34,340
Registration fees                                                                   46,918
Audit fees                                                                          18,000
Other                                                                                3,099
                                                                                     -----
Total expenses                                                                   2,030,623
   Earnings credits on cash balances (Note 2)                                       (1,008)
                                                                                    ------
Total net expenses                                                               2,029,615
                                                                                 ---------
Investment income (loss) -- net                                                  9,388,165
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                       2,601,839
Net change in unrealized appreciation (depreciation) on investments              3,175,519
                                                                                 ---------
Net gain (loss) on investments                                                   5,777,358
                                                                                 ---------
Net increase (decrease) in net assets resulting from operations                $15,165,523
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Income Opportunities Fund
                                                                                  July 31, 2004     For the period from
                                                                                   Year ended        June 19, 2003* to
                                                                                                       July 31, 2003
Operations and distributions
Investment income (loss) -- net                                                    $  9,388,165         $   359,670
Net realized gain (loss) on investments                                               2,601,839            (129,820)
Net change in unrealized appreciation (depreciation) on investments                   3,175,519          (1,472,359)
                                                                                      ---------          ----------
Net increase (decrease) in net assets resulting from operations                      15,165,523          (1,242,509)
                                                                                     ----------          ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                        (7,046,010)           (354,444)
      Class B                                                                        (1,861,068)            (12,272)
      Class C                                                                          (188,840)             (1,517)
      Class I                                                                          (231,469)                 --
      Class Y                                                                            (7,463)                (68)
                                                                                         ------                 ---
Total distributions                                                                  (9,334,850)           (368,301)
                                                                                     ----------            --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          132,710,154           7,336,050
   Class B shares                                                                    62,210,570           4,345,958
   Class C shares                                                                     5,809,517             503,703
   Class I shares                                                                    21,458,579                  --
   Class Y shares                                                                       267,702                  --
Reinvestment of distributions at net asset value
   Class A shares                                                                     2,972,142             301,623
   Class B shares                                                                     1,583,634               7,364
   Class C shares                                                                       168,188                 851
   Class I shares                                                                       216,770                  --
   Class Y shares                                                                         6,594                  59
Payments for redemptions
   Class A shares                                                                   (18,065,031)           (135,710)
   Class B shares (Note 2)                                                          (13,065,775)            (65,316)
   Class C shares (Note 2)                                                           (1,369,917)                 --
   Class I shares                                                                      (326,657)                 --
   Class Y shares                                                                           (23)                 --
                                                                                    -----------          ----------
Increase (decrease) in net assets from capital share transactions                   194,576,447          12,294,582
                                                                                    -----------          ----------
Total increase (decrease) in net assets                                             200,407,120          10,683,772
Net assets at beginning of year (Note 1)                                             60,544,354          49,860,582**
                                                                                     ----------          ----------
Net assets at end of year                                                          $260,951,474         $60,544,354
                                                                                   ============         ===========
Undistributed net investment income                                                $     77,103         $     9,136
                                                                                   ------------         -----------

 *   When shares became publicly available.

** Initial capital of $50,000,000 was contributed on June 12, 2003. The Fund has a decrease in net assets resulting from operations of $139,418 during the period from June 12, 2003 to June 19, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Income Opportunities Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. On June 12, 2003, IDS Life Insurance Company (IDS Life), a wholly-owned subsidiary of American Express Financial Corporation (AEFC) invested $50,000,000 in the Fund which represented 4,997,000 shares for Class A, 1,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on June 19, 2003.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of July 31, 2004, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 8.23% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
22   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
23   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of July 31, 2004, the Fund has entered into outstanding when-issued securities of $5,276,570 and other forward-commitments of $933,750.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Illiquid securities

As of July 31, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of July 31, 2004 was $1,957,000 representing 0.75% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

--------------------------------------------------------------------------------
24   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $14,652 resulting in a net reclassification adjustment to decrease paid-in capital by $14,652.

The tax character of distributions paid for the periods indicated is as follows:

                                           July 31, 2004     For the period from
                                            Year ended        June 19, 2003* to
                                                                 July 31, 2003
Class A
Distributions paid from:
      Ordinary income                      $7,046,010            $354,444
      Long-term capital gain                       --                  --
Class B
Distributions paid from:
      Ordinary income                       1,861,068              12,272
      Long-term capital gain                       --                  --
Class C
Distributions paid from:
      Ordinary income                         188,840               1,517
      Long-term capital gain                       --                  --
Class I**
Distributions paid from:
      Ordinary income                         231,469                 N/A
      Long-term capital gain                       --                 N/A
Class Y
Distributions paid from:
      Ordinary income                           7,463                  68
      Long-term capital gain                       --                  --

 * When shares became publicly available.

** Inception date was March 4, 2004.

As of July 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $2,752,954
Accumulated long-term gain (loss)                              $   43,297
Unrealized appreciation (depreciation)                         $1,476,092

--------------------------------------------------------------------------------
25   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.61% to 0.485% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
26   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $962,877 for Class A, $43,473 for Class B and $2,163 for Class C for the year ended July 31, 2004.

AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 1.19% for Class A, 1.95% for Class B, 1.95% for Class C, 0.88% for Class I and 1.03% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2004, the Fund's custodian and transfer agency fees were reduced by $1,008 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $393,385,129 and $205,179,352, respectively, for the year ended July 31, 2004. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
27   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Year ended July 31, 2004
                                          Class A       Class B       Class C        Class I*     Class Y
Sold                                   12,998,809     6,117,719       571,749       2,091,526      26,121
Issued for reinvested distributions       288,017       154,137        16,378          21,141         642
Redeemed                               (1,766,437)   (1,272,904)     (134,145)        (31,592)         (2)
                                       ----------    ----------      --------       ---------      ------
Net increase (decrease)                11,520,389     4,998,952       453,982       2,081,075      26,761
                                       ----------    ----------      --------       ---------      ------

* Inception date was March 4, 2004.

                                                          June 19, 2003** to July 31, 2003
                                          Class A       Class B      Class C          Class I     Class Y
Sold                                      741,565       439,269        50,870             N/A          --
Issued for reinvested distributions        30,560           746            87             N/A           6
Redeemed                                  (13,858)       (6,644)           --             N/A          --
                                       ----------    ----------      --------       ---------      ------
Net increase (decrease)                   758,267       433,371        50,957             N/A           6
                                       ----------    ----------      --------       ---------      ------

** When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2004.

--------------------------------------------------------------------------------
28   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003(b)
Net asset value, beginning of period                                         $ 9.70            $9.97
Income from investment operations:
Net investment income (loss)                                                    .62              .06
Net gains (losses) (both realized and unrealized)                               .60             (.27)
Total from investment operations                                               1.22             (.21)
Less distributions:
Dividends from net investment income                                           (.62)            (.06)
Net asset value, end of period                                               $10.30            $9.70

Ratios/supplemental data
Net assets, end of period (in millions)                                        $178              $56
Ratio of expenses to average daily net assets(c)                              1.08%            1.16%(d),(e)
Ratio of net investment income (loss) to average daily net assets             5.97%            5.59%(d)
Portfolio turnover rate (excluding short-term securities)                      133%              26%
Total return(f)                                                              12.72%           (2.04%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 2.51% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003(b)
Net asset value, beginning of period                                         $ 9.70            $9.97
Income from investment operations:
Net investment income (loss)                                                    .54              .05
Net gains (losses) (both realized and unrealized)                               .60             (.27)
Total from investment operations                                               1.14             (.22)
Less distributions:
Dividends from net investment income                                           (.54)            (.05)
Net asset value, end of period                                               $10.30            $9.70

Ratios/supplemental data
Net assets, end of period (in millions)                                         $56               $4
Ratio of expenses to average daily net assets(c)                              1.83%            1.88%(d),(e)
Ratio of net investment income (loss) to average daily net assets             5.22%            5.14%(d)
Portfolio turnover rate (excluding short-term securities)                      133%              26%
Total return(f)                                                              11.90%           (2.11%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 3.27% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003(b)
Net asset value, beginning of period                                         $ 9.69            $9.97
Income from investment operations:
Net investment income (loss)                                                    .54              .05
Net gains (losses) (both realized and unrealized)                               .61             (.28)
Total from investment operations                                               1.15             (.23)
Less distributions:
Dividends from net investment income                                           (.54)            (.05)
Net asset value, end of period                                               $10.30            $9.69

Ratios/supplemental data
Net assets, end of period (in millions)                                          $5               $1
Ratio of expenses to average daily net assets(c)                              1.83%            1.61%(d),(e)
Ratio of net investment income (loss) to average daily net assets             5.20%            5.45%(d)
Portfolio turnover rate (excluding short-term securities)                      133%              26%
Total return(f)                                                              12.01%           (2.19%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 3.27% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2004(b)
Net asset value, beginning of period                                  $10.41
Income from investment operations:
Net investment income (loss)                                             .27
Net gains (losses) (both realized and unrealized)                       (.10)
Total from investment operations                                         .17
Less distributions:
Dividends from net investment income                                    (.26)
Net asset value, end of period                                        $10.32

Ratios/supplemental data
Net assets, end of period (in millions)                                  $21
Ratio of expenses to average daily net assets(c)                        .76%(d)
Ratio of net investment income (loss) to average daily net assets      6.40%(d)
Portfolio turnover rate (excluding short-term securities)               133%
Total return(e)                                                        1.58%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
32   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003(b)
Net asset value, beginning of period                                         $ 9.70            $9.97
Income from investment operations:
Net investment income (loss)                                                    .63              .06
Net gains (losses) (both realized and unrealized)                               .61             (.27)
Total from investment operations                                               1.24             (.21)
Less distributions:
Dividends from net investment income                                           (.63)            (.06)
Net asset value, end of period                                               $10.31            $9.70

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--
Ratio of expenses to average daily net assets(c)                               .92%            1.01%(d),(e)
Ratio of net investment income (loss) to average daily net assets             6.08%            5.71%(d)
Portfolio turnover rate (excluding short-term securities)                      133%              26%
Total return(f)                                                              13.00%           (2.03%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 2.35% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Income Opportunities Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2004, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended July 31, 2004, and for the period from June 19, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Income Opportunities Fund as of July 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 20, 2004

--------------------------------------------------------------------------------
34   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Income Opportunities Fund
Fiscal year ended July 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.98%
     Dividends Received Deduction for corporations                       0.98%

Payable date                                                         Per share
Aug. 22, 2003                                                         $0.04760
Sept. 22, 2003                                                         0.05060
Oct. 23, 2003                                                          0.05363
Nov. 21, 2003                                                          0.04648
Dec. 22, 2003                                                          0.06833
Jan. 26, 2004                                                          0.05811
Feb. 25, 2004                                                          0.04968
March 26, 2004                                                         0.05007
April 26, 2004                                                         0.04799
May 26, 2004                                                           0.04800
June 25, 2004                                                          0.04800
July 26, 2004                                                          0.04800
Total distributions                                                   $0.61649

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.98%
     Dividends Received Deduction for corporations                       0.98%

Payable date                                                         Per share
Aug. 22, 2003                                                         $0.04252
Sept. 22, 2003                                                         0.04438
Oct. 23, 2003                                                          0.04718
Nov. 21, 2003                                                          0.04037
Dec. 22, 2003                                                          0.06169
Jan. 26, 2004                                                          0.05155
Feb. 25, 2004                                                          0.04325
March 26, 2004                                                         0.04357
April 26, 2004                                                         0.04131
May 26, 2004                                                           0.04165
June 25, 2004                                                          0.04168
July 26, 2004                                                          0.04276
Total distributions                                                   $0.54191

--------------------------------------------------------------------------------
35   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.98%
     Dividends Received Deduction for corporations                       0.98%

Payable date                                                         Per share
Aug. 22, 2003                                                         $0.04409
Sept. 22, 2003                                                         0.04446
Oct. 23, 2003                                                          0.04713
Nov. 21, 2003                                                          0.04029
Dec. 22, 2003                                                          0.06171
Jan. 26, 2004                                                          0.05146
Feb. 25, 2004                                                          0.04329
March 26, 2004                                                         0.04354
April 26, 2004                                                         0.04126
May 26, 2004                                                           0.04162
June 25, 2004                                                          0.04164
July 26, 2004                                                          0.04285
Total distributions                                                   $0.54334

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.98%
     Dividends Received Deduction for corporations                       0.98%

Payable date                                                         Per share
March 26, 2004                                                         0.06094
April 26, 2004                                                         0.05101
May 26, 2004                                                           0.05092
June 25, 2004                                                          0.05096
July 26, 2004                                                          0.05044
Total distributions                                                   $0.26427

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.98%
     Dividends Received Deduction for corporations                       0.98%

Payable date                                                         Per share
Aug. 22, 2003                                                         $0.04877
Sept. 22, 2003                                                         0.05190
Oct. 23, 2003                                                          0.05494
Nov. 21, 2003                                                          0.04773
Dec. 22, 2003                                                          0.06971
Jan. 26, 2004                                                          0.06036
Feb. 25, 2004                                                          0.05101
March 26, 2004                                                         0.05144
April 26, 2004                                                         0.04931
May 26, 2004                                                           0.04936
June 25, 2004                                                          0.04934
July 26, 2004                                                          0.04911
Total distributions                                                   $0.63298

--------------------------------------------------------------------------------
36   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
37   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

                                                        Beginning                Ending                 Expenses paid
                                                      account value           account value           during the period
                                                      Feb. 1, 2004            July 31, 2004      Feb. 1, 2004-July 31, 2004
Class A
     Actual(e)                                          $1,000                 $1,018.80                  $5.42(a)
     Hypothetical (5% return before expenses)           $1,000                 $1,019.49                  $5.42(a)
Class B
     Actual(e)                                          $1,000                 $1,016.00                  $9.22(b)
     Hypothetical (5% return before expenses)           $1,000                 $1,015.71                  $9.22(b)
Class C
     Actual(e)                                          $1,000                 $1,016.00                  $9.22(c)
     Hypothetical (5% return before expenses)           $1,000                 $1,015.71                  $9.22(c)
Class I(f)
     Actual                                                N/A                       N/A                     N/A
     Hypothetical (5% return before expenses)              N/A                       N/A                     N/A
Class Y
     Actual(e)                                          $1,000                 $1,020.50                  $4.62(d)
     Hypothetical (5% return before expenses)           $1,000                 $1,020.29                  $4.62(d)

(a) Expenses are equal to the Fund's Class A annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's Class B annualized expense ratio of 1.84%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class C annualized expense ratio of 1.84%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Based on the actual return for the six months ended July 31, 2004: 1.88% for Class A, 1.60% for Class B, 1.60% for Class C and 2.05% for Class Y.

(f) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was March 4, 2004.

--------------------------------------------------------------------------------
38   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 87 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Arne H. Carlson                        Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                            Corporation (provides
Minneapolis, MN 55402                                            administrative services to
Age 69                                                           boards). Former Governor of
                                                                 Minnesota
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Philip J. Carroll, Jr.                 Board member since 2002   Retired Chairman and CEO, Fluor    Scottish Power PLC,
901 S. Marquette Ave.                                            Corporation (engineering and       Vulcan Materials Company,
Minneapolis, MN 55402                                            construction) since 1998           Inc. (construction
Age 66                                                                                              materials/chemicals)
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Livio D. DeSimone                      Board member since 2001   Retired Chair of the Board and     Cargill, Incorporated
0 Seventh Street East                                            Chief Executive Officer,           (commodity merchants and
Suite 3050                                                       Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                          Manufacturing (3M)                 Mills, Inc. (consumer
Age 70                                                                                              foods), Vulcan Materials
                                                                                                    Company (construction
                                                                                                    materials/chemicals),
                                                                                                    Milliken & Company
                                                                                                    (textiles and chemicals),
                                                                                                    and Nexia Biotechnologies,
                                                                                                    Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Anne P. Jones                          Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 69
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Stephen R. Lewis, Jr.*                 Board member since 2002   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.                                            of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                               systems)
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
39   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alan K. Simpson                        Board member since 1997   Former three-term United States
1201 Sunshine Ave.                                               Senator for Wyoming
Cody, WY 82414
Age 72
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alison Taunton-Rigby                   Board member since 2002   Founder and Chief Executive
901 S. Marquette Ave.                                            Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                            2004; President, Forester
Age 60                                                           Biotech since 2000; prior to
                                                                 that, President and CEO, Aquila
                                                                 Biopharmaceuticals, Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

Board Member Affiliated with AEFC**

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
William F. Truscott                    Board member since        Senior Vice President - Chief
53600 AXP Financial Center             2001, Vice President      Investment Officer of AEFC since
Minneapolis, MN 55474                  since 2002                2001. Former Chief Investment
Age 43                                                           Officer and Managing Director,
                                                                 Zurich Scudder Investments
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
40   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer since 2002      Vice President - Investment
50005 AXP Financial Center                                       Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                            Vice President - Finance,
Age 49                                                           American Express Company,
                                                                 2000-2002; Vice President -
                                                                 Corporate Controller, AEFC,
                                                                 1996-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Paula R. Meyer                         President since 2002      Senior Vice President and
596 AXP Financial Center                                         General Manager - Mutual Funds,
Minneapolis, MN 55474                                            AEFC, since 2002; Vice President
Age 50                                                           and Managing Director - American
                                                                 Express Funds, AEFC, 2000-2002;
                                                                 Vice President, AEFC, 1998-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Leslie L. Ogg                          Vice President, General   President of Board Services
901 S. Marquette Ave.                  Counsel, and Secretary    Corporation
Minneapolis, MN 55402                  since 1978
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
41   ---   AXP INCOME OPPORTUNITIES FUND   ---   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Inflation Protected
        Securities
              Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2004

AXP Inflation Protected Securities Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                                                3

Questions & Answers
   with Portfolio Management                                 4

Investments in Securities                                    8

Financial Statements                                         9

Notes to Financial Statements                               12

Report of Independent Registered
   Public Accounting Firm                                   23

Federal Income Tax Information                              24

Board Members and Officers                                  26

Proxy Voting                                                28

--------------------------------------------------------------------------------
2   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Fund Snapshot AS OF JULY 31, 2004

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
Jamie Jackson, CFA*               3/04                       16

* The Fund is managed by a team of portfolio managers led by Jamie Jackson.

FUND OBJECTIVE

For investors seeking a total return that exceeds the rate of inflation over the long term.

Inception dates
A: 3/4/04       B: 3/4/04       C: 3/4/04       Y: 3/4/04

Ticker symbols
A: APSAX        B: --           C: --           Y: --

Total net assets                                          $67.2 million

Number of holdings                                                   10

Weighted average life(1)                                      6.6 years

Adjusted effective duration(2)                                5.1 years

Weighted average bond rating(3)                                     AAA

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

    DURATION
SHORT  INT  LONG
        X        HIGH
                 MEDIUM  QUALITY
                 LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

U.S. government obligations & agencies 97.7%
Short-term securities 1.2%
Foreign government bonds 1.1%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                            100%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

SEC YIELDS
                                   Class A    Class B    Class C    Class Y
As of July 30, 2004*                6.87%      6.42%      6.46%      7.37%
As of June 30, 2004                 4.45%      3.90%      3.83%      4.78%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

* The last business day of the fiscal year.

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Adjusted effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases. This number reflects an adjustment for the inflation adjustment component of the Fund's holdings.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

Principal risks associated with the Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. Government. The U.S. Government guarantee applies only to the underlying TIPS securities, not the Fund itself.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Jamie Jackson discusses AXP Inflation Protected Securities Fund's results and positioning for its inaugural fiscal year ended July 31, 2004. The fund began operating on March 4, 2004.

Q: What factors significantly affected AXP Inflation Protected Securities Fund's results from its inception in March 2004 through July 31, 2004?

A: Several factors affected the Fund during these first months of operation. On the positive side, the Fund was positioned defensively in terms of duration. This shorter-than-benchmark duration benefited the Fund's relative performance, as yields of 10-year Treasury Inflation Protected Securities
    (TIPS) rose by approximately 46 basis points (0.46%) from the beginning of March through the end of July. TIPS are specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index. The Fund's benchmark is the unmanaged Lehman Brothers U.S. Treasury Inflation Notes Index.

    Between March and the end of July, the Fund benefited from its yield curve positioning, as it favored intermediate maturities over short- and long-term maturities. As the TIPS yield curve flattened over the period, this added to the Fund's relative performance. Finally, we added value for the Fund in April when we replaced its position in nominal 30-year Treasury bonds with longer maturity TIPS.

    These positive changes, however, were outweighed by several detracting factors. First, the variance in portfolio composition versus the index, which is comprised entirely of TIPS, was detrimental to relative returns. As mentioned, TIPS accrue performance based on the U.S. Consumer Price Index, which is a non-seasonally adjusted inflation measure. During the reporting period, this accretion was strongly positive based on seasonal phenomena and a general increase in prices. For example, during the second calendar quarter alone, the annualized inflation accretion was 6.2%. The Fund held nominal U.S. Treasury bonds, non-dollar bonds, and cash in its portfolio in addition to its position in TIPS and thus underperformed.

    Second, as Fund assets grew significantly from its inception through the end of July, there was more cash in its portfolio on a day-to-day basis than would be typical. Third, the Fund's modest position in euro-denominated, two-year German government bonds detracted from its performance slightly. The value of the

--------------------------------------------------------------------------------
4   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We chose investments by evaluating duration and yield curve decisions based on quantitative analysis of inflation, interest rates, risk and relative supply and demand.(end callout quote)

    U.S. dollar did not change much over the period, and so the German bonds did not generate as much income as the TIPS that we sold to establish the international fixed income position. Finally, the negative absolute returns for the Fund were the result of a rising interest rate environment that hurt the performance of long-term fixed income assets broadly.

(line graph)
                        U.S. CONSUMER PRICE INDEX JULY 31, 1984 TO JULY 31, 2004
                                    (Year-over-year inflation)

    4.2   3.6    1.6    3.9   4.1    5    4.8   4.4   3.2    2.8   2.8    2.8   3    2.2   1.7   2.1   3.7   2.7   1.5   2.1    3
    '84   '85    '86    '87   '88   '89   '90   '91   '92    '93   '94    '95  '96   '97   '98   '99   '00   '01   '02   '03   '04

Source: Bloomberg

The U.S. Consumer Price Index is a broad measure of inflation compiled by the U.S. Bureau of Labor Statistics. Changes in prices of retail goods and services vary by region.

The chart above measures the annual rate of inflation for each 12-month period ended in July.

--------------------------------------------------------------------------------
5   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the Fund during the period?

A: As the Fund grew in assets from its inception in March through the end of July, our challenge was to invest those assets to help achieve its objective of providing shareholders with a total return that exceeds the rate of inflation over the long term. With a focus on inflation-protected debt securities issued by the U.S. Treasury, we chose investments by evaluating duration and yield curve decisions based on quantitative analysis of inflation, interest rates, risk and relative supply and demand. We also analyzed the relative value of different market sectors and maturities. We built portfolio positions in TIPS, nominal U.S. Treasury bonds, and non-dollar bonds during the first month of the Fund's operation. The only material change we made to the Fund since then was to sell its nominal U.S. Treasury bond position in April at a modest profit versus the index and to reinvest those proceeds into TIPS with the same maturity. Although we had not changed our long-term estimate of the U.S. Consumer Price Index reaching an annualized rate of about 2.5% by the end of 2004, we were concerned that strong economic data may lead to higher inflation in the near term.

Q:  How do you intend to manage the Fund in the coming months?

A: The current U.S. economic expansion appears to be self sustaining, as the measures of unused capacity in labor and capital continue to improve and inflation continues to increase. Indeed, in July 2004, consumers paid 3.0% more than they did in July 2003, as measured by the U.S. Consumer Price Index. We believe rising inflation, in turn, may prompt the Federal Reserve Board to move the targeted federal funds rate from its current 1.25% to approximately 2.00% by the end of 2004 in a series of gradual increases. Thus, the fixed income yield curve will likely flatten in the months ahead, as yields for shorter-term bonds are anticipated to increase faster than those for longer-term bonds.

    Given this view, we intend to continue to position the Fund defensively with a shorter-than-index duration. At the same time, we intend to maintain a bulleted portfolio strategy, with securities concentrated in the intermediate-term portion of the yield curve. The Fund will continue to invest only in securities rated investment grade and to focus on TIPS. We plan to maintain the Fund's 1% position in German government bonds. We believe these securities may

--------------------------------------------------------------------------------
6   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    be increasingly attractive as the global economic expansion continues, for Europe, to date, has not pursued the same degree of monetary accommodation as the U.S. Federal Reserve Board. This international fixed income position may also benefit from an appreciation of the euro versus the U.S. dollar. We believe that trade imbalances and relative asset returns currently favor the euro.

    We will continue to closely monitor inflation, interest rates, security prices, any shifts in Federal Reserve Board policy, and other economic data, striving to strategically adjust our portfolio positioning accordingly. We continue to believe that this Fund is an appropriate choice for investors who desire to protect the future purchasing power of the money they invest. Plus, the low correlation between the performance of inflation protected securities versus other types of investments makes this Fund a way to help diversify an investor's portfolio.

AXP Inflation Protected Securities Fund

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal period shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  Class A
                                       Short-term         Long-term
Fiscal period ended         Income    capital gains     capital gains    Total
July 31, 2004(1)             $0.20         $--               $--         $0.20

(1) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

--------------------------------------------------------------------------------
7   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Investments in Securities

AXP Inflation Protected Securities Fund

July 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (98.6%)
Issuer                   Coupon                  Principal         Value(a)
                          rate                    amount
Foreign government (1.1%)
Bundesobligation
  (European Monetary Unit)
  02-17-06                5.00%                    575,000(c)      $716,510

U.S. government obligations & agencies (97.5%)(b)
U.S. Treasury Inflation-Indexed Bond
  01-15-08                3.63                   8,910,000       11,413,295
  01-15-09                3.88                   2,570,000        3,312,866
  01-15-10                4.25                   9,310,000       12,017,429
  07-15-12                3.00                   8,195,000        9,363,563
  01-15-14                2.00                  11,095,000       11,381,893
  07-15-14                2.00                   1,400,000        1,403,303
  04-15-28                3.63                   8,950,000       12,675,376
  04-15-29                3.88                   2,725,000        3,968,964
Total                                                            65,536,689

Total bonds
(Cost: $66,736,917)                                             $66,253,199

Short-term security (1.2%)
Issuer                  Effective                 Amount           Value(a)
                          yield                 payable at
                                                 maturity
Commercial paper
Credit Suisse First Boston New York
  08-30-04                1.41%                   $800,000         $799,029

Total short-term security
(Cost: $799,060)                                                   $799,029

Total investments in securities
(Cost: $67,535,977)(d)                                          $67,052,228

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The principal amount disclosed represents the original face value.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) At July 31, 2004, the cost of securities for federal income tax purposes was $67,592,700 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $      --
     Unrealized depreciation                                       (540,472)
                                                                   --------
     Net unrealized depreciation                                  $(540,472)
                                                                  ---------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
8   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Inflation Protected Securities Fund

July 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $67,535,977)                                                                        $67,052,228
Cash in bank on demand deposit                                                                               57,982
Capital shares receivable                                                                                   124,363
Accrued interest receivable                                                                                 220,400
Receivable for investment securities sold                                                                 1,922,195
                                                                                                          ---------
Total assets                                                                                             69,377,168
                                                                                                         ----------
Liabilities
Dividends payable to shareholders                                                                            37,410
Payable for investment securities purchased                                                               2,113,677
Accrued investment management services fee                                                                      800
Accrued distribution fee                                                                                        701
Accrued transfer agency fee                                                                                     130
Accrued administrative services fee                                                                              91
Other accrued expenses                                                                                       21,696
                                                                                                             ------
Total liabilities                                                                                         2,174,505
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                      $67,202,663
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    68,428
Additional paid-in capital                                                                               67,620,488
Undistributed net investment income                                                                         103,752
Accumulated net realized gain (loss) (Note 6)                                                              (106,096)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                      (483,909)
                                                                                                           --------
Total -- representing net assets applicable to outstanding capital stock                                $67,202,663
                                                                                                        ===========
Net assets applicable to outstanding shares:               Class A                                      $37,586,595
                                                           Class B                                      $14,708,730
                                                           Class C                                      $ 1,766,972
                                                           Class I                                      $13,130,545
                                                           Class Y                                      $     9,821
Net asset value per share of outstanding capital stock:    Class A shares            3,826,810          $      9.82
                                                           Class B shares            1,498,151          $      9.82
                                                           Class C shares              179,976          $      9.82
                                                           Class I shares            1,336,828          $      9.82
                                                           Class Y shares                1,000          $      9.82
                                                                                         -----          -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
9   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Statement of operations
AXP Inflation Protected Securities Fund

For the period from March 4, 2004* to July 31, 2004
Investment income
Income:
Interest                                                                                                 $1,010,577
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                           66,055
Distribution fee
   Class A                                                                                                   22,326
   Class B                                                                                                   33,376
   Class C                                                                                                    3,168
Transfer agency fee                                                                                          10,261
Incremental transfer agency fee
   Class A                                                                                                      660
   Class B                                                                                                      602
   Class C                                                                                                       59
Service fee -- Class Y                                                                                            4
Administrative services fees and expenses                                                                     6,834
Compensation of board members                                                                                 1,496
Custodian fees                                                                                                6,345
Printing and postage                                                                                         11,100
Registration fees                                                                                            60,040
Audit fees                                                                                                   18,000
Other                                                                                                           495
                                                                                                                ---
Total expenses                                                                                              240,821
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (92,008)
                                                                                                            -------
                                                                                                            148,813
   Earnings credits on cash balances (Note 2)                                                                  (208)
                                                                                                               ----
Total net expenses                                                                                          148,605
                                                                                                            -------
Investment income (loss) -- net                                                                             861,972
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                          (106,096)
   Foreign currency transactions                                                                               (990)
                                                                                                               ----
Net realized gain (loss) on investments                                                                    (107,086)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                      (560,416)
                                                                                                           --------
Net gain (loss) on investments and foreign currencies                                                      (667,502)
                                                                                                           --------
Net increase (decrease) in net assets resulting from operations                                          $  194,470
                                                                                                         ==========

* When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Statement of changes in net assets
AXP Inflation Protected Securities Fund

For the period from March 4, 2004* to July 31, 2004
Operations and distributions
Investment income (loss) -- net                                                $   861,972
Net realized gain (loss) on investments                                           (107,086)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (560,416)
                                                                                  --------
Net increase (decrease) in net assets resulting from operations                    194,470
                                                                                   -------
Distributions to shareholders from:
   Net investment income
      Class A                                                                     (463,177)
      Class B                                                                     (148,138)
      Class C                                                                      (13,823)
      Class I                                                                     (136,777)
      Class Y                                                                         (207)
                                                                                      ----
Total distributions                                                               (762,122)
                                                                                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                      36,542,568
   Class B shares                                                               17,905,418
   Class C shares                                                                1,835,636
   Class I shares                                                               13,781,255
Reinvestment of distributions at net asset value
   Class A shares                                                                  319,352
   Class B shares                                                                  132,338
   Class C shares                                                                   12,168
   Class I shares                                                                  128,793
Payments for redemptions
   Class A shares                                                               (3,907,183)
   Class B shares (Note 2)                                                      (3,237,197)
   Class C shares (Note 2)                                                         (88,844)
   Class I shares                                                                 (766,706)
                                                                                  --------
Increase (decrease) in net assets from capital share transactions               62,657,598
                                                                                ----------
Total increase (decrease) in net assets                                         62,089,946
Net assets at beginning of period (Note 1)                                       5,112,717**
                                                                                 ---------
Net assets at end of period                                                    $67,202,663
                                                                               ===========
Undistributed net investment income                                            $   103,752
                                                                               -----------

 *   When shares became publicly available.

** Initial capital of $5,036,210 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $76,507 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Inflation Protected Securities Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. On Feb. 19, 2004, American Express Financial Corporation (AEFC) invested $5,036,210* in the Fund (497,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 3,621** shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on March 4, 2004.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of July 31, 2004, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 19.54% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

 * Includes $26,210 invested by AXP Portfolio Builder Series funds.

** Includes 2,621 shares purchased by AXP Portfolio Builder Series funds.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
12   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

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13   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,902 and accumulated net realized loss has been decreased by $990 resulting in a net reclassification adjustment to decrease paid-in capital by $4,892.

--------------------------------------------------------------------------------
14   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

The tax character of distributions paid for the period indicated is as follows:

                                                              For the period
                                                          from March 4, 2004*
                                                             to July 31, 2004
Class A
Distributions paid from:
      Ordinary income                                          $463,177
      Long-term capital gain                                         --
Class B
Distributions paid from:
      Ordinary income                                           148,138
      Long-term capital gain                                         --
Class C
Distributions paid from:
      Ordinary income                                            13,823
      Long-term capital gain                                         --
Class I
Distributions paid from:
      Ordinary income                                           136,777
      Long-term capital gain                                         --
Class Y
Distributions paid from:
      Ordinary income                                               207
      Long-term capital gain                                         --

* When shares became publicly available.

As of July 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $ 141,162
Accumulated long-term gain (loss)                             $ (49,373)
Unrealized appreciation (depreciation)                        $(540,632)

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

--------------------------------------------------------------------------------
15   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.44% to 0.315% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $217,323 for Class A, $1,396 for Class B and $128 for Class C for the period ended July 31, 2004.

--------------------------------------------------------------------------------
16   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

For the period ended July 31, 2004, AEFC and its affiliates waived certain fees and expenses to 0.84% for Class A, 1.62% for Class B, 1.61% for Class C, 0.59% for Class I and 0.69% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.59% for Class I and 0.69% for Class Y of the Fund's average daily net assets.

During the period ended July 31, 2004, the Fund's custodian and transfer agency fees were reduced by $208 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $66,172,502 and $3,961,868, respectively, for the period from March 4, 2004 (when shares became publicly available) to July 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from March 4, 2004* to July 31, 2004 are as follows:

                                            Class A      Class B    Class C      Class I      Class Y
Sold                                      3,694,979    1,813,208    186,853    1,398,008        --
Issued for reinvested distributions          32,574       13,499      1,242       13,140        --
Redeemed                                   (397,743)    (329,556)    (9,119)     (77,941)       --
                                          ---------    ---------    -------    ---------       ---
Net increase (decrease)                   3,329,810    1,497,151    178,976    1,333,207        --
                                          ---------    ---------    -------    ---------       ---

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the period ended July 31, 2004.

--------------------------------------------------------------------------------
17   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $49,373 as of July 31, 2004, that if not offset by capital gains will expire in 2012. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2004(b)
Net asset value, beginning of period                                $10.15
Income from investment operations:
Net investment income (loss)                                           .21
Net gains (losses) (both realized and unrealized)                     (.34)
Total from investment operations                                      (.13)
Less distributions:
Dividends from net investment income                                  (.20)
Net asset value, end of period                                      $ 9.82

Ratios/supplemental data
Net assets, end of period (in millions)                                $38
Ratio of expenses to average daily net assets(c),(e)                  .84%(d)
Ratio of net investment income (loss) to average daily net assets    5.83%(d)
Portfolio turnover rate (excluding short-term securities)              11%
Total return(f)                                                     (1.25%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.52% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
18   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2004(b)
Net asset value, beginning of period                                $10.15
Income from investment operations:
Net investment income (loss)                                           .18
Net gains (losses) (both realized and unrealized)                     (.34)
Total from investment operations                                      (.16)
Less distributions:
Dividends from net investment income                                  (.17)
Net asset value, end of period                                      $ 9.82

Ratios/supplemental data
Net assets, end of period (in millions)                                $15
Ratio of expenses to average daily net assets(c),(e)                 1.62%(d)
Ratio of net investment income (loss) to average daily net assets    5.09%(d)
Portfolio turnover rate (excluding short-term securities)              11%
Total return(f)                                                     (1.54%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.30% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
19   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2004(b)
Net asset value, beginning of period                                $10.15
Income from investment operations:
Net investment income (loss)                                           .18
Net gains (losses) (both realized and unrealized)                     (.35)
Total from investment operations                                      (.17)
Less distributions:
Dividends from net investment income                                  (.16)
Net asset value, end of period                                      $ 9.82

Ratios/supplemental data
Net assets, end of period (in millions)                                 $2
Ratio of expenses to average daily net assets(c),(e)                 1.61%(d)
Ratio of net investment income (loss) to average daily net assets    4.99%(d)
Portfolio turnover rate (excluding short-term securities)              11%
Total return(f)                                                     (1.58%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.30% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
20   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2004(b)
Net asset value, beginning of period                                $10.15
Income from investment operations:
Net investment income (loss)                                           .22
Net gains (losses) (both realized and unrealized)                     (.34)
Total from investment operations                                      (.12)
Less distributions:
Dividends from net investment income                                  (.21)
Net asset value, end of period                                      $ 9.82

Ratios/supplemental data
Net assets, end of period (in millions)                                $13
Ratio of expenses to average daily net assets(c),(e)                  .59%(d)
Ratio of net investment income (loss) to average daily net assets    6.28%(d)
Portfolio turnover rate (excluding short-term securities)              11%
Total return(f)                                                     (1.14%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.27% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
21   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2004(b)
Net asset value, beginning of period                                $10.15
Income from investment operations:
Net investment income (loss)                                           .22
Net gains (losses) (both realized and unrealized)                     (.35)
Total from investment operations                                      (.13)
Less distributions:
Dividends from net investment income                                  (.20)
Net asset value, end of period                                      $ 9.82

Ratios/supplemental data
Net assets, end of period (in millions)                                $--
Ratio of expenses to average daily net assets(c),(e)                  .69%(d)
Ratio of net investment income (loss) to average daily net assets    5.79%(d)
Portfolio turnover rate (excluding short-term securities)              11%
Total return(f)                                                     (1.19%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.37% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
22   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Inflation Protected Securities Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the period from March 4, 2004 (when shares became publicly available) to July 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Inflation Protected Securities Fund as of July 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 20, 2004

--------------------------------------------------------------------------------
23   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Inflation Protected Securities Fund
Fiscal period ended July 31, 2004

Class A

Income distributions -- taxable as dividend income:
    Qualified Dividend Income for individuals                            0.00%
    Dividends Received Deduction for corporations                        0.00%

Payable date                                                         Per share
March 26, 2004                                                        $0.03457
April 26, 2004                                                         0.04684
May 26, 2004                                                           0.03217
June 25, 2004                                                          0.03270
July 26, 2004                                                          0.05500
Total distributions                                                   $0.20128

Class B

Income distributions -- taxable as dividend income:
    Qualified Dividend Income for individuals                            0.00%
    Dividends Received Deduction for corporations                        0.00%

Payable date                                                         Per share
March 26, 2004                                                        $0.02948
April 26, 2004                                                         0.04043
May 26, 2004                                                           0.02612
June 25, 2004                                                          0.02650
July 26, 2004                                                          0.04846
Total distributions                                                   $0.17099

--------------------------------------------------------------------------------
24   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
    Qualified Dividend Income for individuals                            0.00%
    Dividends Received Deduction for corporations                        0.00%

Payable date                                                         Per share
March 26, 2004                                                        $0.02703
April 26, 2004                                                         0.03976
May 26, 2004                                                           0.02571
June 25, 2004                                                          0.02620
July 26, 2004                                                          0.04829
Total distributions                                                   $0.16699

Class I

Income distributions -- taxable as dividend income:
    Qualified Dividend Income for individuals                            0.00%
    Dividends Received Deduction for corporations                        0.00%

Payable date                                                         Per share
March 26, 2004                                                        $0.03681
April 26, 2004                                                         0.04897
May 26, 2004                                                           0.03414
June 25, 2004                                                          0.03470
July 26, 2004                                                          0.05709
Total distributions                                                   $0.21171

Class Y

Income distributions -- taxable as dividend income:
    Qualified Dividend Income for individuals                            0.00%
    Dividends Received Deduction for corporations                        0.00%

Payable date                                                         Per share
March 26, 2004                                                        $0.03575
April 26, 2004                                                         0.04814
May 26, 2004                                                           0.03330
June 25, 2004                                                          0.03395
July 26, 2004                                                          0.05617
Total distributions                                                   $0.20731

--------------------------------------------------------------------------------
25   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 87 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Arne H. Carlson                        Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                            Corporation (provides
Minneapolis, MN 55402                                            administrative services to
Age 69                                                           boards). Former Governor of
                                                                 Minnesota
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Philip J. Carroll, Jr.                 Board member since 2002   Retired Chairman and CEO, Fluor    Scottish Power PLC,
901 S. Marquette Ave.                                            Corporation (engineering and       Vulcan Materials Company,
Minneapolis, MN 55402                                            construction) since 1998           Inc. (construction
Age 66                                                                                              materials/chemicals)
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Livio D. DeSimone                      Board member since 2001   Retired Chair of the Board and     Cargill, Incorporated
0 Seventh Street East                                            Chief Executive Officer,           (commodity merchants and
Suite 3050                                                       Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                          Manufacturing (3M)                 Mills, Inc. (consumer
Age 70                                                                                              foods), Vulcan Materials
                                                                                                    Company (construction
                                                                                                    materials/chemicals),
                                                                                                    Milliken & Company
                                                                                                    (textiles and chemicals),
                                                                                                    and Nexia Biotechnologies,
                                                                                                    Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Anne P. Jones                          Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 69
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Stephen R. Lewis, Jr.*                 Board member since 2002   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.                                            of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                               systems)
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
26   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alan K. Simpson                        Board member since 1997   Former three-term United States
1201 Sunshine Ave.                                               Senator for Wyoming
Cody, WY 82414
Age 72
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alison Taunton-Rigby                   Board member since 2002   Founder and Chief Executive
901 S. Marquette Ave.                                            Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                            2004; President, Forester
Age 60                                                           Biotech since 2000; prior to
                                                                 that, President and CEO, Aquila
                                                                 Biopharmaceuticals, Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

Board Member Affiliated with AEFC**

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
William F. Truscott                    Board member since        Senior Vice President - Chief
53600 AXP Financial Center             2001, Vice President      Investment Officer of AEFC since
Minneapolis, MN 55474                  since 2002                2001. Former Chief Investment
Age 43                                                           Officer and Managing Director,
                                                                 Zurich Scudder Investments
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
27   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer since 2002      Vice President - Investment
50005 AXP Financial Center                                       Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                            Vice President - Finance,
Age 49                                                           American Express Company,
                                                                 2000-2002; Vice President -
                                                                 Corporate Controller, AEFC,
                                                                 1996-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Paula R. Meyer                         President since 2002      Senior Vice President and
596 AXP Financial Center                                         General Manager - Mutual Funds,
Minneapolis, MN 55474                                            AEFC, since 2002; Vice President
Age 50                                                           and Managing Director - American
                                                                 Express Funds, AEFC, 2000-2002;
                                                                 Vice President, AEFC, 1998-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Leslie L. Ogg                          Vice President, General   President of Board Services
901 S. Marquette Ave.                  Counsel, and Secretary    Corporation
Minneapolis, MN 55402                  since 1978
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
28   ---   AXP INFLATION PROTECTED SECURITIES FUND   ---   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    Limited Duration
            Bond
              Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2004

AXP Limited Duration Bond Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                                               3

Questions & Answers
   with Portfolio Management                                4

The Fund's Long-term Performance                            8

Investments in Securities                                  10

Financial Statements                                       16

Notes to Financial Statements                              19

Report of Independent Registered
   Public Accounting Firm                                  32

Federal Income Tax Information                             33

Fund Expenses Example                                      35

Board Members and Officers                                 37

Proxy Voting                                               39

--------------------------------------------------------------------------------
2   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Fund Snapshot AS OF JULY 31, 2004

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Jamie Jackson, CFA                6/03                       16
Scott Kirby                       6/03                       18
Tom Murphy, CFA                   6/03                       18

FUND OBJECTIVE

The Fund seeks a level of current income consistent with capital preservation.

Inception dates
A: 6/19/03      B: 6/19/03      C: 6/19/03      Y: 6/19/03

Ticker symbols
A: ALDAX        B: ALDBX        C: --           Y: --

Total net assets                                         $154.4 million

Number of holdings                                                  212

Weighted average life(1)                                      4.5 years

Effective duration(2)                                         3.4 years

Weighted average bond rating(3)                                     AAA

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT   LONG
  X                 HIGH
                    MEDIUM  QUALITY
                    LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Mortgage-backed securities 33.7%
U.S. government obligations & agencies 28.0%
Short-term securities 16.0%
Corporate bonds* 13.8%
CMBS/ABS** 7.2%
Foreign government bonds 1.3%

 * Includes 2.6% Communications, 2.5% Banks & brokers, 1.8% Utilities, 1.6% Insurance, 1.5% Consumer cyclical, 1.5% Other financial, 0.7% Capital goods, 0.6% Technology, 0.5% Energy, 0.3% Consumer non-cyclical, and 0.2% Basic industries.

**   Commercial mortgage-backed/Asset-backed securities

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                          84.9%
AA bonds                                                            1.4
A bonds                                                             4.6
BBB bonds                                                           9.1
Non-investment grade bonds                                           --

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

There are special considerations associated with investing in bond funds. Principal risks associated with the Fund include market risk, interest rate risk, credit risk and liquidity risk.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, the Fund's portfolio management team discusses AXP Limited Duration Bond Fund's positioning and results for the fiscal year ended July 31, 2004.

Q: How did AXP Limited Duration Bond Fund perform for the year ended July 31, 2004?

A: AXP Limited Duration Bond Fund's Class A shares rose 3.46%, excluding sales charge, for the 12 months ended July 31, 2004. This was less than the unmanaged Lehman Brothers Intermediate Aggregate Index, which climbed 4.24% for the period. The Fund outperformed the Lipper Short-Intermediate Investment Grade Debt Funds Index, representing the Fund's peer group, which advanced 3.23% for the same time frame.

Q:  What factors significantly affected the Fund's performance?

A: Over the course of the fiscal year, the Fund's short duration relative to its benchmark (effective duration was 3.4 years as of July 31, 2004) was a small positive factor in the Fund's results. A meaningful contributor to overall portfolio performance was the Fund's positioning along the yield curve, which reflected our view that the difference in interest rates between short- and long-term securities would flatten. During the fiscal year, we benefited from the outperformance of longer-dated U.S. Treasuries (where the Fund had a higher-than-benchmark position) versus shorter-dated securities (where we had the Fund positioned with a lower-than-index weighting).

Q:  How did the interest rate environment change during the past fiscal year?

A: Ten-year U.S. Treasury rates were volatile but ended the period close to where they began. Much of the volatility was driven by the market's analysis of statements by the Federal Open Market Committee. In August 2003, the Fed's concerns about deflation and mixed labor market indicators led it to state that its accommodative monetary policy could be maintained for "a considerable period." Rates drifted downward as most investors believed there would be no official increase in short-term rates until well into 2004. Then in January 2004, the Fed's statements about being "measured" in

    (bar graph)

                  PERFORMANCE COMPARISON
             For the year ended July 31, 2004

5%                      (bar 2)
4%         (bar 1)      +4.24%         (bar 3)
3%          +3.46%                     +3.23%
2%
1%
0%

(bar 1) AXP Limited Duration Bond Fund Class A (excluding sales charge) (bar 2) Lehman Brothers Intermediate Aggregate Index (unmanaged)
(bar 3) Lipper Short-Intermediate Investment Grade Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Questions & Answers

SEC YIELDS
                              Class A    Class B    Class C    Class Y
As of July 30, 2004*           2.70%      2.06%      2.08%      3.00%
As of June 30, 2004            2.71%      2.14%      2.13%      3.00%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures.

* The last business day of the fiscal year.

    removing its accommodative policy led the market to believe it would raise short-term rates sooner than anticipated. However, weaker-than-expected job creation from December through February caused rates to rally and the Treasury yield curve to steepen.

    Fears of an unsustainable, jobless recovery evaporated when solid job gains finally materialized in April and May. At the same time, the market began to grow increasingly uncomfortable with the nagging uptick in the pace of inflation. In response to stronger-than-expected news on both the economic and inflation fronts, the bond market sold off materially during the second calendar quarter of 2004 and the Treasury yield curve flattened.

AVERAGE ANNUAL TOTAL RETURNS
                             Class A                 Class B                    Class C                 Class Y
(Inception dates)           (6/19/03)               (6/19/03)                  (6/19/03)               (6/19/03)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)     POP(5)
as of July 31, 2004
1 year                  +3.46%     -1.45%     +2.58%       -1.42%       +2.58%       +2.58%       +3.53%     +3.53%
Since inception         +0.29%     -4.00%     -0.37%       -3.89%       -0.47%       -0.47%       +0.45%     +0.45%

as of June 30, 2004
1 year                  -0.03%     -4.78%     -0.78%       -4.69%       -0.79%       -0.79%       +0.13%     +0.13%
Since inception         -0.38%     -4.98%     -1.12%       -4.91%       -1.13%       -1.13%       -0.22%     -0.22%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> A meaningful contributor to overall portfolio performance was the Fund's positioning along the yield curve, which reflected our view that the difference in interest rates between short- and long-term securities would flatten. (end callout quote)

    On June 30, the Fed made its first move to tighten monetary policy. Treasuries closed out the period at three-month lows in yields due to a string of events including: weak economic data for June; renewed equity market weakness in July; stubbornly high oil prices; and concerns about potential terror attacks around upcoming high-profile events such as national political conventions, the Olympics, and the upcoming November U.S. general election.

Q:  What changes did you make to the Fund during the period?

A: We began the period with a higher-than-index position in mortgages, investment grade credit and commercial mortgage-backed securities (CMBS). We ended the period with a neutral position on investment grade credit versus our indices, with a lower than index position in mortgages and a higher-than-index position in commercial mortgage-backed securities.

    We were essentially sellers into strength in investment grade credit throughout the period, as credit quality compressed to the point where we found not enough compensation for potential event risk. However we maintained higher than index weightings in our favorite relative value and positive fundamental credit improvement stories.

    While investment grade credit did generate positive performance versus like duration U.S. Treasuries in eight of the 12 months in the reporting period, it recorded zero or negative excess returns in four of the last six months. The market struggled to interpret signals from the equity markets, the economic data and the raft of Fed commentary about inflation, the pace of the expansion and the Fed's likely approach to removing policy accommodation going forward.

    We view AAA-rated commercial mortgage-backed securities as an excellent substitute for higher quality credit and agency securities, and have positioned the Fund accordingly. This has been a positive contributor to performance as the CMBS market has digested a large new issue supply calendar.

    Mortgages generated positive returns over the period as investors took advantage of the steepness of the yield curve and long stretches of low levels of market volatility. As in credit, we maintained a focus to sell into strength throughout the period in mortgages, since mortgage valuations remain expensive by historical standards and we believe they are vulnerable to underperformance if/when volatility picks up.

    The Fund's global bond position (long the euro/short the dollar) had a small positive impact on portfolio performance over the course of the reporting period and we maintain those positions given our expectation of a longer term secular decline in the dollar given the U.S. current account deficit.

--------------------------------------------------------------------------------
6   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    We maintained our short duration and curve flattening stance.

    We constantly re-evaluate all of our positions to make sure we have the best risk/reward opportunities in the Fund across sectors, with an eye toward having a higher than index position in securities that may offer us the highest likelihood of outperforming the Fund's benchmark.

Q:  Did portfolio turnover affect the Fund this past year?

A: Our portfolio turnover was higher than a year earlier and added value to the portfolio. A significant portion of the Fund's more than 300% turnover rate this past fiscal year was the result of "roll" transactions in liquid derivatives and U.S. Treasury notes. In the derivative securities, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. For U.S. Treasury notes, existing holdings are sold and newly minted securities with better liquidity are purchased. These transactions affect the Fund's turnover rate, but do not change the risk exposure or result in material transaction costs.

Q:  How do you plan to manage the Fund in the coming months?

A: Though recent economic data appears to have moderated a bit from the dramatic rebound early in April and May, we are of the view that the economic expansion continues at an above-trend pace. We view the recent weakness as transitory but continue to re-evaluate our view with each new data point. While interest rates have declined from their period highs of May and June, we believe rates will move still higher over the remainder of the year. In particular, we believe the improvement in economic conditions and the meaningful uptick in inflation so far this year present risks to the Fed's ability and willingness to remain measured in its tightening plan. Our outlook calls for persistent monetary tightening moves by the Fed through 2005. In managing the Fund, we continue to emphasize capital preservation strategies designed to benefit from a rising rate environment.

    In the corporate and mortgage sectors, we have a lower-than-index position. From a relative value perspective, yield spreads over U.S. Treasuries generally continue to look unattractive on a historical basis, and look even less compelling given the liquidity risks surrounding the commencement of the Fed's tightening regime. In corporates, we remain highly selective with a modestly lower-than-index position. In mortgages, we have expressed our negative view via a significantly lower-than-index position to lower coupon mortgages, which we believe will underperform as the sector re-prices to a higher, flatter yield curve. Commercial mortgage backed securities are a meaningful portion of the portfolio (versus their index weighting) as a substitute for high quality corporate and government agency securities.

    As always, we maintain a disciplined focus on individual security selection in concert with our qualitative and quantitative partners in research.

--------------------------------------------------------------------------------
7   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Limited Duration Bond Fund Class A shares (from 7/1/03 to 7/31/04) as compared to the performance of two widely cited performance indices, the Lehman Brothers Intermediate Aggregate Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                Class A
                                     Short-term         Long-term
Fiscal year ended         Income    capital gains     capital gains      Total
July 31, 2004              $0.22        $--               $--            $0.22
July 31, 2003(1)            0.01         --                --             0.01

(1) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

--------------------------------------------------------------------------------
8   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

(line graph)

              VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP LIMITED DURATION BOND FUND

AXP Limited Duration Bond Fund Class A
  (includes sales charge)                       $ 9,525      $9,245      $9,400    $ 9,554     $ 9,497     $ 9,555
Lehman Brothers Intermediate
  Aggregate Index(1)                            $10,000      $9,759      $9,948    $10,126     $10,067     $10,172
Lipper Short-Intermediate Investment
  Grade Debt Funds Index(2)                     $10,000      $9,775      $9,930    $10,073     $10,037     $10,091
                                                 7/1/03       7/03        10/03      1/04        4/04        7/04

COMPARATIVE RESULTS

Results as of July 31, 2004                                                                             Since
                                                                                1 year               inception(3)
AXP Limited Duration Bond Fund (includes sales charge)
Class A    Cumulative value of $10,000                                           $9,855                $9,555
           Average annual total return                                            -1.45%                -4.00%

Lehman Brothers Intermediate Aggregate Index(1)
           Cumulative value of $10,000                                          $10,424               $10,172
           Average annual total return                                            +4.24%                +1.60%

Lipper Short-Intermediate Investment Grade Debt Funds Index(2)
           Cumulative value of $10,000                                          $10,323               $10,091
           Average annual total return                                            +3.23%                +0.84%

Results for other share classes can be found on page 5.

(1) When available, the Fund intends to compare its performance to the Lehman Brothers Intermediate Aggregate Index, an unmanaged index of intermediate duration fixed-income securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The index is generally considered representative of the markets in which the Fund invests. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Fund also intends to compare its performance to the Lipper Short-Intermediate Investment Grade Debt Funds Index, an index published by Lipper Inc. that includes the 30 largest funds that are generally similar to the fund, although some funds in the index may have somewhat different investment policies or objectives.

(3)  Fund data is from June 19, 2003. Index data is from July 1, 2003.

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9   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Investments in Securities

AXP Limited Duration Bond Fund

July 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (93.0%)
Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Foreign government (1.4%)
Bundesobligation
  (European Monetary Unit)
     02-17-06             5.00%                  1,325,000(c)    $1,651,089
United Mexican States
  (U.S. Dollar)
     03-03-15             6.63                     510,000(c)       518,160
Total                                                             2,169,249

U.S. government obligations & agencies (31.0%)
Federal Home Loan Bank
     09-15-06             2.88                   3,000,000        2,991,990
Federal Home Loan Mtge Corp
     08-15-06             2.75                   2,500,000        2,490,603
     03-15-07             4.88                     700,000          728,606
     07-15-13             4.50                   2,435,000        2,365,286
Federal Natl Mtge Assn
     02-15-05             7.13                     925,000          949,776
     05-15-08             6.00                     900,000          971,371
     02-15-09             3.25                   1,155,000        1,120,618
U.S. Treasury
     01-31-05             1.63                   4,000,000        3,998,592
     02-28-05             1.50                  11,500,000       11,483,830
     05-31-05             1.25                   7,230,000        7,188,211
     08-31-05             2.00                   1,585,000        1,582,833
     11-15-05             5.75                   5,000,000        5,218,945
     11-15-06             2.63                      90,000           89,610
     02-15-07             2.25                     880,000          865,666
     05-15-07             3.13                      15,000           15,047
     07-15-09             3.63                     786,000          783,666
     05-15-14             4.75                     479,000          489,272
     08-15-23             6.25                     818,000          917,502
     02-15-26             6.00                   3,235,000        3,531,837
Total                                                            47,783,261

Commercial mortgage-backed/
Asset-backed securities (8.0%)(f)
Aesop Funding II LLC
  Series 2002-1A Cl A1
     10-20-06             3.85                     200,000(d)       202,843
  Series 2003-3A Cl A3
     07-20-09             3.72                     200,000(d)       197,319
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA)
     02-12-09             3.55                     100,000(i)       100,677
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
     01-25-34             6.00                     277,348          280,383
Bank of America Mtge Securities
  Series 2004-F Cl B1
     07-25-34             4.17                     249,826(e)       241,911
Bear Stearns
  Commercial Mtge Securities
  Series 2004-PWR3 Cl A2
     02-11-41             3.87                     500,000          487,135
Centex Home Equity
  Series 2004-A Cl AF3
     04-25-28             3.26                     100,000           98,992
Commercial Mtge Pass-Through Certificates
  Series 2004-LB3A Cl A2
     07-10-37             4.71                     600,000          608,172
  Series 2004-LB3A Cl A5
     07-10-37             5.28                     360,000          365,864
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
     01-15-37             3.52                     750,000          731,101
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
     03-10-40             4.12                     200,000          196,128
  Series 2004-C2 Cl A4
     03-10-40             4.89                     200,000          195,613
  Series 2004-C3 Cl A2
     07-10-39             4.43                     360,000          359,761
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A7
     06-10-36             5.32                     400,000          404,080
GS Mtge Securities
  Series 2004-GG2 Cl A6
     08-10-38             5.40                     505,000(h)       507,504
J.P. Morgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A1
     07-12-37             4.39                     566,379          565,518

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Commercial mortgage-backed/
Asset-backed securities (cont.)
J.P. Morgan Chase Commercial Mtge Securities (cont.)
  Series 2004-C2 Cl A3
     05-15-41             5.22%                   $200,000         $201,215
  Series 2004-PNC1 Cl A2
     06-12-41             4.55                     300,000          303,477
  Series 2004-PNC1 Cl A4
     06-12-41             5.38                     360,000          366,185
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
     09-15-26             4.56                     250,000          248,088
  Series 2002-C4 Cl A5
     09-15-31             4.85                     500,000          495,452
  Series 2003-C8 Cl A2
     11-15-27             4.21                     350,000          348,383
  Series 2003-C8 Cl A4
     11-15-32             5.12                     350,000          349,453
  Series 2004-C2 Cl A2
     03-15-29             3.25                     190,000          182,240
  Series 2004-C2 Cl A4
     03-15-36             4.37                     300,000          282,398
  Series 2004-C4 Cl A2
     06-15-29             4.57                     500,000          506,101
  Series 2004-C4 Cl A4
     06-15-29             5.14                     400,000          405,376
Merrill Lynch Mtge Trust
  Series 2003-KEY1 Cl A4
     11-12-35             5.24                     200,000          201,213
Morgan Stanley Capital I
  Series 2004-IQ7 Cl A4
     06-15-38             5.57                     305,000          310,700
  Series 2004-T13 Cl A2
     09-13-45             3.94                     200,000          194,548
Residential Asset Securities
  Series 2002-KS1 Cl AI4
     11-25-29             5.86                     200,000          202,594
Structured Asset Securities
  Series 2003-33H Cl 1A1
     10-25-33             5.50                   1,115,367        1,103,501
Washington Mutual
  Series 2004-CB2 Cl 6A
     07-25-19             4.50                     223,929          216,595
WFS Financial Owner Trust
  Series 2002-2 Cl A4 (FSA)
     02-20-10             4.50                     600,000(i)       612,475
  Series 2004-3 Cl A3
     03-17-09             3.30                     250,000(h)       249,989
Total                                                            12,322,984

Mortgage-backed securities (37.3%)(f)
Countrywide Home Loan
  Series 2004-12 Cl 1M
     08-25-34             4.69                     174,983(e)       167,642
  Series 2004-J6 Cl 3A1
     08-25-19             5.00                     775,000(e,h)     773,305
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
     06-25-34             4.46                     174,804(e)       170,870
Federal Home Loan Mtge Corp
     12-01-13             6.00                     430,604          450,911
     02-01-18             5.50                     244,132          251,124
     05-01-18             5.50                     718,361          742,057
     06-01-18             4.50                     232,049          228,771
     10-01-18             5.00                     921,011          929,551
     10-01-23             5.50                     469,725          478,611
     10-01-32             6.00                     570,110          586,890
     03-01-33             6.00                     663,240          681,732
     07-01-33             6.00                     276,568          285,562
     08-01-33             6.50                     373,833          390,912
     09-01-33             4.56                     277,599(e)       277,557
     09-01-33             5.00                     947,205          925,629
     09-01-33             6.00                     359,617          369,920
     12-01-33             5.00                     476,714          465,855
  Collateralized Mtge Obligation
     08-15-16             5.00                     400,000          398,792
     02-15-27             5.00                     200,000          202,663
     11-15-28             4.50                     193,414          192,093
     02-15-33             5.50                     226,224          232,898
     07-25-43             7.00                     235,402          250,924
  Interest Only
     10-15-22            14.50                     471,645(g)        45,010
Federal Natl Mtge Assn
     03-01-09             5.86                     470,467          501,220
     10-01-10             4.85                     495,441          503,833
     10-01-13             5.11                     495,419          501,974
     01-01-14             4.84                     397,487          393,235
     09-01-14             7.00                   1,061,656        1,126,206
     08-01-15             5.50                     533,307          550,641
     06-01-17             6.00                     520,448          543,795
     07-01-17             6.50                     580,572          614,197
     09-01-17             6.00                     290,502          303,534
     02-01-18             5.50                     416,394          429,099
     05-01-18             6.00                     750,000          785,625
     06-01-18             5.00                   1,952,565        1,977,624
     08-01-18             4.50                     272,194          268,547
     10-01-18             4.50                   1,055,511        1,040,174
     01-01-19             6.00                   1,116,061        1,166,139
     01-01-19             6.50                     737,951          780,580

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
     02-01-19             5.00%                   $582,213         $587,307
     08-01-19             4.50                     700,000(h)       688,407
     08-01-19             5.00                     475,000(h)       478,414
     08-01-19             5.50                   1,300,000(h)     1,334,938
     07-01-23             5.00                     183,567          182,444
     08-01-23             5.50                     280,999          285,682
     09-01-23             5.50                     520,232          529,594
     10-01-23             5.50                     667,704          678,693
     12-01-23             5.50                     983,680        1,001,382
     07-01-28             5.50                     215,801          217,822
     09-01-28             7.50                     264,790          284,524
     12-01-28             5.50                     355,461          358,790
     12-01-28             6.00                     401,178          413,884
     02-01-29             5.50                     475,853          479,846
     04-01-29             6.50                     270,465          283,812
     02-01-31             7.50                     200,583          214,839
     05-01-31             6.50                     237,527          248,180
     09-01-31             7.00                     245,228          261,774
     09-01-31             7.50                     838,385          897,973
     07-01-32             6.50                     178,227          186,832
     08-01-32             6.50                     512,529          535,994
     10-01-32             6.00                     272,486          280,032
     10-01-32             6.50                     483,587          505,285
     11-01-32             6.50                     264,243          276,087
     01-01-33             5.50                   1,479,900(h)     1,488,540
     02-01-33             6.00                   1,024,768        1,052,477
     03-01-33             5.50                     740,604          745,853
     04-01-33             5.50                     739,738          744,687
     05-01-33             5.50                   2,380,262        2,395,295
     05-01-33             6.00                     773,818          794,507
     05-01-33             6.50                     219,454          229,301
     05-01-33             7.00                   1,284,610        1,357,807
     06-01-33             5.50                     448,924          452,031
     06-01-33             6.00                     417,953          429,128
     07-01-33             4.85                     375,000(e)       373,477
     07-01-33             5.50                     173,446          174,298
     10-01-33             6.00                     280,255          288,359
     01-01-34             4.78                     234,770(e)       240,963
     04-01-34             5.00                     940,184          918,936
     05-01-34             6.50                   1,197,343        1,250,382
     07-01-34             4.17                     374,954(e)       372,905
     08-01-34             4.53                     350,000(e)       348,031
     08-01-34             5.50                   1,650,000(h)     1,654,124
     08-01-34             6.00                   2,425,000(h)     2,487,140
     08-01-34             6.50                   1,480,000(h)     1,544,287
  Collateralized Mtge Obligation
     05-25-16             4.00                     500,000          495,382
     07-25-26             5.50                     500,000          515,617
     12-25-26             8.00                     164,201          178,015
     02-25-44             7.00                   1,102,913        1,164,616
     06-25-44             7.50                     291,268          313,856
Govt Natl Mtge Assn
     06-15-32             7.50                     193,903          208,560
     05-15-33             6.00                     165,454          170,404
     10-15-33             5.50                     463,899          467,687
     03-20-34             6.50                     168,906          175,757
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
     07-25-34             4.47                     224,752(e)       221,994
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
     05-25-34             6.00                     375,278          379,527
  Series 2004-7 Cl 8A1
     08-25-19             5.00                     300,000          299,625
  Series 2004-8 Cl 7A1
     08-25-19             5.00                     425,000(h)       424,469
Morgan Stanley Mtge Loan Trust
  Series 2004-3 Cl 4A
     04-25-34             5.73                     781,095(h)       802,918
Structured Adjustable Rate Mtge Loan
     05-25-34             4.64                     199,881(e)       196,937
Total                                                            57,556,129

Automotive & related (0.2%)
DaimlerChrysler NA Holding
     11-15-13             6.50                     330,000          344,471

Banks and savings & loans (2.7%)
Banknorth Group
  Sr Nts
     05-01-08             3.75                      80,000           78,759
US Bank NA Minnesota
     08-01-11             6.38                     500,000          544,703
Wachovia
  Sub Nts
     08-01-14             5.25                     405,000          399,726
Washington Mutual Bank FA
  Sub Nts
     06-15-11             6.88                     975,000        1,077,357
     08-15-14             5.65                     250,000(h)       249,637

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Banks and savings & loans (cont.)
Wells Fargo Bank NA
  Sub Nts
     02-01-11             6.45%                 $1,660,000       $1,820,200
Total                                                             4,170,382

Broker dealers (0.1%)
J.P. Morgan Chase
  Sub Nts
     03-15-14             4.88                     190,000          181,779

Cable (0.8%)
Comcast
     03-15-11             5.50                   1,240,000        1,264,788

Energy (0.2%)
Pemex Project Funding Master Trust
     12-15-14             7.38                     290,000          304,500

Energy equipment & services (0.4%)
Halliburton
     10-15-10             5.50                     590,000          601,356

Finance companies (1.0%)
Ford Motor Credit
     10-01-13             7.00                     365,000          371,147
GMAC
     09-15-11             6.88                     780,000          800,721
Household Finance
     10-15-11             6.38                     375,000          404,190
Total                                                             1,576,058

Financial services (0.4%)
Capital One Bank
  Sr Nts
     02-01-06             6.88                      25,000           26,366
Pricoa Global Funding I
     06-15-08             4.35                     620,000(d)       625,450
Total                                                               651,816

Food (0.2%)
Kraft Foods
     10-01-13             5.25                     330,000          326,670

Health care services (0.1%)
Cardinal Health
     06-15-15             4.00                     120,000          100,442

Insurance (1.7%)
ASIF Global Financing
     11-26-07             3.85                   1,085,000(d)     1,086,210
     01-17-13             4.90                   1,635,000(d)     1,613,990
Total                                                             2,700,200

Leisure time & entertainment (1.1%)
Time Warner
     05-01-12             6.88                     590,000          643,004
Viacom
     05-15-11             6.63                   1,005,000        1,097,424
Total                                                             1,740,428

Multi-industry (0.7%)
Tyco Intl Group
  (U.S. Dollar)
     02-15-11             6.75                     680,000(c)       745,624
     10-15-11             6.38                     370,000(c)       397,584
Total                                                             1,143,208

Paper & packaging (0.2%)
Domtar
  (U.S. Dollar)
     12-01-13             5.38                     335,000(c)       320,735

Real estate investment trust (0.2%)
Archstone-Smith OPR Trust
     08-15-14             5.63                     330,000(h)       329,008

Retail -- general (0.4%)
May Department Stores
     07-15-14             5.75                     540,000(d)       542,001

Telecom equipment & services (0.7%)
Sprint Capital
     11-15-08             6.13                      75,000           79,449
     03-15-12             8.38                     535,000          626,825
Telus
  (U.S. Dollar)
     06-01-07             7.50                      87,500(c)        95,509
     06-01-11             8.00                     195,000(c)       222,693
Total                                                             1,024,476

Utilities -- electric (1.8%)
Columbus Southern Power
  Sr Nts Series C
     03-01-13             5.50                      25,000           25,416
Consumers Energy
  1st Mtge Series C
     04-15-08             4.25                     145,000          144,791

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Issuer                   Coupon                   Principal        Value(a)
                          rate                     amount

Utilities -- electric (cont.)
Dayton Power & Light
  1st Mtge
     10-01-13             5.13%                   $165,000(d)      $159,677
Duke Energy
     01-15-12             6.25                     180,000          190,675
  1st Mtge
     03-05-08             3.75                     155,000          154,160
     04-01-10             4.50                     290,000          286,706
  Sr Nts
     11-30-12             5.63                     415,000          422,104
Duquesne Light
  1st Mtge Series Q
     05-15-14             5.70                      50,000           51,202
Florida Power
  1st Mtge
     03-01-13             4.80                     555,000          542,450
Metropolitan Edison
     03-15-13             4.95                     440,000          427,186
  1st Mtge
     04-01-14             4.88                     140,000(d)       133,744
Tampa Electric
     06-15-12             6.88                     125,000          136,877
     08-15-12             6.38                     120,000          127,572
Total                                                             2,802,560

Utilities -- natural gas (0.2%)
Consolidated Natural Gas
     12-01-13             6.63                     275,000          299,905
  Sr Nts
     04-15-11             6.85                      20,000           22,108
Total                                                               322,013

Utilities -- telephone (2.1%)
Deutsche Telekom Intl Finance
  (U.S. Dollar)
     07-22-13             5.25                     515,000(c)       508,887
France Telecom
  (U.S. Dollar)
     03-01-11             8.75                      50,000(c,j)      58,338
Telecom Italia Capital
  (U.S. Dollar)
     11-15-13             5.25                     730,000(c,d)     717,017
Verizon Pennsylvania
  Series A
     11-15-11             5.65                   1,895,000        1,947,283
Total                                                             3,231,525

Total bonds
(Cost: $144,111,363)                                           $143,510,039

Short-term securities (17.7%)
Issuer                  Effective                  Amount          Value(a)
                          yield                  payable at
                                                  maturity

U.S. government agencies (7.7%)
Federal Home Loan Mtge Corp Disc Nts
     08-17-04             1.20%                 $3,900,000       $3,897,661
     08-20-04             1.21                   4,000,000        3,997,177
     08-23-04             1.26                   3,900,000        3,896,727
Total                                                            11,791,565

Commercial paper (10.0%)
Barton Capital
     08-12-04             1.31                   5,000,000        4,997,635
Citigroup
     08-02-04             1.33                   6,300,000        6,299,302
Gannett
     08-12-04             1.25                   2,000,000        1,999,097
Scaldis Capital LLC
     08-18-04             1.29                   2,200,000(b)     2,198,504
Total                                                            15,494,538

Total short-term securities
(Cost: $27,287,226)                                             $27,286,103

Total investments in securities
(Cost: $171,398,589)(k)                                        $170,796,142

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2004, the value of these securities amounted to $2,198,504 or 1.4% of net assets.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of July 31, 2004, the value of foreign securities represented 3.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2004, the value of these securities amounted to $5,278,251or 3.4% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2004.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of July 31, 2004.

(h) At July 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $12,995,476.

(i) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     FSA -- Financial Security Assurance

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2004.

(k) At July 31, 2004, the cost of securities for federal income tax purposes was $171,441,912 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $   366,342
     Unrealized depreciation                                       (1,012,112)
                                                                   ----------
     Net unrealized depreciation                                  $  (645,770)
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
15   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Limited Duration Bond Fund

July 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $171,398,589)                                                                      $170,796,142
Cash in bank on demand deposit                                                                               33,834
Capital shares receivable                                                                                   200,591
Accrued interest receivable                                                                               1,113,608
Receivable for investment securities sold                                                                 5,028,200
                                                                                                          ---------
Total assets                                                                                            177,172,375
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                            42,454
Capital shares payable                                                                                       33,644
Payable for investment securities purchased                                                               9,669,476
Payable for securities purchased on a forward-commitment basis (Note 1)                                  12,995,476
Accrued investment management services fee                                                                    2,265
Accrued distribution fee                                                                                      1,345
Accrued transfer agency fee                                                                                     190
Accrued administrative services fee                                                                             210
Other accrued expenses                                                                                       59,639
                                                                                                             ------
Total liabilities                                                                                        22,804,699
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $154,367,676
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     158,241
Additional paid-in capital                                                                              155,507,597
Undistributed net investment income                                                                          52,852
Accumulated net realized gain (loss) (Note 6)                                                              (748,229)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                      (602,785)
                                                                                                           --------
Total -- representing net assets applicable to outstanding capital stock                               $154,367,676
                                                                                                       ============
Net assets applicable to outstanding shares:                 Class A                                   $103,318,548
                                                             Class B                                   $ 21,460,044
                                                             Class C                                   $  2,094,579
                                                             Class I                                   $ 27,479,728
                                                             Class Y                                   $     14,777
Net asset value per share of outstanding capital stock:      Class A shares          10,591,328        $       9.76
                                                             Class B shares           2,199,616        $       9.76
                                                             Class C shares             214,772        $       9.75
                                                             Class I shares           2,816,889        $       9.76
                                                             Class Y shares               1,515        $       9.75
                                                                                          -----        ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Statement of operations
AXP Limited Duration Bond Fund

Year ended July 31, 2004
Investment income
Income:
Interest                                                                        $3,478,913
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                                 571,688
Distribution fee
   Class A                                                                         203,574
   Class B                                                                         175,450
   Class C                                                                          18,621
Transfer agency fee                                                                 52,386
Incremental transfer agency fee
   Class A                                                                           3,332
   Class B                                                                           3,087
   Class C                                                                             334
Service fee -- Class Y                                                                  15
Administrative services fees and expenses                                           53,771
Compensation of board members                                                        5,230
Custodian fees                                                                      42,540
Printing and postage                                                                34,136
Registration fees                                                                   41,657
Audit fees                                                                          18,000
Other                                                                                  356
                                                                                       ---
Total expenses                                                                   1,224,177
   Expenses waived/reimbursed by AEFC (Note 2)                                     (79,365)
                                                                                   -------
                                                                                 1,144,812
   Earnings credits on cash balances (Note 2)                                       (1,223)
                                                                                    ------
Total net expenses                                                               1,143,589
                                                                                 ---------
Investment income (loss) -- net                                                  2,335,324
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 (553,878)
   Foreign currency transactions                                                    (4,407)
   Futures contracts                                                                41,731
                                                                                    ------
Net realized gain (loss) on investments                                           (516,554)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            1,161,526
                                                                                 ---------
Net gain (loss) on investments and foreign currencies                              644,972
                                                                                   -------
Net increase (decrease) in net assets resulting from operations                 $2,980,296
                                                                                ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Limited Duration Bond Fund
                                                                                                    For the period from
                                                                                    July 31, 2004     June 19, 2003* to
                                                                                      Year ended        July 31, 2003
Operations and distributions
Investment income (loss) -- net                                                     $  2,335,324        $    89,258
Net realized gain (loss) on investments                                                 (516,554)          (235,008)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  1,161,526         (1,575,486)
                                                                                       ---------         ----------
Net increase (decrease) in net assets resulting from operations                        2,980,296         (1,721,236)
                                                                                       ---------         ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (1,871,509)           (90,576)
      Class B                                                                           (271,245)            (3,599)
      Class C                                                                            (28,681)              (483)
      Class I                                                                           (136,920)                --
      Class Y                                                                               (360)               (27)
                                                                                      ----------            -------
Total distributions                                                                   (2,308,715)           (94,685)
                                                                                      ----------            -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            59,053,965          6,756,427
   Class B shares                                                                     26,138,304          6,662,790
   Class C shares                                                                      1,796,608            869,686
   Class I shares                                                                     34,183,056                 --
   Class Y shares                                                                             --              5,000
Reinvestment of distributions at net asset value
   Class A shares                                                                        589,533             73,630
   Class B shares                                                                        255,346              1,717
   Class C shares                                                                         25,667                222
   Class I shares                                                                        128,278                 --
   Class Y shares                                                                            106                 22
Payments for redemptions
   Class A shares                                                                    (11,653,550)          (163,097)
   Class B shares (Note 2)                                                           (11,340,649)          (233,587)
   Class C shares (Note 2)                                                              (598,605)              (302)
   Class I shares                                                                     (6,848,952)                --
                                                                                      ----------            -------
Increase (decrease) in net assets from capital share transactions                     91,729,107         13,972,508
                                                                                      ----------         ----------
Total increase (decrease) in net assets                                               92,400,688         12,156,587
Net assets at beginning of year (Note 1)                                              61,966,988         49,810,401**
                                                                                      ----------         ----------
Net assets at end of year                                                           $154,367,676        $61,966,988
                                                                                    ============        ===========
Undistributed net investment income                                                 $     52,852        $    13,406
                                                                                    ------------        -----------

 *   When shares became publicly available.

** Initial capital of $50,000,000 was contributed on June 12, 2003. The Fund had a decrease in net assets resulting from operations of $189,599 during the period from June 12, 2003 to June 19, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Limited Duration Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in short- (0 to 3 years) to intermediate-term (4 to 10 years) investment grade securities, including securities issued by the U.S. government, corporate securities and mortgage- and asset-backed securities. On June 12, 2003, IDS Life Insurance Company (IDS Life), a wholly-owned subsidiary of American Express Financial Corporation (AEFC) invested $50,000,000 in the Fund (4,997,000 shares for Class A, 1,000 shares for Class B, Class C and Class Y, respectively), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on June 19, 2003. As of July 31, 2004, IDS Life owned approximately 32% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of July 31, 2004, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 17.80% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
19   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
20   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of July 31, 2004, the Fund has entered into outstanding when-issued securities of $10,719,735 and other forward-commitments of $2,275,741.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Forward sale commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

--------------------------------------------------------------------------------
21   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities." As of July 31, 2004, the Fund has no outstanding forward sale commitments.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $12,837 and accumulated net realized loss has been decreased by $4,407 resulting in a net reclassification adjustment to decrease paid-in capital by $17,244.

--------------------------------------------------------------------------------
22   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

                                                         For the period from
                                       July 31, 2004     June 19, 2003* to
                                        Year ended          July 31, 2003
Class A
Distributions paid from:
      Ordinary income                     $1,871,509             $90,576
      Long-term capital gain                      --                  --
Class B
Distributions paid from:
      Ordinary income                        271,245               3,599
      Long-term capital gain                      --                  --
Class C
Distributions paid from:
      Ordinary income                         28,681                 483
      Long-term capital gain                      --                  --
Class I**
Distributions paid from:
      Ordinary income                        136,920                 N/A
      Long-term capital gain                      --                 N/A
Class Y
Distributions paid from:
      Ordinary income                            360                  27
      Long-term capital gain                      --                  --

 * When shares became publicly available.

** Inception date was March 4, 2004.

As of July 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $  99,272
Accumulated long-term gain (loss)                              $(704,906)
Unrealized appreciation (depreciation)                         $(650,074)

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
23   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.54% to 0.415% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
24   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $399,774 for Class A, $22,173 for Class B and $1,657 for Class C for the year ended July 31, 2004.

For the year ended July 31, 2004, AEFC and its affiliates waived certain fees and expenses to 0.96% for Class A, 1.71% for Class B, 1.72% for Class C, 0.64% for Class I and 0.80% for Class Y. Under this agreement which was effective until May 31, 2004, net expenses would not exceed 0.99% for Class A, 1.75% for Class B, 1.75% for Class C, 0.72% for Class I and 0.83% for Class Y of the Fund's average daily net assets. Beginning June 1, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, net expenses will not exceed 0.945% for Class A, 1.705% for Class B, 1.705% for Class C, 0.715% for Class I and 0.785% for Class Y of the Fund's average daily net assets. Beginning Aug. 1, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 0.945% for Class A, 1.705% for Class B, 1.705% for Class C, 0.675% for Class I and 0.775% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2004, the Fund's custodian and transfer agency fees were reduced by $1,223 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $387,980,735 and $302,319,003, respectively, for the year ended July 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                Year ended July 31, 2004
                                              Class A      Class B       Class C     Class I*     Class Y
Sold                                        6,050,270    2,678,048       184,130    3,506,130          --
Issued for reinvested distributions            60,254       26,092         2,622       13,192          11
Redeemed                                   (1,192,628)  (1,158,638)      (61,177)    (702,433)         --
                                           ----------   ----------       -------     --------         ---
Net increase (decrease)                     4,917,896    1,545,502       125,575    2,816,889          11
                                           ----------   ----------       -------     --------         ---
* Inception date was March 4, 2004.

                                                            June 19, 2003** to July 31, 2003
                                              Class A      Class B       Class C      Class I     Class Y
Sold                                          685,536      676,850        88,205          N/A         502
Issued for reinvested distributions             7,529          176            23          N/A           2
Redeemed                                      (16,633)     (23,912)          (31)         N/A          --
                                           ----------   ----------       -------     --------         ---
Net increase (decrease)                       676,432      653,114        88,197          N/A         504
                                           ----------   ----------       -------     --------         ---

** When shares became publicly available.

--------------------------------------------------------------------------------
25   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2004.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $704,906 as of July 31, 2004, that if not offset by capital gains will expire as follows:

                             2011           2012          2013
                           $193,689       $337,559      $173,658

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003(b)
Net asset value, beginning of period                                          $9.65            $9.96
Income from investment operations:
Net investment income (loss)                                                    .22              .01
Net gains (losses) (both realized and unrealized)                               .11             (.31)
Total from investment operations                                                .33             (.30)
Less distributions:
Dividends from net investment income                                           (.22)            (.01)
Net asset value, end of period                                                $9.76            $9.65

Ratios/supplemental data
Net assets, end of period (in millions)                                        $103              $55
Ratio of expenses to average daily net assets(c),(e)                           .96%             .96%(d)
Ratio of net investment income (loss) to average daily net assets             2.31%            1.39%(d)
Portfolio turnover rate (excluding short-term securities)                      317%              36%
Total return(f)                                                               3.46%           (2.94%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.03% and 2.40% for the periods ended July 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003(b)
Net asset value, beginning of period                                          $9.66            $9.96
Income from investment operations:
Net investment income (loss)                                                    .15              .01
Net gains (losses) (both realized and unrealized)                               .10             (.30)
Total from investment operations                                                .25             (.29)
Less distributions:
Dividends from net investment income                                           (.15)            (.01)
Net asset value, end of period                                                $9.76            $9.66

Ratios/supplemental data
Net assets, end of period (in millions)                                         $21               $6
Ratio of expenses to average daily net assets(c),(e)                          1.71%            1.74%(d)
Ratio of net investment income (loss) to average daily net assets             1.57%            1.02%(d)
Portfolio turnover rate (excluding short-term securities)                      317%              36%
Total return(f)                                                               2.58%           (2.91%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.78% and 3.16% for the periods ended July 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003(b)
Net asset value, beginning of period                                          $9.65            $9.96
Income from investment operations:
Net investment income (loss)                                                    .15              .01
Net gains (losses) (both realized and unrealized)                               .10             (.31)
Total from investment operations                                                .25             (.30)
Less distributions:
Dividends from net investment income                                           (.15)            (.01)
Net asset value, end of period                                                $9.75            $9.65

Ratios/supplemental data
Net assets, end of period (in millions)                                          $2               $1
Ratio of expenses to average daily net assets(c),(e)                          1.72%            1.72%(d)
Ratio of net investment income (loss) to average daily net assets             1.56%             .85%(d)
Portfolio turnover rate (excluding short-term securities)                      317%              36%
Total return(f)                                                               2.58%           (3.02%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.79% and 3.16% for the periods ended July 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2004(b)
Net asset value, beginning of period                                   $9.90
Income from investment operations:
Net investment income (loss)                                             .11
Net gains (losses) (both realized and unrealized)                       (.14)
Total from investment operations                                        (.03)
Less distributions:
Dividends from net investment income                                    (.11)
Net asset value, end of period                                         $9.76

Ratios/supplemental data
Net assets, end of period (in millions)                                  $27
Ratio of expenses to average daily net assets(c),(e)                    .64%(d)
Ratio of net investment income (loss) to average daily net assets      2.83%(d)
Portfolio turnover rate (excluding short-term securities)               317%
Total return(f)                                                        (.36%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class I would have been 0.71% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003(b)
Net asset value, beginning of period                                          $9.65            $9.96
Income from investment operations:
Net investment income (loss)                                                    .24              .01
Net gains (losses) (both realized and unrealized)                               .10             (.30)
Total from investment operations                                                .34             (.29)
Less distributions:
Dividends from net investment income                                           (.24)            (.02)
Net asset value, end of period                                                $9.75            $9.65

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--
Ratio of expenses to average daily net assets(c),(e)                           .80%             .81%(d)
Ratio of net investment income (loss) to average daily net assets             2.44%            1.55%(d)
Portfolio turnover rate (excluding short-term securities)                      317%              36%
Total return(f)                                                               3.53%           (2.92%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.87% and 2.24% for the periods ended July 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Limited Duration Bond Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2004, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended July 31, 2004, and for the period from June 19, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Limited Duration Bond Fund as of July 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 20, 2004

--------------------------------------------------------------------------------
32   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Limited Duration Bond Fund
Fiscal year ended July 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 22, 2003                                                         $0.01612
Sept. 22, 2003                                                         0.01734
Oct. 23, 2003                                                          0.01799
Nov. 21, 2003                                                          0.01695
Dec. 22, 2003                                                          0.02550
Jan. 26, 2004                                                          0.01984
Feb. 25, 2004                                                          0.01542
March 26, 2004                                                         0.01710
April 26, 2004                                                         0.01900
May 26, 2004                                                           0.01900
June 25, 2004                                                          0.02000
July 26, 2004                                                          0.02000
Total distributions                                                   $0.22426

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 22, 2003                                                         $0.01059
Sept. 22, 2003                                                         0.01119
Oct. 23, 2003                                                          0.01166
Nov. 21, 2003                                                          0.01105
Dec. 22, 2003                                                          0.01911
Jan. 26, 2004                                                          0.01265
Feb. 25, 2004                                                          0.00933
March 26, 2004                                                         0.01089
April 26, 2004                                                         0.01263
May 26, 2004                                                           0.01295
June 25, 2004                                                          0.01412
July 26, 2004                                                          0.01367
Total distributions                                                   $0.14984

--------------------------------------------------------------------------------
33   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 22, 2003                                                         $0.01019
Sept. 22, 2003                                                         0.01113
Oct. 23, 2003                                                          0.01161
Nov. 21, 2003                                                          0.01084
Dec. 22, 2003                                                          0.01912
Jan. 26, 2004                                                          0.01263
Feb. 25, 2004                                                          0.00936
March 26, 2004                                                         0.01083
April 26, 2004                                                         0.01256
May 26, 2004                                                           0.01296
June 25, 2004                                                          0.01429
July 26, 2004                                                          0.01372
Total distributions                                                   $0.14924

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
March 26, 2004                                                        $0.02254
April 26, 2004                                                         0.02161
May 26, 2004                                                           0.02149
June 25, 2004                                                          0.02000
July 26, 2004                                                          0.02237
Total distributions                                                   $0.10801

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.00%
     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Aug. 22, 2003                                                         $0.01731
Sept. 22, 2003                                                         0.01861
Oct. 23, 2003                                                          0.01927
Nov. 21, 2003                                                          0.01815
Dec. 22, 2003                                                          0.02679
Jan. 26, 2004                                                          0.02128
Feb. 25, 2004                                                          0.01668
March 26, 2004                                                         0.01836
April 26, 2004                                                         0.02032
May 26, 2004                                                           0.02023
June 25, 2004                                                          0.02181
July 26, 2004                                                          0.02128
Total distributions                                                   $0.24009

--------------------------------------------------------------------------------
34   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
35   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

                                                        Beginning            Ending                 Expenses paid
                                                      account value       account value           during the period
                                                      Feb. 1, 2004        July 31, 2004      Feb. 1, 2004-July 31, 2004
Class A
     Actual(e)                                           $1,000             $1,000.10                 $4.67(a)
     Hypothetical (5% return before expenses)            $1,000             $1,020.19                 $4.72(a)
Class B
     Actual(e)                                           $1,000               $997.40                 $8.39(b)
     Hypothetical (5% return before expenses)            $1,000             $1,016.46                 $8.47(b)
Class C
     Actual(e)                                           $1,000               $997.40                 $8.44(c)
     Hypothetical (5% return before expenses)            $1,000             $1,016.41                 $8.52(c)
Class I(f)
     Actual                                                 N/A                   N/A                    N/A
     Hypothetical (5% return before expenses)               N/A                   N/A                    N/A
Class Y
     Actual(e)                                           $1,000             $1,002.00                 $3.88(d)
Hypothetical (5% return before expenses)                 $1,000             $1,020.98                 $3.92(d)

(a) Expenses are equal to the Fund's Class A annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's Class B annualized expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class C annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Based on the actual return for the six months ended July 31, 2004: 0.01% for Class A, (0.26%) for Class B, (0.26%) for Class C and 0.20% for Class Y.

(f) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was March 4, 2004.

--------------------------------------------------------------------------------
36   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 87 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Arne H. Carlson                        Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                            Corporation (provides
Minneapolis, MN 55402                                            administrative services to
Age 69                                                           boards). Former Governor of
                                                                 Minnesota
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Philip J. Carroll, Jr.                 Board member since 2002   Retired Chairman and CEO, Fluor    Scottish Power PLC,
901 S. Marquette Ave.                                            Corporation (engineering and       Vulcan Materials Company,
Minneapolis, MN 55402                                            construction) since 1998           Inc. (construction
Age 66                                                                                              materials/chemicals)
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Livio D. DeSimone                      Board member since 2001   Retired Chair of the Board and     Cargill, Incorporated
0 Seventh Street East                                            Chief Executive Officer,           (commodity merchants and
Suite 3050                                                       Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                          Manufacturing (3M)                 Mills, Inc. (consumer
Age 70                                                                                              foods), Vulcan Materials
                                                                                                    Company (construction
                                                                                                    materials/chemicals),
                                                                                                    Milliken & Company
                                                                                                    (textiles and chemicals),
                                                                                                    and Nexia Biotechnologies,
                                                                                                    Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Anne P. Jones                          Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 69
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Stephen R. Lewis, Jr.*                 Board member since 2002   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.                                            of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                               systems)
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
37   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alan K. Simpson                        Board member since 1997   Former three-term United States
1201 Sunshine Ave.                                               Senator for Wyoming
Cody, WY 82414
Age 72
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alison Taunton-Rigby                   Board member since 2002   Founder and Chief Executive
901 S. Marquette Ave.                                            Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                            2004; President, Forester
Age 60                                                           Biotech since 2000; prior to
                                                                 that, President and CEO, Aquila
                                                                 Biopharmaceuticals, Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

Board Member Affiliated with AEFC**

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
William F. Truscott                    Board member since        Senior Vice President - Chief
53600 AXP Financial Center             2001, Vice President      Investment Officer of AEFC since
Minneapolis, MN 55474                  since 2002                2001. Former Chief Investment
Age 43                                                           Officer and Managing Director,
                                                                 Zurich Scudder Investments
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
38   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer since 2002      Vice President - Investment
50005 AXP Financial Center                                       Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                            Vice President - Finance,
Age 49                                                           American Express Company,
                                                                 2000-2002; Vice President -
                                                                 Corporate Controller, AEFC,
                                                                 1996-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Paula R. Meyer                         President since 2002      Senior Vice President and
596 AXP Financial Center                                         General Manager - Mutual Funds,
Minneapolis, MN 55474                                            AEFC, since 2002; Vice President
Age 50                                                           and Managing Director - American
                                                                 Express Funds, AEFC, 2000-2002;
                                                                 Vice President, AEFC, 1998-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Leslie L. Ogg                          Vice President, General   President of Board Services
901 S. Marquette Ave.                  Counsel, and Secretary    Corporation
Minneapolis, MN 55402                  since 1978
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
39   ---   AXP LIMITED DURATION BOND FUND   ---   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended July 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Discovery Series, Inc. were as follows:

                        2004 - $72,570;                       2003 - $22,364

(b) Audit - Related Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Discovery Series, Inc. were as follows:

                        2004 - $117;                          2003 - $25

(c) Tax Fees. The fees paid for the years ended July 31, to KPMG LLP for tax compliance related services for AXP Discovery Series, Inc. were as follows:

                        2004 - $9,540;                        2003 - $2,150

(d) All Other Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Discovery Series, Inc. were as follows:

                        2004 - None;                          2003 - $2

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended July 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2004 - None;                          2003 - None

         The fees paid for the years ended July 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2004 - $88,450;                       2003 - $184,000

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

* 2003 represents bills paid 8/1/02 - 7/31/03
  2004 represents bills paid 8/1/03 - 7/31/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.  Submission of matters to a vote of security holders. Not applicable.

Item 10. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Discovery Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          October 1, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          October 1, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          October 1, 2004